QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TYCO INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Tyco International Ltd. Second Floor 90 Pitts Bay Road Pembroke HM 08, Bermuda
Tele: 441 292-8674 Fax: 441 295-9647

January 21, 2009

Dear Shareholder,

        You are cordially invited to attend the 2009 Annual General Meeting of Shareholders of Tyco International Ltd., which will be held on March 12, 2009 at 9:00 a.m., Atlantic Time, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual General Meeting and Proxy Statement. We hope you are planning to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your common shares be represented at the meeting. Accordingly, we ask that you please complete, sign, date and return the enclosed proxy card at your earliest convenience.

        On behalf of the Board of Directors and the management of Tyco, I extend our appreciation for your continued support.

Yours sincerely,

Edward D. Breen Chairman and Chief Executive Officer

Tyco International Ltd.
Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

2009 Proxy Statement

 TYCO INTERNATIONAL LTD.

NOTICE OF 2009 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 12, 2009

        NOTICE IS HEREBY GIVEN that the 2009 Annual General Meeting of Shareholders of Tyco International Ltd. will be held on March 12, 2009 at 9:00 a.m., Atlantic Time, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda for the following purposes:

  1.
  To elect the Board of Directors;

  2.
  To re-appoint Deloitte & Touche LLP as the independent auditors and to authorize the Audit Committee of the Board of Directors to set the auditors' remuneration;

  3.
  To adopt amendments to the Company's 2004 Stock and Incentive Plan; and

  4.
  To consider and act on such other business as may properly come before the meeting or any adjournment thereof.

        During the meeting, management also will present Tyco's audited consolidated financial statements for the fiscal year ended September 26, 2008.

        This Notice of Annual General Meeting and Proxy Statement and the enclosed proxy card are first being sent on or about January 21, 2009 to each holder of record of Tyco common shares at the close of business on January 6, 2009. Only holders of record of Tyco common shares on January 6, 2009 are entitled to notice of, and to attend and vote at the Annual General Meeting and any adjournment or postponement thereof. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card to ensure that your common shares are represented at the meeting. Tyco shareholders of record who attend the meeting may vote their common shares personally, even though they have sent in proxies.

By Order of the Board of Directors,
Judith A. Reinsdorf Executive Vice President and General Counsel

January 21, 2009

PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THE PROXY IS REVOCABLE AND IT WILL NOT BE USED IF YOU: GIVE WRITTEN NOTICE OF REVOCATION TO THE SECRETARY AT TYCO INTERNATIONAL LTD., SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE HM 08, BERMUDA PRIOR TO THE VOTE TO BE TAKEN AT THE MEETING; LODGE A LATER-DATED PROXY; OR ATTEND AND VOTE PERSONALLY AT THE MEETING.

2009 Proxy Statement

 TABLE OF CONTENTS

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL GENERAL MEETING	1
Questions and Answers About Voting Your Common Shares	1
Returning Your Proxy Card	5
GOVERNANCE OF THE COMPANY	6
Our Corporate Governance Principles	6
Board of Directors	7
Director Independence	11
Director Service	12
Director Orientation and Education	13
Other Directorships and Conflicts	13
Guide to Ethical Conduct	14
Charitable Contributions	14
COMPENSATION OF NON-EMPLOYEE DIRECTORS	14
PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS	17
Current Directors Nominated for Re-Election	17
New Director Nominated for Election	19
COMMITTEES OF THE BOARD	20
Compensation Committee Interlocks and Insider Participation	21
Nomination of Directors	21
Executive Officers	23
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25
EXECUTIVE OFFICER COMPENSATION	27
Compensation Discussion and Analysis	27
Introduction	27
Role of the Compensation Committee	27
Benchmarking	28
Executive Compensation Philosophy	32
Elements of Compensation	33
Tax Deductibility of Executive Compensation	38
Change in Control and Severance Benefits	38
Pay Recoupment Policy	45
Stock Ownership Guidelines	45
Compensation and Human Resources Committee Report on Executive Compensation	45
Executive Compensation Tables	46
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	57
AUDIT COMMITTEE REPORT	57

2009 Proxy Statement            i

PROPOSAL NUMBER TWO—RE-APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT COMMITTEE TO SET THEIR REMUNERATION	58
Audit and Non-Audit Fees	58
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors	59
PROPOSAL NUMBER THREE—AMENDMENTS TO THE COMPANY'S 2004 STOCK AND INCENTIVE PLAN	59
OTHER MATTERS	62
Costs of Solicitation	62
Presentation of Financial Statements	62
Registered and Principal Executive Offices	62
Shareholder Proposals for the 2010 Annual General Meeting	62
United States Securities and Exchange Commission Reports	63
General	63

ii            2009 Proxy Statement

 INFORMATION ABOUT THIS PROXY STATEMENT AND
THE ANNUAL GENERAL MEETING

Questions and Answers About Voting Your Common Shares

Why did I receive this Proxy Statement?	Tyco has sent this Notice of Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card, because Tyco's Board of Directors is soliciting your proxy to vote at the Annual General Meeting on March 12, 2009. This Proxy Statement contains information about the items being voted on at the Annual General Meeting and important information about Tyco. Tyco's 2008 Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended September 26, 2008, which includes the audited consolidated financial statements of Tyco for the fiscal year ended September 26, 2008, are enclosed with or have been sent in advance of these materials.

Tyco has sent these materials to each person who is registered as a holder of its common shares in its register of shareholders (such owners are often referred to as "holders of record") as of the close of business on January 6, 2009, the record date for the Annual General Meeting. Any Tyco shareholder as of the record date who does not receive a copy of this Notice of Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card, may obtain a copy at the Annual General Meeting or by contacting Tyco at (441) 298-9732.

Tyco has requested that banks, brokerage firms and other nominees who hold Tyco common shares on behalf of the owners of the common shares (such owners are often referred to as "beneficial shareholders" or "street name holders") as of the close of business on January 6, 2009 forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders. Tyco has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Finally, Tyco has provided for these materials to be sent to persons who have interests in Tyco common shares through participation in the Company share funds of the Tyco retirement savings plans and employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting. They may, however, instruct the trustees of these plans how to vote the common shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans.
Who is entitled to vote?	Each holder of record of Tyco common shares on January 6, 2009, the record date for the Annual General Meeting, is entitled to attend and vote at the Annual General Meeting. A

2009 Proxy Statement            1

poll will be taken on each proposal to be put to the Annual General Meeting.
How many votes do I have?
Every holder of a common share on the record date will be entitled to one vote per share for each Director to be elected at the Annual General Meeting and to one vote per share on each other matter presented at the Annual General Meeting. On January 6, 2009, there were 473,275,987 common shares outstanding and entitled to vote at the Annual General Meeting.
What proposals are being presented at the Annual General Meeting?	Tyco intends to present proposals numbered one through three for shareholder consideration and voting at the Annual General Meeting. These proposals are for:
• Election of the Board of Directors;
• Re-appointment of Deloitte & Touche LLP as the independent auditors and authorization of the Audit Committee of the Board to set the auditors' remuneration.
•
Amendments to the Company's 2004 Stock and Incentive Plan intended to ensure that certain awards under the plan continue to qualify as "performance-based compensation" under U.S. federal tax rules; to expressly include two additional metrics that may be used as performance measures; to provide additional flexibility regarding the types of equity that may be used for Director remuneration purposes; and to make a clarifying amendment regarding pay-outs of performance based awards.

Other than matters incident to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, Tyco does not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.
How do I attend the Annual General Meeting?
All shareholders are invited to attend the Annual General Meeting. For admission to the Annual General Meeting, shareholders of record should bring the admission ticket attached to the enclosed proxy card to the Registered Shareholders check-in area and a form of photo identification, where their ownership will be verified. Those who have beneficial ownership of common shares held by a bank, brokerage firm or other nominee should come to the Beneficial Owners check-in area. To be admitted, beneficial owners must bring account statements or letters from their banks or brokers showing that they own Tyco common shares as of January 6, 2009 along with a form of photo identification. Registration will begin at 8:00 a.m. Atlantic

2            2009 Proxy Statement

Time and the Annual General Meeting will begin at 9:00 a.m. Atlantic Time.
How do I vote?	You can vote in the following ways:
•
By Mail: If you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your common shares in street name, you can vote by following the instructions on your voting instruction card.
•
At the Annual General Meeting: If you are planning to attend the Annual General Meeting and wish to vote your common shares in person, we will give you a ballot at the meeting. Shareholders who own their common shares in street name are not able to vote at the Annual General Meeting unless they have a proxy, executed in their favor, from the holder of record of their shares.
Even if you plan to be present at the Annual General Meeting, we encourage you to complete and mail the enclosed card to vote your common shares by proxy.
What if I return my proxy or voting instruction card but do not mark it to show how I am voting?
Your common shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. If you sign and return your proxy card or voting instruction card but do not indicate instructions for voting, your common shares will be voted: "FOR" the election of all nominees to the Board named on the proxy card; "FOR" proposals two and three; and, with respect to any other matter which may properly come before the Annual General Meeting, and any adjournment or postponement thereof, at the discretion of the proxy holders.
May I change or revoke my vote after I return my proxy or voting instruction card?	You may change your vote in one of three ways at any time before it is exercised:
• Notify our Secretary in writing before the Annual General Meeting that you are revoking your proxy or, if you hold your shares in street name, follow the instructions on the voting instruction card;
• Submit another proxy card (or voting instruction card if you hold your common shares in street name) with a later date; or
• If you are a holder of record, or a beneficial holder with a proxy from the holder of record, vote in person at the Annual General Meeting.
What does it mean if I receive more than one proxy or voting instruction card?
It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your common shares. Beneficial shareholders sharing an address who are receiving multiple copies of the proxy materials, Annual Report and Form 10-K will need to contact their broker, bank or other nominee to request that only a single

2009 Proxy Statement            3

copy of each document be mailed to all shareholders at the shared address in the future. In addition, if you are the beneficial owner, but not the record holder, of Tyco's common shares, your broker, bank or other nominee may deliver only one copy of the Proxy Statement, Annual Report and Form 10-K to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. Tyco will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement, Annual Report and Form 10-K to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive a separate written copy of the Proxy Statement, Annual Report and Form 10-K, now or in the future, should submit their request to Tyco by telephone at (441) 298-9732 or by submitting a written request to Tyco Shareholder Services, Tyco International Ltd., Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.
What constitutes a quorum?	The presence, in person or by proxy, of the holders of a majority of the common shares outstanding and entitled to vote at the Annual General Meeting constitutes a quorum for the conduct of business.
What vote is required in order to approve each proposal?
The affirmative vote of a majority of the common shares represented and voting at the Annual General Meeting is required for election of Directors, the re-appointment of Tyco's independent auditors and authorization of the Audit Committee of the Board to set the auditors' remuneration, and the amendments to the Company's 2004 Stock and Incentive Plan. Pursuant to Bermuda law, (i) common shares which are represented by "broker non-votes" (i.e., common shares held by brokers which are represented at the Annual General Meeting but with respect to which the broker is not empowered to vote on a particular proposal) and (ii) common shares which abstain from voting on any matter, are not included in the determination of the common shares voting on such matter, but are counted for quorum purposes.
How will voting on any other business be conducted?
Other than matters incident to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.
Who will count the votes?	BNY Mellon Shareowner Services will act as the inspector of election and will tabulate the votes.

4            2009 Proxy Statement

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 12, 2009:	You can access Tyco's annual report and proxy statement at www.tycoproxy.com. For future meetings, shareholders can help reduce the amount of energy and paper consumed by the Company, and save the Company the expense of mailing printed proxy materials, by consenting to receive them in electronic format instead. You can choose this option by completing the required information at http://enroll.icsdelivery.com/TYC. Your choice will remain in effect until you revoke it. If you choose to receive proxy materials in electronic format, you will receive an e-mail notice prior to the next annual meeting that will provide the links to the annual meeting materials online. You may later revoke your consent or specifically request that a copy of the proxy materials be sent to you. To change or revoke your consent, follow the instructions on http://enroll.icsdelivery.com/TYC.

Returning Your Proxy Card

        Tyco shareholders should complete and return the proxy card as soon as possible. In order to assure that your proxy is received in time to be voted at the meeting, the proxy card must be completed in accordance with the instructions on it and received at any one of the addresses set forth below by the times (being local times) and dates specified:

In Bermuda:	In the United States:
by 5:00 p.m. on March 11, 2009 by hand or mail at:	by 7:00 a.m. on March 12, 2009 by mail at:
Tyco International Ltd. Second Floor, 90 Pitts Bay Road Pembroke HM 08, Bermuda	Tyco International Ltd. c/o BNY Mellon Shareowner Services P.O. Box 3550 South Hackensack, NJ 07606-3550 United States of America
In the United Kingdom:	In Australia:
by 5:00 p.m. on March 11, 2009 by hand or mail at:	by 5:00 p.m. on March 11, 2009 by hand or mail at:
Tyco International Ltd. c/o Tyco Holdings (UK) Limited Law Department 7th Floor Broadgate West 9 Appold Street London EC2A 2AP United Kingdom	Tyco International Ltd. c/o Tyco International Pty. Limited Unit 38, 38 South Street, Rydalmere NSW 2116 Australia

        If your common shares are held in street name, you should return your proxy card or voting instruction card in accordance with the instructions on that card or as provided by the bank, brokerage firm or other nominee who holds Tyco common shares on your behalf.

2009 Proxy Statement            5

 GOVERNANCE OF THE COMPANY

Our Corporate Governance Principles

        Our corporate governance principles are embodied in a formal document that has been approved by Tyco's Board of Directors (the "Board"). It is posted on our website at www.tyco.com under the heading "Corporate Responsibility—Governance". We will also provide a copy of the corporate governance principles to shareholders upon request.

Vision and Values of Our Board

        Tyco's Board is responsible for directing and overseeing the management of Tyco's business in the best interests of the shareholders and consistent with good corporate citizenship. In carrying out its responsibilities, the Board selects and monitors top management, provides oversight for financial reporting and legal compliance, determines Tyco's governance principles and implements its governance policies. The Board, together with management, is responsible for establishing the Company's values and code of conduct and for setting strategic direction and priorities.

        While Tyco's strategy evolves in response to changing market conditions, the Company's vision and values are enduring. Our governance principles, along with the Company's vision and values, constitute the foundation upon which the Company's governance policies are built. Our vision, values and principles are discussed below.

        Tyco believes that good governance requires not only an effective set of specific practices but also a culture of responsibility throughout the firm, and governance at Tyco is intended to optimize both. Tyco also believes that good governance ultimately depends on the quality of its leadership, and it is committed to recruiting and retaining Directors and officers of proven leadership and personal integrity.

Tyco Vision: Why We Exist and the Essence of Our Business

        To be our customers' first choice in every market we serve by exceeding commitments, providing new technology solutions, leveraging our diverse brands, driving operational excellence, and committing to the highest standards of business practices—all of which will drive Tyco's long-term growth, value, and success.

Tyco Values: How We Conduct Ourselves

        Integrity:    We demand of each other and ourselves the highest standards of individual and corporate integrity with our customers, suppliers, vendors, agents and stakeholders. We vigorously protect Company assets and have policies and compliance systems designed to ensure compliance with all Company policies and laws.

        Excellence:    We continually challenge each other to improve our products, our processes and ourselves. We strive always to understand our customers' and suppliers' businesses and help them achieve their goals. We are dedicated to diversity, fair treatment, mutual respect and trust of our employees and customers.

        Teamwork:    We foster an environment that encourages innovation, creativity and results through teamwork and mutual respect. We practice leadership that teaches, inspires and promotes full participation and career development. We encourage open and effective communication and interaction.

6            2009 Proxy Statement

        Accountability:    We will meet the commitments we make and take personal responsibility for all actions and results. We will create an operating discipline of continuous improvement that will be integrated into our culture.

Tyco Goals: What We Seek to Achieve

        Governance:    Adhere to the highest standards of corporate governance by establishing processes and practices that promote and ensure integrity, compliance and accountability.

        Customers:    Fully understand and exceed our customers' needs, wants and preferences and provide greater value to our customers than our competition.

        Growth:    Focus on strategies to achieve organic growth targets and deploy cash for growth and value creation.

        Teamwork and Culture:    Build on the Company's reputation and image internally and externally while driving initiatives to ensure Tyco remains an employer of choice.

        Operational Excellence:    Implement best-in-class operating practices and leverage Company-wide opportunities and best practices.

        Financial Strength & Flexibility:    Ensure that financial measures and shareholder return objectives are met.

Board of Directors

Mission of the Board of Directors: What the Board Intends to Accomplish

        The mission of Tyco's Board is to promote the long-term value and health of the Company in the interests of the shareholders and set an ethical "tone at the top." To this end, the Board provides management with strategic guidance, and also ensures that management adopts and implements procedures designed to promote both legal compliance and the highest standards of honesty, integrity and ethics throughout the organization.

Governance Principles: How the Board Oversees the Company

        Active Board:    The Directors are well informed about the Company and vigorous in their oversight of management.

        Company Leadership:    The Directors, together with senior management, set Tyco's strategic direction, review financial objectives, and establish the ethical tone for the management and leadership of the Company.

        Compliance with Laws and Ethics:    The Directors ensure that procedures and practices are in place designed to prevent and identify illegal or unethical conduct and to permit appropriate and timely redress should such conduct occur.

        Inform and Listen to Investors and Regulators:    The Directors take steps to see that management discloses appropriate information fairly, fully, timely and accurately to investors and regulators, and that the Company maintains a two-way communication channel with its investors and regulators.

        Continuous Improvement:    The Directors remain abreast of new developments in corporate governance and they implement new procedures and practices as they deem appropriate.

2009 Proxy Statement            7

Board Responsibilities

        The Board is responsible for:

  •
  reviewing and approving management's strategic and business plans;

  •
  reviewing and approving financial plans, objectives and actions, including significant capital allocations and expenditures;

  •
  monitoring management's execution of corporate plans and objectives;

  •
  advising management on significant decisions and reviewing and approving major transactions;

  •
  identifying and recommending Director candidates for election by shareholders;

  •
  appraising the Company's major risks and overseeing that appropriate risk management and control procedures are in place;

  •
  selecting, monitoring, evaluating, compensating and, if necessary, replacing the Chief Executive Officer and other senior executives, and seeing that organizational development and succession plans are maintained for these executive positions;

  •
  determining the Chief Executive Officer's compensation, and approving the compensation of senior officers;

  •
  overseeing that procedures are in place designed to promote compliance with laws and regulations;

  •
  overseeing that procedures are in place designed to promote integrity and candor in the audit of the Company's financial statements and operations, and in all financial reporting and disclosure; and

  •
  designing and assessing the effectiveness of its own governance practices and procedures as well as Board and committee performance.

Board Leadership

        The business of the Company is managed under the direction of the Company's Board, in the interest of the shareholders. The Board delegates its authority to senior management for managing the everyday affairs of the Company. The Board requires that senior management review major actions and initiatives with the Board prior to implementation.

        The Company believes the positions of Chairman and Chief Executive Officer should be held by the same person, unless circumstances dictate otherwise. The Company has adopted a counterbalancing governance structure, including:

  •
  a designated lead Director;

  •
  a substantial majority of independent Directors;

  •
  annual election of Directors by a majority of votes cast at the annual general meeting of shareholders;

  •
  committees entirely composed of independent Directors; and

  •
  established governance guidelines.

        The lead Director acts as an intermediary between the Board and senior management. Among other things, the lead director is responsible for setting the agenda for Board meetings with Board and management input, facilitating communication among Directors and between the Board and the Chief Executive Officer, working with the CEO to provide an appropriate information flow to the Board, and

8            2009 Proxy Statement

chairing an executive session of the independent Directors at each formal Board meeting. The lead director is expected to foster a cohesive board that cooperates with the CEO towards the ultimate goal of creating shareholder value.

Board Capabilities

        The Tyco Board as a whole is strong in its diversity and collective knowledge of accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets.

        The culture of the Board is such that the Board can operate swiftly and effectively in making key decisions and facing major challenges. Board meetings are conducted in an environment of trust, open dialogue and mutual respect that encourages constructive commentary.

        The Board strives to be informed, proactive and vigilant in its oversight of the Company and protection of shareholder assets.

Board Committees

        To conduct its business the Board maintains three standing committees: Audit, Compensation and Human Resources (the "Compensation Committee"), and Nominating and Governance, and they are each entirely composed of independent Directors. Assignments to, and chairs of, the Audit and Compensation Committees are recommended by the Nominating and Governance Committee and selected by the Board. The independent Directors as a group elect the members and the chair of the Nominating and Governance committee. All committees report on their activities to the Board.

        The lead Director may convene "special committees" to review material matters being considered by the Board. Special committees report their activities to the Board.

        To ensure effective discussion and decision making while at the same time having a sufficient number of independent Directors for its three committees, the Board is normally constituted of between ten and thirteen Directors. Shareholders have the authority to set the number of Directors at the annual general meeting, and the Directors have the authority to fill any vacancy that may arise during the year.

        The Nominating and Governance Committee reviews the Board's governance guidelines annually and recommends appropriate changes to the Board.

Board Meetings

        The Board meets at least five times annually, and additional meetings may be called in accordance with the Company's Bye-laws. Frequent board meetings are critical not only for timely decisions but also for Directors to be well informed about the Company's operations and issues. One of these meetings will be scheduled in conjunction with the Company's annual general meeting and board members are required to be in attendance at the annual general meeting either in person or by telephone. The lead Director, in consultation with the Chairman of the Board / Chief Executive Officer, is responsible for setting meeting agendas with input from the Directors.

        Committee meetings are normally held in conjunction with Board meetings. Major committee decisions are reviewed and approved by the Board. The Board chair and committee chairs are responsible for conducting meetings and informal consultations in a fashion that encourages informed, meaningful and probing deliberations. Presentations at Board meetings are concise and focused, and they include adequate time for discussion and decision-making. An executive session of independent Directors, chaired by the lead Director, is held at each formal meeting of the Board.

2009 Proxy Statement            9

        Directors receive the agenda and materials for regularly scheduled meetings in advance. Best efforts are made to make materials available as soon as one week in advance, but no later than three days in advance. When practical, the same applies to special meetings of the Board. Directors may ask for additional information from, or meetings with, senior managers at any time.

        Strategic planning and succession planning sessions are held annually at a regular Board meeting. The succession-planning meeting focuses on the development and succession of not only the chief executive but also the other senior executives.

        The Board's intent is for Directors to attend all regularly scheduled Board and committee meetings. Directors are expected to use their best efforts to attend regularly scheduled Board and committee meetings in person. The decisions by the Board and its committees are recorded in the minutes of their meetings, and copies of the minutes are forwarded promptly to all Directors after each Board and committee meeting. All independent Board members are welcome to attend any committee meeting.

Board and Committee Calendars

        A calendar of regular agenda items for the regularly scheduled Board meetings and all regularly scheduled committee meetings is prepared annually by the Chairman of the Board / Chief Executive Officer in consultation with the lead Director, committee chairs, and all interested Directors.

Board Communication

        Management speaks on behalf of the Company, and the Board normally communicates through management with outside parties, including Tyco shareholders, business journalists, equity analysts, rating agencies and government regulators. The Board has established a process for shareholders to communicate with members of the Board, including the lead Director. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Tyco Board of Directors via email at directors@tyco.com. Shareholders, customers, vendors, suppliers and employees can also raise concerns at https://www.vitaltycoconcerns.com. Inquiries can be submitted anonymously and confidentially.

        All inquiries are received and reviewed by the Corporate Ombudsman, who has a direct reporting relationship to the Audit Committee Chair of the Board of Directors. A report summarizing all items received resulting in cases is prepared for the Board. The Corporate Ombudsman directs cases to the applicable department (such as customer service, human resources or in the cases of accounting, audit or internal controls-forensic audit) and follows up with the assigned case owner to ensure that the cases are responded to in a timely manner.

Board Contact with Operations and Management

        Members of the Board perform site visits of Company operations as part of its enterprise risk management process. The lead Director and management determine the appropriate operation site and timing of the enterprise risk assessment meeting. During fiscal 2008, members of the Board participated in enterprise risk assessments at operational sites of Tyco Flow Control and Tyco Fire and Security.

        The Chairman of the Board / Chief Executive Officer arranges for senior managers to attend Board meetings and meet informally with Directors before and after the meetings.

10            2009 Proxy Statement

Board Advisors

        The Board and its committees (consistent with the provisions of their respective charters) may retain their own advisors, at the expense of the Company, as they deem necessary in order to carry out their responsibilities.

Board Evaluation

        The Nominating and Governance Committee coordinates an annual evaluation process by the Directors of the Board's performance and procedures, as well as that of each committee. This evaluation leads to a full Board discussion of the results. In connection with the evaluation process:

  •
  the lead Director informally consults with each of the Directors;

  •
  the qualifications and performance of all Board members are reviewed in connection with their re-nomination to the Board;

  •
  the Nominating and Governance Committee, the Audit Committee and the Compensation Committee each conduct an annual self-evaluation of their performance and procedures, including the adequacy of their charters.

Board Compensation and Stock Ownership

        The Compensation Committee, in collaboration with the Nominating and Governance Committee, periodically reviews the Directors' compensation and recommends changes in the level and mix of compensation to the full Board. See the Compensation Discussion and Analysis for a detailed discussion of the Compensation Committee's role in determining executive compensation.

        To help align Board and shareholder interests, Directors are encouraged to own, at a minimum, Tyco stock or stock units equal to three times their annual retainer (a total of $240,000, based on the current $80,000 annual cash retainer) within three years of joining the Board. Once a Director satisfies the minimum stock ownership recommendation, the Director will remain qualified, regardless of market fluctuations, under the guidelines as long as the Director does not sell any stock. A majority of the Directors' annual compensation is provided as equity, and each of our current Directors is in compliance with these stock ownership guidelines. Directors who are Company officers receive no additional compensation for service as Directors.

Director Independence

        To maintain its objective oversight of management, the Board consists of a substantial majority of independent Directors. Directors meet stringent definitions of independence and for those Directors that meet this definition, the Board will make an affirmative determination that a Director is independent. Independent Directors:

  •
  are not former officers or employees of the Company or its subsidiaries or affiliates, nor have they served in that capacity within the last five years;

  •
  have no current or prior material relationships with Tyco aside from their Directorship that could affect their judgment;

  •
  have not worked for, nor have any immediate family members worked for, been retained by, or received anything of substantial value from the Company aside from his or her compensation as a Director;

  •
  have no immediate family member who is an officer of the Company or its subsidiaries or who has any current or past material relationship with the Company;

2009 Proxy Statement            11

  •
  do not work for, nor does any immediate family member work for, consult with, or otherwise provide services to, another publicly traded company on whose Board of Directors the Tyco Chief Executive Officer or other member of senior management serves;

  •
  do not serve as, nor does any immediate family member serve as, an executive officer of any entity with respect to which the Company's annual sales to, or purchases from, exceed one percent of either entity's annual revenues for the prior fiscal year;

  •
  do not serve, nor does any immediate family member serve, on either the board of directors or the compensation committee of any corporation that employs either a nominee for Director or a member of the immediate family of any nominee for Director; and

  •
  do not serve, nor does any immediate family member serve, as a director, trustee, executive officer or similar position of a charitable or non-profit organization with respect to which the Company or its subsidiaries made charitable contributions or payments in excess of one percent of such organization's charitable receipts in the last fiscal year. In addition, a Director is not independent if he or she serves as a director, trustee, executive officer or similar position of a charitable organization if Tyco made payments to such charitable organization in an amount that exceeds one percent of Tyco's total annual charitable contributions made during the last fiscal year.

        The Board has determined that all of the Director nominees, with the exception of the Chief Executive Officer, meet these standards and are therefore independent of the Company. The independent Director nominees are Timothy M. Donahue, Brian Duperreault, Bruce S. Gordon, Rajiv L. Gupta, John A. Krol, Brendan R. O'Neill, William S. Stavropoulos, Sandra S. Wijnberg, Jerome B. York and David Yost.

Director Service

        Directors are elected by an affirmative vote of a majority of the votes cast by shareholders at the annual general meeting of shareholders and they serve for one-year terms. Each Director must tender his or her resignation from the Board at the annual general meeting of shareholders following his or her 72nd birthday. The Board may, in its discretion, waive this limit in special circumstances, as it has done this year with respect to Mr. Krol, whom the Nominating and Governance Committee has nominated to serve an additional term in light of his extensive experience and knowledge as lead Director from 2002 through 2007. Any nominee for Director who does not receive a majority of votes cast from the shareholders is not elected to the Board. The sitting Director will remain in office until a new Director is elected, which shall take place in a timely manner.

        The Nominating and Governance Committee is responsible for the review of all Directors, and where necessary will take action to remove a Director for performance, which requires the unanimous approval of the Board. This unanimous approval does not include the approval of the Director whose removal is sought.

        Directors are expected to inform the Nominating and Governance Committee of any significant change in their employment or professional responsibilities and are required to offer their resignation to the Board in the event of such a change. This allows for discussion with the Nominating and Governance Committee to determine if it is in the mutual interest of both parties for the Director to continue on the Board.

        The guideline is for committee chairs and the lead Director to:

  •
  serve in their respective roles five years, and

  •
  to rotate at the time of the annual meeting following the completion of their fifth year of service.

12            2009 Proxy Statement

        The Board may choose to override these guiding principles in special circumstances or if it otherwise believes it is appropriate to do so. For example, Mr. York has been asked to serve as chairman of the Audit Committee for an additional term in light of his extensive experience and knowledge.

        When the Chairman of the Board / Chief Executive Officer steps down, he or she must simultaneously resign from the Board, unless the Board decides that his or her services as a Director are in the best interests of the Company. It is only in unusual circumstances that the Board decides that the retired Chief Executive Officer should continue to serve.

Director Orientation and Education

        A formal orientation program is provided to new Directors by the Corporate Secretary on Tyco's mission, values, governance, compliance and business operations. In addition, a program of continuing education is annually provided to incumbent Directors, and it includes review of the Company's Guide to Ethical Conduct. Directors are also encouraged to take advantage of outside continuing education relating to their duties as a Director and to subscribe to appropriate publications at the Company's expense.

Other Directorships, Conflicts and Related Party Transactions

        In order to provide sufficient time for informed participation in their board responsibilities:

  •
  non-executive Directors who are employed as chief executive officer of a publicly traded company are required to limit their external directorships of other public companies to two;

  •
  non-executive Directors who are otherwise fully employed are required to limit their external directorships of other public companies to three; and

  •
  non-executive Directors who are not fully employed are required to limit their external directorships of other public companies to five.

        The Board may, in its discretion, waive these limits in special circumstances. When a Director, the chief executive or other senior managers intend to serve on another board, the Nominating and Governance Committee is required to be notified. The Committee reviews the possibility of conflicts of interest or time constraints and must approve the officer's or Director's appointment to the outside board. Each Director is required to notify the chair of the Nominating and Governance Committee of any conflicts. The chief executive may serve on no more than two other public company boards.

        The company has a formal, written procedure intended to ensure compliance with the related party provisions in our guide to ethical conduct, Bye-laws and with our corporate governance principles. For the purpose of the policy, a "related party transaction" is a transaction in which we participate and in which any related party has a direct or indirect material interest, other than ordinary course, arms-length transactions of less than 1% of the revenue of the counterparty. Transactions exceeding the 1% threshold, and any transaction involving consulting, financial advisory, legal or accounting services that could impair a Director's independence, must be approved by our Nominating and Corporate Governance Committee. Any related party transaction in which an executive officer or a Director has a personal interest, or which could present a possible conflict under the guide to ethical conduct, must be approved by a majority of disinterested directors, following appropriate disclosure of all material aspects of the transaction.

        Under the rules of the Securities and Exchange Commission, public issuers such as the Company must disclose certain "related person transactions." These are transactions in which the Company is a participant where the amount involved exceeds $120,000, and a Director, executive officer or holder of more than 5% of our common stock has a direct or indirect material interest. Although the Company

2009 Proxy Statement            13

engaged in commercial transactions in the normal course of business with companies where the Company's Directors were employed and served as officers, none of these transaction exceeded 1% of the Company's gross revenues and these transactions are not considered to be related party transactions.

Guide to Ethical Conduct

        We have adopted the Tyco Guide to Ethical Conduct, which applies to all employees, officers, and Directors of Tyco. The Guide to Ethical Conduct meets the requirements of a "code of ethics" as defined by Item 406 of Regulation S-K and applies to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, as well as all other employees. The Guide to Ethical Conduct also meets the requirements of a code of business, conduct and ethics under the listing standards of the New York Stock Exchange ("NYSE"). The Guide to Ethical Conduct is posted on our website at www.tyco.com under the heading "Corporate Responsibility—Governance". We will also provide a copy of the Guide to Ethical Conduct to shareholders upon request. We disclose any amendments to the Guide to Ethical Conduct, as well as any waivers for executive officers or Directors on our website at www.tyco.com under the heading "Corporate Responsibility—Governance."

Charitable Contributions

        The Board understands that its members, or their immediate family members, serve as directors, trustees, executives, advisors and in other capacities with a host of other organizations. If Tyco directs a charitable donation to an organization in which a Tyco Director, or their immediate family member, serves as a director, trustee, executive, advisor, or in other capacities with the organization, the Board must approve the donation. Any such donation approved by the Board will be limited to an amount that is less than one percent of that organization's annual charitable receipts, and less than one percent of Tyco's total annual charitable contributions. Furthermore, charitable donations by the Company to organizations at the request of a Director are limited to matching donations in an amount no greater than the amount contributed by the Director, and may not exceed the maximum amount of $10,000 per calendar year permitted under Tyco's employee matching gift program. All matching contributions made by the Company on behalf of a Director in fiscal 2008 are disclosed below under "Compensation of Non-Employee Directors."

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        The fiscal year 2008 compensation package for non-employee Directors consisted of an annual retainer of $80,000 and deferred stock units ("DSUs") with a value at grant of approximately $120,000. The lead Director and the Chair of the Audit Committee receives an additional annual fee of $20,000 and the Chairs of the Compensation Committee and the Nominating and Governance Committee each receives an additional annual fee of $15,000, in recognition of the responsibilities required in these roles. In addition, any member of a special committee of the Board receives meeting fees in an amount up to $1,500 per day for each special committee meeting that he or she attends. No such fees were paid in fiscal 2008. A Director who is also an employee receives no additional remuneration for services as a Director.

        As a result of recent U.S. federal tax law changes, the equity component of our Director's annual remuneration has been proposed to be changed as part of the amendment to the 2004 Stock and Incentive Plan described in Proposal No. 3. If the change is approved, Directors will be eligible to

14            2009 Proxy Statement

receive grants of DSUs, common shares, options, restricted shares or restricted stock units ("RSUs"), or any combination thereof in lieu of the annual grant of DSUs that is currently mandated by the Plan.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Adm. Dennis C. Blair(4)	$80,000	$128,895	—	$208,895
Mr. Timothy Donahue	$43,516	$66,932	—	$110,448
Mr. Brian Duperreault	$80,000	$127,411	—	$207,411
Mr. Bruce S. Gordon (L)(NC)	$99,038	$128,895	—	$227,933
Mr. Rajiv L. L. Gupta (CC)	$95,000	$125,767	$10,000	$230,767
Mr. John A. Krol	$96,058	$128,895	$10,000	$234,953
Dr. Brendan R. O'Neill	$80,000	$128,895	—	$208,895
Dr. William S. Stavropoulos	$80,000	$122,437	$10,000	$212,437
Ms. Sandra S. Wijnberg	$80,000	$128,895	$1,051	$209,946
Mr. Jerome B. York (AC)	$100,000	$128,895	$372	$229,267
Former Directors:
Mr. H. Carl McCall(5)	$36,703	$124,435	$1,000	$162,138

(L)=	Lead Director
(AC)=	Audit Committee Chair
(CC)=	Compensation Committee Chair
(NC)=	Nominating and Governance Committee Chair
(1)
Consists of meeting fees, as described above. Mr. Donahue was paid a prorated fee for his services for the period from March 13, 2008, when he joined the Board, through the end of the fiscal year. Mr. Gordon was paid a prorated fee for his services as Lead Director for the period from March 13, 2008 to March 28, 2008, and for his services as Nominating and Governance Chair for the period March 13, 2008 to March 28, 2008. Mr. Krol was paid a prorated fee for his services as Lead Director for the period December 29, 2007 to March 13, 2008, and his services as Nominating and Governance Committee Chair for the period December 29, 2007 to March 13, 2008. Mr. McCall was paid a prorated fee for his services as a Director for the period December 29, 2007 to March 13, 2008.

(2)
As noted above, Directors receive an annual grant worth approximately $120,000 of DSUs of the Company. The table above includes the value of dividend equivalent units ("DEUs") that accrued during fiscal 2008, but which are paid on a deferred basis. This column reflects the expense recognized in the Company's audited consolidated financial statements for the year ended September 26, 2008 for DSUs granted to each Director in 2008. Each DSU and all prior DSUs are fully vested when they are granted, meaning that they are not subject to forfeiture (except in the case of dismissal for cause), but do not carry voting rights until they are actually issued. However, the shares are not actually issued to the Director until the earlier of retirement from the Board or a change-in-control of the Company.

(3)
All other compensation includes the aggregate value of all matching charitable contributions made by the Company on behalf of the Director during the fiscal year. The Company matches the contributions of Directors made to qualifying charities up to a maximum of $10,000 per calendar year. In addition, all other compensation includes the value of the discount on home security systems installed by the Company in Directors' homes and discounts on security monitoring services. These discounts did not exceed $1,051 for any Director in fiscal 2008.

(4)
Admiral Blair's term on the Board will expire no later than the date of the 2009 Annual General Meeting.

2009 Proxy Statement            15

(5)
Mr. McCall retired from the Board on March 13, 2008.

Director Deferred Compensation Plan

        Until December 2008, under the Director Deferred Compensation Plan ("Deferred Compensation Plan"), each non-employee Director was permitted to make an election to defer some or all of his or her cash remuneration for that year. As a result of the U.S. federal tax law changes and the lack of significant Director participation therein, the Deferred Compensation Plan was discontinued effective December 4, 2008. No elections were made by Directors to defer any compensation under the Deferred Compensation Plan in fiscal 2008.

16            2009 Proxy Statement

 PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

        Upon the recommendation of the Nominating and Governance Committee, the Board has nominated for election at the 2009 Annual General Meeting a slate of 11 nominees, consisting of 10 individuals who are currently serving on the Board and one new nominee. The nominees who are currently serving on the Board are Ms. Wijnberg, Drs. O'Neill and Stavropoulos and Messrs. Breen, Donahue, Duperreault, Gordon, Gupta, Krol and York, and the new nominee is Mr. David Yost. Biographical information regarding each of the nominees is set forth below. The election of Directors will take place at the Annual General Meeting. Election of each Director requires the affirmative vote of a majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy. Shareholders are entitled to one vote per share for each of the Directors to be elected. Tyco is not aware of any reason why any of the nominees will not be able to serve if elected. Each of the Directors elected will serve until the 2010 Annual General Meeting and until their successors, if any, are elected and qualified. The Nominating and Governance Committee has not nominated Admiral Dennis Blair, a current Board member, for election at the 2009 Annual General Meeting because Admiral Blair has been nominated by U.S. President-elect Barack Obama to serve as the Director of National Intelligence in his administration. If he is confirmed, we expect Admiral Blair will tender his resignation from our Board effective at the time of confirmation. The Board wishes to thank Admiral Blair for his significant contributions to Tyco during his six years of service on the Board.

Current Directors Nominated for Re-Election

        Edward D. Breen—Mr. Breen, age 52, has been our Chairman and Chief Executive Officer since July 2002. Prior to joining Tyco, Mr. Breen was President and Chief Operating Officer of Motorola from January 2002 to July 2002; Executive Vice President and President of Motorola's Networks Sector from January 2001 to January 2002; Executive Vice President and President of Motorola's Broadband Communications Sector from January 2000 to January 2001; Chairman, President and Chief Executive Officer of General Instrument Corporation from December 1997 to January 2000; and, prior to December 1997, President of General Instrument's Broadband Networks Group. Mr. Breen also serves as a director of Comcast Corporation and is a member of the Advisory Board of New Mountain Capital LLC, a private equity firm.

        Timothy M. Donahue—Mr. Donahue, age 60, joined our Board in March 2008. Prior to his retirement, Mr. Donahue was Executive Chairman of Sprint Nextel Corporation from August 2005 to December 2006. He previously served as president and chief executive officer of Nextel Communications, Inc. He began his career with Nextel in January 1996 as president and chief operating officer. Before joining Nextel, Mr. Donahue served as northeast regional president for AT&T Wireless Services operations from 1991 to 1996. Prior to that, he served as president for McCaw Cellular's paging division in 1986 and was named McCaw's president for the U.S. central region in 1989. He is also a director of the Eastman Kodak Company, Covidien Ltd. and NVR Inc. Mr. Donahue is a graduate of John Carroll University, with a BA degree in English Literature.

        Brian Duperreault—Mr. Duperreault, age 61, joined our Board in March 2004. Mr. Duperreault has served as President, Chief Executive Officer and director of Marsh & McLennan Companies, Inc. since January 2008. Previously he served as Chairman of ACE Limited, an international provider of a broad range of insurance and reinsurance products, from October 1994 to May 2007. He served as Chief Executive Officer of ACE Limited from October 1994 through May 2004, and as its President from October 1994 through November 1999. Prior to joining ACE, Mr. Duperreault had been employed with American Insurance Group ("AIG") since 1973 and served in various senior executive positions with AIG and its affiliates from 1978 until September 1994, most recently as Executive Vice President, Foreign General Insurance and, concurrently, as Chairman and Chief Executive Officer of American International Underwriters Inc. ("AIU") from April 1994 to September 1994.

2009 Proxy Statement            17

Mr. Duperreault was President of AIU from 1991 to April 1994, and Chief Executive Officer of AIG affiliates in Japan and Korea from 1989 until 1991. Mr. Duperreault serves as Chairman of the Centre on Philanthropy, Chairman of Bermuda Institute of Ocean Sciences, and Chairman of the International Insurance Society. He is also a member of the Board of Directors of the Insurance Information Institute, and the Board of Overseers of the School of Risk Management of St. John's University.

        Bruce S. Gordon—Mr. Gordon, age 62, joined our Board in January 2003. From August 2005 through April 2007, Mr. Gordon served as President and Chief Executive Officer of the NAACP. Until his retirement in December 2003, Mr. Gordon was the President of Retail Markets at Verizon Communications, Inc., a provider of wireline and wireless communications. Prior to the merger of Bell Atlantic Corporation and GTE, which formed Verizon in July 2000, Mr. Gordon fulfilled a variety of positions at Bell Atlantic Corporation, including Group President, Vice President, Marketing and Sales, and Vice President, Sales. Mr. Gordon graduated from Gettysburg College and received an M.S. from Massachusetts Institute of Technology. Mr. Gordon also serves as a director of CBS Corporation and Northrup Grumman Corporation. Mr. Gordon is the Lead Director of our Board and the Chair of the Nominating and Governance Committee.

        Rajiv L. Gupta—Mr. Gupta, age 63, joined our Board in March 2005. Mr. Gupta has served as Chairman and Chief Executive Officer of Rohm and Haas Company, a worldwide producer of specialty materials, from 1999 to the present. Previously, he served as Vice Chairman of Rohm and Haas Company from 1998 to 1999, Director of the Electronic Materials business from 1996 to 1999, and Vice President and Regional Director of the Asia-Pacific Region from 1993 to 1998. Mr. Gupta holds a B.S. degree in mechanical engineering from the Indian Institute of Technology, an M.S. in operations research from Cornell University and an M.B.A. in finance from Drexel University. Mr. Gupta also is a director of The Vanguard Group and will join the board of Hewlett-Packard Company in January 2009. Mr. Gupta is the Chair of the Company's Compensation and Human Resources Committee.

        John A. Krol—Mr. Krol, age 72, joined our Board in August 2002. Mr. Krol served as the Chairman and Chief Executive Officer of E.I. du Pont de Nemours & Company, where he spent his entire career until his retirement in 1998. E.I. du Pont de Nemours is a global research and technology-based company serving worldwide markets, including food and nutrition, health care, agriculture, fashion and apparel, home and construction, electronics and transportation. Mr. Krol also serves as a director of ACE Limited, and the private companies Norvax, Inc. and Milliken & Company, and is on the Advisory Board of Bechtel Corporation. Mr. Krol graduated from Tufts University where he received a B.S. and M.S. in chemistry.

        Brendan R. O'Neill—Dr. O'Neill, age 60, joined our Board in March 2003. Dr. O'Neill was Chief Executive Officer and director of Imperial Chemical Industries PLC ("ICI"), a manufacturer of specialty products and paints, until April 2003. Dr. O'Neill joined ICI in 1998 as its Chief Operating Officer and Director, and was promoted to Chief Executive Officer in 1999. Prior to Dr. O'Neill's career at ICI, he held numerous positions at Guinness PLC, including Chief Executive of Guinness Brewing Worldwide Ltd, Managing Director International Region of United Distillers, and Director of Financial Control. Dr. O'Neill also held positions at HSBC Holdings PLC, BICC PLC and the Ford Motor Company. He has an M.A. from the University of Cambridge and a Ph.D. in chemistry from the University of East Anglia, and is a Fellow of the Chartered Institute of Management Accountants (U.K.). Dr. O'Neill is a director of Endurance Specialty Holdings Ltd., Aegis Group Plc., Informa plc and Watson Wyatt Worldwide, Inc. He chairs the Audit Committees of Aegis Group Plc and Informa plc.

        William S. Stavropoulos—Dr. Stavropoulos, age 69, joined our Board in March 2007. Dr. Stavropoulos was the Chairman, President and Chief Executive Officer of Dow Chemical Company, where his career spanned 39 years until his retirement in 2006. While at Dow, Dr. Stavropoulos served in a variety of positions in research, marketing and general management. Dr. Stavropoulos graduated

18            2009 Proxy Statement

from Fordham University with a B.S. in pharmaceutical chemistry and from the University of Washington with a Ph.D. in medicinal chemistry. Dr. Stavropoulos serves as a director of Chemical Financial Corporation and Teradata Corporation, is a trustee to the Fidelity Group of Funds, on the advisory boards of Maersk Corporation and Metalmark Capital LLC and is a special advisor to Clayton, Dubilier & Rice, Inc. Dr. Stavropoulos is also President and Founder of Michigan Baseball Foundation.

        Sandra S. Wijnberg—Ms. Wijnberg, age 52, joined our Board in March 2003. In March 2007, Ms. Wijnberg was named Chief Administrative Officer of Aquiline Holdings LLC. From January 2000 to April 2006, Ms. Wijnberg was the Senior Vice President and Chief Financial Officer at Marsh & McLennan Companies, Inc., a professional services firm with insurance and reinsurance brokerage, consulting and investment management businesses. Before joining Marsh & McLennan Companies, Inc. Ms. Wijnberg served as a Senior Vice President and Treasurer of Tricon Global Restaurants, Inc. and held various positions at PepsiCo, Inc., Morgan Stanley Group, Inc. and American Express Company. Ms. Wijnberg is a graduate of the University of California, Los Angeles and received an M.B.A. from the University of Southern California. Ms. Wijnberg has submitted her resignation from the board of directors of Tyco Electronics Ltd., where she was the also the Chair of the Audit Committee, effective January 31, 2009. Ms. Wijnberg is a director of the private companies Tygris Commercial Finance Group and Futurity First Financial Corporation.

        Jerome B. York—Mr. York, age 70, joined our Board in November 2002. Since 2000, Mr. York has been Chief Executive Officer of Harwinton Capital, LLC, a private investment company that he controls. From 2000 to 2003, he was the Chairman, President and Chief Executive Officer of MicroWarehouse, Inc. a computer reseller, and prior to that he was the Vice Chairman of Tracinda Corporation from 1995 to 1999, Chief Financial Officer of IBM Corporation from 1993 to 1995 and held various positions at Chrysler Corporation from 1979 to 1993. Mr. York graduated from the United States Military Academy, and received an M.S. from the Massachusetts Institute of Technology and an M.B.A. from the University of Michigan. Mr. York also serves as a director and chair of the Audit Committees of Apple, Inc. and Dana Holding Corporation. Mr. York is the Chair of the Company's Audit Committee.

New Director Nominated for Election

        R. David Yost—Mr. Yost, age 61, has served as Director and Chief Executive Officer of AmerisourceBergen, a comprehensive pharmaceutical services provider, from August 2001 to the present. He was President of AmerisourceBergen from August 2001 to October 2002, Chairman and Chief Executive Officer of AmeriSource Health Corporation from December 2000 to August 2001, and President and Chief Executive Officer of AmeriSource from May 1997 to December 2000. Mr. Yost also held a variety of other positions with AmeriSource Health Corporation and its predecessors from 1974 to 1997.

        The Board recommends that shareholders vote FOR the election of all 11 nominees for Director.

2009 Proxy Statement            19

 COMMITTEES OF THE BOARD

        The table below provides fiscal year 2008 membership and meeting information for each of the Board Committees.

Name	Audit	Nominating & Governance	Compensation & Human Resources	Date Elected to Board
Adm. Dennis C. Blair(1)			X	03/06/2003
Mr. Timothy M. Donahue			X	03/13/2008
Mr. Brian Duperreault		X		03/25/2004
Mr. Bruce S. Gordon (L)(C)		X		01/13/2003
Mr. Rajiv L. Gupta (C)			X	03/10/2005
Mr. John A. Krol		X		08/06/2002
Dr. Brendan R. O'Neill	X			03/06/2003
Dr. William S. Stavropoulos	X			03/08/2007
Ms. Sandra S. Wijnberg		X		03/06/2003
Mr. Jerome B. York (C)	X			11/11/2002
Number of Meetings During Fiscal Year 2008(2)	12	14	15

(1)
If elected, Mr. Yost is expected to replace Admiral Blair on the Compensation Committee.

(2)
Includes joint committee meetings held during the fiscal year

(L) = Lead Director

(C) = Committee Chair

        During fiscal 2008, the Board met nine times. All of our Directors attended over 75% of the meetings of the Board and the committees on which they served in fiscal 2008. The Board's governance principles provide that Board members are expected to attend each annual general meeting. At the 2008 Annual General Meeting, all of the current Board members were in attendance.

        Audit Committee.    The Audit Committee monitors the integrity of Tyco's financial statements, the independence and qualifications of the independent auditors, the performance of Tyco's internal auditors and independent auditors, Tyco's compliance with legal and regulatory requirements and the effectiveness of Tyco's internal controls. The Audit Committee is also responsible for retaining, subject to shareholder approval, evaluating, setting the remuneration of, and, if appropriate, recommending the termination of Tyco's independent auditors. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee operates under a charter approved by the Board. The charter is posted on Tyco's website at www.tyco.com and we will provide a copy of the charter to shareholders upon request. The Audit Committee held twelve meetings during fiscal 2008, including one joint meeting with another Board committee. During 2008, the members of the Audit Committee were Messrs. Gordon and York and Drs. O'Neill and Stavropoulos, each of whom is independent under NYSE listing standards and SEC rules for audit committee members. Mr. York is the chair of the Audit Committee. The Board has determined that each of Mr. York and Drs. Stavropoulos and O'Neill are audit committee financial experts. In March 2008, Mr. Gordon resigned from the Audit Committee upon his appointment as Lead Director and chair of the Nominating and Governance Committee.

        Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board the Director nominees for the annual general meeting of shareholders, developing and recommending to the Board a set of corporate governance principles, and playing a general leadership role in Tyco's corporate governance. In addition, the Nominating and Governance Committee oversees our environmental, health and safety management system. The Nominating and Governance Committee

20            2009 Proxy Statement

operates under a charter approved by the Board. The charter is posted on Tyco's website at www.tyco.com and we will provide a copy of the charter to shareholders upon request. The Nominating and Governance Committee held fourteen meetings during fiscal 2008 including three joint meetings with another Board committee. The members of the Nominating and Governance Committee are Ms. Wijnberg and Messrs. Krol, Gordon and Duperreault, each of whom is independent under NYSE listing standards. Mr. Gordon replaced Mr. Krol as Lead Director and chair of the Nominating and Governance Committee in March 2008

        Compensation and Human Resources Committee.    The Compensation Committee reviews and approves compensation and benefits policies and objectives, determines whether Tyco's officers, Directors and employees are compensated according to these objectives, and carries out certain of the Board's responsibilities relating to the compensation of Tyco's executives. The Compensation Committee operates under a charter approved by the Board. The charter is posted on Tyco's website at www.tyco.com and we will provide a copy of the charter to shareholders upon request. The Compensation Committee held fifteen meetings during fiscal 2008 including four joint meetings with other board committees. During 2008, the members of the Compensation Committee were Admiral Blair and Messrs. Duperreault, Donahue and Gupta. Mr. Gupta is the chair of the Compensation Committee. In March of 2008, Mr. Duperreault resigned from the Committee to join the Nominating and Governance Committee. Due to his nomination as the U.S. Director of National Intelligence, Admiral Blair has not been nominated for re-election to the Board at the 2009 Annual General Meeting. We expect that the Board will replace Admiral Blair on the Compensation Committee with Mr. Yost if he is elected to the Board at the Annual General Meeting. The Board of Directors has determined that each of the members of the Compensation Committee, including Mr. Yost, is independent under NYSE listing standards. In addition, each member is a "Non-Employee" Director as defined in the Securities Exchange Act of 1934 and is an "outside director" as defined in section 162(m) of the Internal Revenue Code. For more information regarding the Compensation Committee's roles and responsibilities, see the discussion under the heading "Role of the Compensation Committee" in the Compensation Discussion and Analysis.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee during fiscal 2008 or as of the date of this proxy statement is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company's Compensation Committee or Board of Directors.

Nomination of Directors

        The Nominating and Governance Committee, in accordance with the Board's governance principles, seeks to create a Board that as a whole is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. When the Committee reviews a potential new candidate, the Committee looks specifically at the candidate's qualifications in light of the needs of the Board and the Company at that time, given the then-current mix of Director attributes.

        General criteria for the nomination of Director candidates include:

  •
  the highest ethical standards and integrity;

  •
  a willingness to act on and be accountable for Board decisions;

  •
  an ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

2009 Proxy Statement            21

  •
  a history of achievement that reflects superior standards for themselves and others;

  •
  loyalty and commitment to driving the success of the Company;

  •
  an ability to take tough positions while at the same time working as a team player; and

  •
  individual backgrounds that provide a portfolio of experience and knowledge commensurate with the Company's needs.

        The Company also strives to have all non- employee Directors be independent. In addition to having such Directors meet the NYSE definition of independence, the Board has set its own more rigorous standard of independence. The Committee must also ensure that the members of the Board as a group maintain the requisite qualifications under NYSE listing standards for populating the Audit, Compensation and Nominating and Governance Committees. In addition, the Committee ensures that each member of the Compensation and Human Resources Committee is a "Non-Employee" Director as defined in the Securities Exchange Act of 1934 and is an "outside director" as defined in section 162(m) of the Internal Revenue Code. In November 2005, the Board governance principles were amended to limit the number of other public company boards of directors on which a Director can serve to no more than two for Directors who are employed as chief executive officer of a publicly traded company, no more than three for Directors who are otherwise fully employed and no more than five for Directors who are not fully employed. A Director currently serving on boards in excess of these limits may continue to serve, provided the Board determines that doing so would not impair the Director's service on the Company's Board. All of our Directors meet the board service criteria.

        As provided in its charter, the Nominating and Governance committee will consider Director candidates recommended by shareholders. To recommend a Director candidate, a shareholder should write to Tyco's Secretary at Tyco's current registered address: 90 Pitts Bay Road, Pembroke HM 08, Bermuda. If the proposals regarding Tyco's change of domicile to Switzerland are approved by shareholders at the Special General Meeting scheduled to occur immediately after the Annual General Meeting, Tyco's registered address would become: Freier Platz 10, 8200 Schaffhausen, Switzerland. In any event, any such recommendation must include:

  •
  the name and address of the candidate;

  •
  a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above;

  •
  the candidate's signed consent to serve as a Director if elected and to be named in the proxy statement; and

  •
  evidence of share ownership.

        The recommendation must also include documentary evidence of ownership of Tyco common shares if the shareholder is a beneficial owner, as well as the date the shares were acquired, as required by the Company's Amended and Restated Bye-laws.

        To be considered by the Nominating and Governance Committee for nomination and inclusion in the Company's proxy statement for the 2010 Annual General Meeting of Shareholders, shareholder recommendations for Director must be received by Tyco's Secretary no later than September 23, 2009. Once the Company receives the recommendation, the Company will deliver a questionnaire to the candidate that requests additional information about the candidate's independence, qualifications and other information that would assist the Nominating and Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in the Company's proxy statement, if nominated. Candidates must complete and return the questionnaire within the time

22            2009 Proxy Statement

frame provided to be considered for nomination by the Nominating and Governance Committee. No candidates were recommended by shareholders in connection with the 2009 Annual General Meeting.

        If the proposals regarding Tyco's change of domicile to Switzerland are approved by shareholders at the Special General Meeting, the above requirements will remain substantially the same, except that Tyco's registered office would change to the address stated above.

        The Nominating and Governance Committee currently employs a third party search firm to assist the Committee in identifying candidates for Director. The Committee also receives suggestions for Director candidates from Board members. Ten of our nominees for Director are current members of the Board. In evaluating candidates for Director, the Committee uses the qualifications described above, and evaluates shareholder candidates in the same manner as candidates from all other sources. Based on the Nominating and Governance Committee's evaluation of the current Directors, each nominee was recommended for election.

Executive Officers

        In addition to Mr. Breen, Tyco's Chief Executive Officer who also serves as Chairman of the Board and whose biographical information is set forth above, the executive officers of Tyco are:

        Christopher J. Coughlin—Mr. Coughlin, age 56, has been our Executive Vice President and Chief Financial Officer since March 2005. Prior to joining Tyco, Mr. Coughlin served as Chief Operating Officer at Interpublic Group. He joined Interpublic from Pharmacia Corporation, where he was Chief Financial Officer for six years. Mr. Coughlin also serves as a director of The Dun & Bradstreet Corporation and Covidien Ltd.

        Naren K. Gursahaney—Mr. Gursahaney, age 47, has been President of ADT Worldwide since May 2007. Mr. Gursahaney joined Tyco in 2003 as Senior Vice President of Operational Excellence and became the President of Tyco Flow Control in January 2005 and President of the Tyco Engineered Products and Services segment in January 2006. Prior to joining Tyco, Mr. Gursahaney was the President and Chief Executive Officer of GE Medical Systems-Asia. During his ten year tenure at GE, Mr. Gursahaney held senior leadership positions in services, marketing and information management within the Medical Systems and Power Systems divisions and also worked at GE's corporate headquarters as the staff executive for the vice chairman and manager of business development. Prior to GE, Mr. Gursahaney spent four years with Booz Allen & Hamilton in Cleveland, Ohio and worked as an engineer for Westinghouse Electric Corporation in Baltimore, Maryland and Ashdod, Israel.

        Patrick Decker—Mr. Decker, age 44, has been President of Flow Control since May 2007 and was previously Chief Financial Officer of Tyco Engineered Products and Services and Tyco Plastics and Adhesives. Prior to joining Tyco in 2003, Mr. Decker spent 13 years serving in a series of key financial roles at Bristol-Myers Squibb, both in the United States and internationally. Mr. Decker began his career as an auditor for PricewaterhouseCoopers.

        George Oliver—Mr. Oliver, age 48, has been President of Tyco Safety Products since 2006 and, in addition, was named President of the Tyco Electrical & Metal Products businesses in March 2007. Prior to joining Tyco in 2006, Mr. Oliver served in operational roles of increasing responsibility at several General Electric divisions, most recently as President and Chief Executive Officer of GE Water and Process Technologies.

        Edward C. Arditte—Mr. Arditte, age 53, has been our Senior Vice President, Strategy and Investor Relations since February 2006, and prior to that was Senior Vice President, Investor Relations from May 2003. Prior to joining Tyco, Mr. Arditte was employed by BancBoston Capital, where he served as Chief Financial Officer from January 2002. Prior to that, Mr. Arditte spent over 15 years at Textron Inc, where he held a number of positions, including Vice President and Treasurer; and Vice President, Finance and Business Development at one of the Company's operating segments.

2009 Proxy Statement            23

        Carol Anthony ("John") Davidson—Mr. Davidson, age 53, has been our Senior Vice President, Controller and Chief Accounting Officer since January 2004. Prior to joining Tyco, Mr. Davidson was employed by Dell Inc., where he served as Vice President, Audit, Risk and Compliance. While at Dell he also served in other senior capacities, including Chief Compliance Officer, Vice President and Corporate Controller. He joined Dell in 1997 from Eastman Kodak Company, where he worked 16 years in a variety of financial, accounting and auditing positions of increasing responsibility.

        John E. Evard, Jr.—Mr. Evard, age 62, has been our Senior Vice President and Chief Tax Officer since December 2002. Prior to joining Tyco, Mr. Evard was Vice President, Tax of United Technologies Corporation from August 2000. Prior to joining United Technologies, Mr. Evard held a number of positions at CNH Global N.V. and its predecessor company, Case Corp., including Senior Vice President, Corporate Development, and General Tax Counsel from December 1989 to August 2000.

        Arun Nayar—Mr. Nayar, age 58, has been our Senior Vice President and Treasurer since March 2008. Prior to joining Tyco, Mr. Nayar spent six years at PepsiCo, Inc., most recently as Chief Financial Officer of Operations, and before that as Vice President and Assistant Treasurer of Capital Markets.

        Judith A. Reinsdorf—Ms. Reinsdorf, age 45, has been our Executive Vice President and General Counsel since March 2007. From October 2004 to February 2007, Ms. Reinsdorf served as Vice President, General Counsel and Secretary of C. R. Bard, Inc., a medical device company. Previously, she had served as Vice President and Corporate Secretary of Tyco from 2003 to 2004 and as Vice President and Associate General Counsel of Pharmacia Corporation from 2000 to 2003.

        Laurie A. Siegel—Ms. Siegel, age 52, has been our Senior Vice President, Human Resources and Internal Communications since January 2003. Ms. Siegel was employed by Honeywell International from 1994 to 2002, where she held various positions in Human Resources. After leading the compensation organization from 1994 to 1997, she served as Corporate Vice President of Human Resources until 1999. Thereafter, she served as Vice President of Human Resources in the Aerospace and Specialty Materials divisions. Ms. Siegel serves as a director of Embarq Corporation.

        Shelley Stewart, Jr.—Mr. Stewart, age 55, has been our Senior Vice President of Operational Excellence and Chief Procurement Officer since January 2006 and prior to that served as Vice President of Supply Chain Management. Before joining Tyco in 2003 Mr. Stewart was Senior Vice President of Supply Chain Management at Invensys plc and Vice President of Supply Chain Management with the Raytheon Company. He also spent 18 years with United Technologies Corporation where he held numerous senior level supply chain and operational positions.

24            2009 Proxy Statement

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of common stock beneficially owned as of December 31, 2008 by each current Director, nominee for Director, executive officer named in the Summary Compensation Table under "Executive Officer Compensation" and the Directors and executive officers of the Company as a group.

Beneficial Owner	Title	Number of Common Shares Beneficially Owned(1)		Percentage of Class
Dennis C. Blair	Director	18,623	(2)	*
Edward D. Breen	Chairman and Chief Executive Officer	3,561,549	(2)(3)(4)	0.8%
Christopher J. Coughlin	Executive Vice President and Chief Financial Officer	324,600	(3)(5)	*
Timothy M. Donahue	Director	5,194	(2)	*
Brian Duperreault	Director	16,580	(2)	*
John E. Evard	Senior Vice President, Tax	181,462	(3)	*
Bruce S. Gordon	Lead Director	24,097	(2)(3)	*
Rajiv L. Gupta	Director	14,322	(2)	*
Naren K. Gursahaney	President, ADT Worldwide	270,687	(3)	*
John A. Krol	Director	27,069	(2)(3)	*
George Oliver	President, Tyco Safety Products	59,715	(3)	*
Brendan R. O'Neill	Director	23,597	(2)(3)	*
William S. Stavropoulos	Director	8,419	(2)	*
Sandra S. Wijnberg	Director	23,597	(2)(3)	*
Jerome B. York	Director	32,347	(2)(3)	*
R. David Yost	Director Nominee	0		—
All current Directors and executive officers as a group (22 persons)		5,187,143		1.1%

*
Less than 0.1%

(1)
The number shown reflects the number of common shares owned beneficially as of December 31, 2008, based on information furnished by the persons named, public filings and Tyco's records. A person is deemed to be a beneficial owner of common shares if he or she, either alone or with others, has the power to vote or to dispose of those common shares. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment authority with respect to the shares listed. To the extent indicated in the notes below, common shares beneficially owned by a person include common shares of which the person has the right to acquire beneficial ownership within 60 days after December 31, 2008. All current Directors and executive officers, as a group, were beneficial owners of approximately 1.1% of the outstanding common shares as of December 31, 2008. There were 473,264,081 Tyco common shares outstanding on such date (excluding shares held directly or indirectly in treasury).

(2)
Includes vested DSUs as follows: Admiral Blair, 18,623; Mr. Breen, 906,821; Mr. Donahue, 5,194; Mr. Duperreault, 16,109; Mr. Gordon, 18,623; Mr. Gupta,13,322; Mr. Krol, 18,623; Dr. O'Neill, 18,623; Dr. Stavropoulos, 7,669; Ms. Wijnberg, 18,623; and Mr. York, 18,623. Distribution of the DSUs will occur upon (i) the termination of the individual from the Company or the Company's Board (other than for cause) or (ii) a change in control of the Company. Upon such termination or change in control, as the case may be, the Company will issue the number of Tyco common shares equal to the aggregate number of vested DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

2009 Proxy Statement            25

(3)
Includes the maximum number of shares for which these individuals can acquire beneficial ownership upon the exercise of stock options that are currently vested or will vest before March 1, 2009 as follows: Mr. Breen, 2,524,026; Mr. Coughlin, 278,419; Mr. Evard, 170,742; Mr. Gordon, 4,974; Mr. Gursahaney, 250,651; Mr. Krol, 5,996; Mr. Oliver, 59,715; Dr. O'Neill, 4,974; Ms. Wijnberg, 4.974; and Mr. York, 4,974.

(4)
Includes 83,748 shares held in the Edward D. Breen 2008-1 Trust

(5)
Includes 36,000 options held in the Christopher J. Coughlin 2008 Equity Trust

        The following table sets forth the information indicated for persons or groups known to the Company to be beneficial owners of more than 5% of the outstanding common shares.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Common Stock Outstanding on December 31, 2008
Davis Selected Advisers LP(1) 2949 East Elvira Road, Suite 101 Tucson, Arizona 85706	28,911,245	5.8%

(1)
The amount shown for the number of common shares over which Davis Selected Advisers LP exercised investment discretion was provided pursuant to the Schedule 13G/A dated February 13, 2008 that it filed with the SEC, indicating beneficial ownership as of December 31, 2007.

26            2009 Proxy Statement

 EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

Introduction

        The Compensation Discussion and Analysis section of this proxy discusses the role of the Compensation and Human Resources Committee (the "Compensation Committee") in establishing the objectives of the Company's executive compensation plans; the Compensation Committee's executive compensation philosophy, and the application of this philosophy to Tyco's executive compensation plans. It also provides an analysis of the compensation design, and the decisions the Compensation Committee made in fiscal 2008 with respect to the five "named executive officers" of Tyco: Edward D. Breen, the Chairman and Chief Executive Officer; Christopher J. Coughlin, the Executive Vice President and Chief Financial Officer; George R. Oliver, President, Safety Products and Electrical & Metal Products; John E. Evard, Senior Vice President and Chief Tax Officer; and Naren K. Gursahaney, President, ADT Worldwide.

        In designing the Company's executive compensation program, the Compensation Committee focuses on reinforcing both the Company's business objectives and its efforts to create shareholder value. It is guided by a philosophy which holds that our executive compensation program must (i) provide for performance-based reward opportunities that support our business objectives; (ii) align payouts with the attainment of those objectives; (iii) reward superior long-term performance by linking a significant portion of each executive's total pay opportunity to sustained shareholder returns; (iv) attract, retain and motivate key executives by providing appropriate levels of fixed and variable compensation, short-term and long-term incentives, and cash-based and stock-based pay; (v) offer those most accountable for our long-term performance the opportunity to acquire and hold a significant amount of Tyco equity; and (vi) recognize and support outstanding individual performance and behaviors that support our core values—Integrity, Excellence, Teamwork and Accountability.

Role of the Compensation Committee

        The Compensation Committee consists exclusively of independent directors, who are also "outside directors" as defined in Section 162(m) of the Internal Revenue Code.

        Under the Company's governance structure and the Compensation Committee's charter, the Compensation Committee is responsible for:

  •
  reviewing and approving the Company's compensation, benefits, Human Resources policies and objectives;

  •
  determining whether the Company's officers, directors and employees are compensated in accordance with those policies and objectives; and

  •
  fulfilling the Board's responsibilities relating to compensation of the Company's executives.

        In executing its responsibilities, the Compensation Committee conducts six regularly-scheduled meetings, plus additional meetings and conferences as appropriate. The Compensation Committee relies on information and advice provided by its independent consultant and on information purchased from other data providers. It also relies on the support of the Company's Human Resources Department. The Compensation Committee benchmarks plan design and operation against the executive compensation plans of a carefully chosen roster of companies that qualify (under the Compensation Committee's criteria) as competitors for similar business and executive talent. Additionally, the Compensation Committee regularly reviews compensation-related tally sheets prepared for certain key executives, including those who are considered "Section 16" officers for purposes of reporting beneficial stock ownership under the Securities and Exchange Act of 1934. (Each of these executives is referred to as a "Senior Officer"; collectively, they are referred to as the "Senior

2009 Proxy Statement            27

Officers"). The Compensation Committee submits the recommendations it develops to the full Board for review and/or approval.

        Since the beginning of fiscal 2008, the Compensation Committee has addressed a number of additional items, including:

  •
  the continuing refinement of the executive compensation philosophy to reflect the Company's transformation following spin-off of its electronics and healthcare businesses in fiscal 2007 (the "Separation");

  •
  the reconfiguration of the peer group of companies against which the Company's executive compensation plan is benchmarked;

  •
  the ongoing consideration of whether shareholders should play an advisory role in executive compensation via a "say on pay" process, in which shareholders can cast an annual, nonbinding vote regarding a company's compensation philosophy and programs;

  •
  the application to the fiscal 2009 annual and long-term incentive plans of the results of a study intended to determine the most appropriate performance metrics for the Company's various businesses;

  •
  the review of the design of the fiscal 2009 equity award program to better align Senior Officer compensation with shareholder returns; and

  •
  the negotiation of an amended employment agreement with Mr. Breen that includes reductions and/or phase-downs of severance and change-in-control benefits, among other modifications.

Tools Utilized by the Compensation Committee

        Independent Compensation Consultant

        Under its charter, the Compensation Committee has the sole authority to retain, compensate and terminate the independent compensation consultants and any other advisors necessary to assist it in its evaluation of director, CEO or other senior executive compensation. In fiscal 2007, after a competitive review, the Compensation Committee engaged ExeQuity LLP ("ExeQuity") as its independent consultant. ExeQuity continued to advise the Compensation Committee in fiscal 2008. Among the responsibilities of ExeQuity are the following:

  •
  conducting an ongoing review and critique of Tyco's director compensation programs;

  •
  providing an ongoing review and critique of Tyco's executive compensation philosophy, the strategies associated with it, and the composition of the peer group of companies;

  •
  preparing periodic analyses of data, including data on competitive executive compensation;

  •
  presenting updates on market trends;

  •
  attending all regular and special meetings of the Compensation Committee; and

  •
  regularly conducting private meetings with the Board without management representatives.

        Benchmarking

        The Compensation Committee evaluates many factors when designing and establishing executive compensation plans and targets. Tyco typically does not position executive pay to reflect a single percentile within the peer group for each executive. Rather, in determining the compensation level for each executive, it looks at factors such as the executive's location on our Career Band (see "Elements of Compensation" below), the relative complexity of the executive's role within the organization, the executive's performance and potential for future advancement, the compensation paid by our peer

28            2009 Proxy Statement

group and other companies identified by relevant market survey data, and internal pay equity considerations.

        The starting point for the Compensation Committee's benchmarking analysis is the analysis of comparable market data. For fiscal 2008 and beyond, the Compensation Committee determined that the companies identified below would constitute the Company's peer group for benchmarking purposes. The Compensation Committee then used market data for the peer group to determine that base salaries for our named executive officers should be positioned around the market 50th percentile, and that the sum of base salaries and performance-based pay should be positioned between the market 50th and 75th percentile. While these benchmarks represent useful guidelines, the Compensation Committee exercises discretion in setting individual executive pay so that it appropriately reflects the value and contributions of each executive, as well as the executive's leadership, commitment to our values, and potential for advancement.

        The peer group identified by the Compensation Committee consists of industrial companies and service-based companies (including companies outside of our industry) that reflect the competitive landscape in which Tyco has been operating since the Separation. Peer group members are as follows.

Peer Group Companies

•	3M	•	Honeywell International	•	Sprint Nextel
•	Deere & Co.	•	Illinois Tool Works	•	United Technologies
•	DirecTV	•	Ingersoll-Rand	•	Waste Management
•	Emerson Electric	•	L-3 Communications	•	UPS
•	FedEx	•	Masco
•	General Dynamics	•	Raytheon

        The peer group was drawn from companies in the S&P 500 Index. The Compensation Committee analyzed a range of factors for each member: (i) rank within the S&P 500 Index, (ii) various financial size and performance metrics, (iii) number of employees, and (iv) business lines and the extent that they overlap Tyco's business lines, and (v) other indicia of common managerial skill sets.

        The Compensation Committee considers summary statistical information regarding general industry practices (excepting those of financial service companies) as a second potential source of executive compensation market data. The Compensation Committee believes that this information provides important additional data that the Committee should consider in its decision-making process. The Compensation Committee anticipates that the peer group will change if the Company's size or lines of business change, or if the peer companies show changes in their businesses or operations. Any change to the compensation peer group is subject to the Compensation Committee's approval.

  Recommendations of Company Management

        In general, the independent compensation consultant develops pay strategies and recommendations for the Chief Executive Officer, which the consultant provides to the Compensation Committee. The Committee and the consultant then review and discuss all matters involving the Chief Executive Officer's compensation. After this review, the Compensation Committee prepares its own recommendation for the Board to review and discuss. The independent members of our Board have the sole authority to approve compensation decisions made with respect to the Chief Executive Officer, and the Board has established the scorecard against which the performance of the Chief Executive Officer is measured. The basis of the scorecard is the financial plan, as approved by the Board. However, the Compensation Committee reviews and approves the performance goals and objectives relevant to the

2009 Proxy Statement            29

Chief Executive Officer's compensation, evaluates his performance in light of those goals and objectives, and, based upon this evaluation, recommends his compensation for approval by the independent members of the Board.

        With respect to the Company's other Senior Officers and employees, it is the Chief Executive Officer and the Senior Vice President, Human Resources and Internal Communications, who develop the pay strategies and recommendations, which the Compensation Committee then reviews and discusses. However, the authority to approve those strategies and recommendations resides with different parties according to the employee's level. For Senior Officers, decisions must be approved by the independent members of the Board, subject to the Compensation Committee's authority regarding performance measures. For employees below the level of Senior Officer, the Board has granted the Chief Executive Officer and his designees the authority to approve pay actions. However, the Compensation Committee is responsible for approving actions related to other aspects of these employee's compensation, such as the size of bonus pools, annual incentive plan performance goals, equity award design, equity value ranges and share pools.

  Tally Sheets and Composite Pay Mix Analysis

        The Compensation Committee assesses all components of pay when evaluating pay decisions for the Company's Senior Officers, including the named executive officers. The Committee bases its assessment on tally sheets prepared by Company management for each officer. Tally sheets identify the value of each pay element, including base salary, annual bonus, sign-on or other cash payments, long-term incentives, and benefit and perquisite payments. The tally sheets help the Committee understand the effect that changing any pay element will have on the total pay provided to each executive, and the effect that changing core elements (base salary, target bonus and share-based compensation) will have on our competitive positioning. Tally sheets also reveal how well each pay element is aligned with our philosophy and objectives.

        The pie chart below summarizes, for the named executive officers as a group, the distribution of total pay by pay element for fiscal 2008. This composite view is based on tally sheet information that the Committee reviews for each individual officer during the year. The information summarized consists of each executive's base salary and target bonus opportunity during the fiscal year; the value of any retention payments paid during the fiscal year; the grant date fair value of stock options and restricted units; the grant date target value of long-term performance awards granted on July 2, 2007 (in connection with the accelerated fiscal 2008 annual equity award) and August 18, 2008 (in connection with special awards granted to Messrs. Gursahaney and Oliver); the value of Mr. Breen's change in pension benefits from September 2006 to September 2007, and the value of all other compensation provided to the executive at the end of the preceding fiscal year. In the case of all other compensation, the previous year's value is used because the final value is not determined until after the end of the fiscal year during which the compensation is paid. As for the July 2007 grant, the Company did not grant its 2008 annual equity award in fiscal 2008. Rather, the grant was accelerated to coincide with the Separation, which occurred in the third quarter of fiscal 2007. As a result, the value of these

30            2009 Proxy Statement

equity awards was included in the Summary Compensation table for fiscal 2007 that appeared in the Company's proxy statement for the 2008 Annual General Meeting.

Fiscal 2008 Composite Pay Mix for Named Executive Officers

        With input from its independent consultant, the Compensation Committee structured fiscal 2008 pay to support our objectives of linking a significant portion of executive pay with investor returns and attracting and retaining executive talent. To accomplish these goals, the Committee allocated the pay of the named executive officers across the following categories of compensation: fixed pay and "at risk" variable pay, cash compensation and share-based compensation, and short-term and long-term compensation. The percentage allocation of each type of pay for fiscal 2008 appears in the following table.

2009 Proxy Statement            31

 Aggregate Percentage Allocation of Pay for Named Executive Officers for Fiscal 2008

Type of Pay	Pay Elements	% of Total Pay	% of Type of Pay
Fixed Pay	FY08 Base Salary	9%	43%
	FY08 Cash Retention	1%
	FY08 Restricted Units	26%
	FY07 Change in Pension Value	3%
	FY07 All Other Compensation.	4%
"At risk" Variable Pay	FY08 Target Bonus	9%	57%
	FY08 Performance Share Units	23%
	FY08 Stock Options	25%
			100%
Cash Compensation	FY08 Base Salary	9%	26%
Short-term Compensation	FY08 Target Bonus	9%
	FY08 Cash Retention	1%
	FY07 Change in Pension Value	3%
	FY07 All Other Compensation.	4%
Share-based Compensation	FY08 Stock Options	25%	74%
Long-term Compensation	FY08 Performance Share Units	23%
	FY08 Restricted Stock Units	26%
			100%

        Based on its most recent assessment of competitive pay and its tally sheet review, the Compensation Committee determined that existing base salaries and resulting target bonus opportunities remained appropriate for Messrs. Breen, Coughlin and Gursahaney, and that increases in the base salaries and resulting target bonus opportunities were appropriate for Messrs. Evard and Oliver (to $460,000 and $600,000, respectively).

        Further, the Compensation Committee determined that a special award was appropriate for Mr. Gursahaney, the leader of our ADT business segment, and Mr. Oliver, the leader of our Safety Products and Electrical and Metals business segments. Consequently, the Committee granted each of them an award of equity with a grant date value of $1 million. The grants were awarded to recognize the contributions and leadership of each executive since joining Tyco, the critical importance of the businesses they lead to Tyco's overall success, the potential of each executive to be successful in new leadership roles within Tyco, and the Company's perception of their marketability. The grants consisted of time-based stock options (50%) and RSUs (50%). The structure of the awards—including grant date present value, mix of stock options and restricted units, and vesting requirements—was designed to reflect the value and mix of all vested and unvested equity held by each executive. At the same time, the grants provided retentive benefits to the Company, since the value of the awards would only be realized by Messrs. Gursahaney and Oliver over time. The Board approved these grants in August 2008.

Executive Compensation Philosophy

        The Compensation Committee believes that the Company's executive compensation plans reflect the philosophy set forth in the "Introduction" to this Compensation Discussion and Analysis. The Committee has continued to refine the components of the executive compensation plans to recognize both the short-term and long-term goals of the Company, and the changed environment in which the Company now operates. For example, following the fiscal 2007 Separation, the Committee modified the executive compensation program to better reflect Tyco's transformation into a smaller enterprise with a

32            2009 Proxy Statement

different business composition, a sharper focus and a different group of companies counted as peers for benchmarking purposes.

        Similarly, during fiscal 2008, the Compensation Committee commissioned a study to analyze the specific and measurable metrics which best support value creation. Based on the study results, it aligned a portion of "at risk" compensation more directly with these metrics, The Committee also examined how to further align long-term incentive compensation with shareholder returns. As a result, the performance metrics used in the Company's annual incentive programs have evolved since the Separation, as reflected in the fiscal 2008 performance measures described below under "Annual Incentive Compensation." Although the concept of "pay for performance" remains the cornerstone of the Compensation Committee's philosophy, the Committee recognizes that "performance" is not a static concept. Therefore, in fiscal 2008, the Committee updated the definition of "performance" from the one used in 2007 to better meet the needs of the post-Separation Tyco and its shareholders.

        Our ability to successfully implement our compensation philosophy depends on the governance structure that supports it. Accordingly, we have established disciplined procedures for overseeing the setting of performance measures and goals, long-term incentive compensation, base salaries and annual incentive awards. We have also established strict procedures for overseeing the ultimate payout of awards. For example, our independent Board members have the sole authority to approve payments made to our Chief Executive Officer and all of our other named executive officers.

Elements of Compensation

        We use a Career Band structure to (i) increase control over compensation and benefit programs and costs, (ii) align our programs with market practices, and (iii) provide internal pay equity across all of our businesses. The Career Band structure incorporates four primary elements of compensation:

  •
  base salary;

  •
  annual incentive compensation paid in the form of cash bonuses;

  •
  long-term incentive compensation, which includes stock options, time-vested stock units and performance-based stock units; and

  •
  benefit programs that are specifically designed for the Company's executive management.

        The Career Band structure establishes minimum, midpoint and maximum base salary levels for eight career categories. It also establishes eligibility levels and target levels for annual incentive compensation, eligibility for long-term incentive compensation, and eligibility for participation in the benefit and perquisite programs. The key features of the four primary elements of compensation are described below.

        In determining compensation packages for our named executive officers, the Compensation Committee seeks to strike an appropriate balance between fixed and variable compensation and between annual and long-term compensation. We believe that making a significant portion of our named executive officers' compensation both variable and long-term supports our executive compensation philosophy, as these forms of compensation primarily depend on performance. At the same time, we emphasize stock-based compensation to allow those most accountable for our long-term success to acquire and hold Company stock.

Base Salary

        Base salary recognizes the value of an individual to Tyco based on his/her role, skill, performance, contributions, leadership and potential. It is critical in attracting and retaining executive talent in the markets in which we compete for talent. Base salaries for our Senior Officers are managed by reference to Career Bands, and are reviewed annually by both the Compensation Committee and the

2009 Proxy Statement            33

Board. As discussed above, during its annual review of base salaries in fiscal 2008, the Board approved base salary increases for Messrs. Evard and Oliver.

Annual Incentive Compensation

        The annual incentive compensation, or performance bonus, for our executives is generally paid in the form of the Annual Performance Bonus, which is an element of the Company's 2004 Stock and Incentive Plan (the "2004 SIP"). However, in special circumstances, discretionary bonuses may be paid outside the scope of the 2004 SIP. Annual incentive compensation generally takes the form of cash bonuses for all of our Senior Officers.

        Annual incentive compensation rewards the individual for his/her execution of the operating plan and other strategic initiatives, as well as for financial performance which benefits the Company's business and drives long-term shareholder value creation. It places a meaningful proportion of total cash compensation at risk, thereby aligning the pay of the executive with the Company's financial performance. It also offers an opportunity for meaningful pay differentiation tied to the performance of individuals and groups.

        Performance measures and targets for the Company (and for each group, division and business unit) were primarily set in the first quarter of fiscal 2008. For corporate-level employees (including Messrs. Breen, Coughlin, and Evard), the performance measures consisted of earnings per share and adjusted free cash flow for the entire Company. For Mr. Gursahaney, the measures consisted of ADT Worldwide operating income and adjusted free cash flow, and earnings per share and adjusted free cash flow for the entire company. For Mr. Oliver, the measures consisted of Tyco Safety Products operating income, working capital days and organic revenue growth; Tyco Electrical and Metal Products operating income and working capital days; and earnings per share and adjusted free cash flow for the entire company. An additional measure that was applicable to all named executive officers was a minimum performance threshold equal to 35% of targeted adjusted net income. The Committee and the Board believe that these are the measures that result in the best alignment of management objectives and performance with shareholder interests over time, and for this reason have established these measures.

        Threshold, target and maximum incentive compensation vary by Career Band. Target incentive opportunities ranged from 75% to 100% of base salary for our named executive officers for fiscal 2008. Potential payouts range from 0% to 200% of the target incentive opportunity, with discretionary adjustments of plus or minus 25% possible for any individual award, based upon qualitative performance measures.

        The table below summarizes the performance measures and weights used for both corporate and non-corporate employees.

34            2009 Proxy Statement

 Tyco Fiscal Year 2008 Annual Incentive Compensation Design Summary

Performance Measure(1)		Weights	Performance Target	Actual Performance
Messrs. Breen, Coughlin, and Evard
•	Earnings per Share before special items ("EPS")	50%	$2.56 per share	$3.06 per share
•	Adjusted Free Cash Flow ("Adjusted FCF") before special items	50%	$1.19 billion	$1.30 billion
Mr. Gursahaney
•	Corporate split equally between Earnings Per Share and Adjusted FCF	20%	See above	See above
•	ADT Worldwide Operating Income before special items	40%	$1.18 billion	$1.11 billion
•	ADT Worldwide Adjusted FCF before special items	40%	$1.14 billion	$1.16 billion
Mr. Oliver
	Corporate split equally between Earnings Per Share and Adjusted FCF	20%	See above	See above
	Tyco Safety Products Operating Income before special items	20%	$339 million	$358 million
	Tyco Safety Products Working Capital Days	20%	72 days	72 days
	Tyco Safety Products Organic Revenue Growth	20%	5.7%	8.3%
	Tyco Electrical and Metal Products Operating Income before special items	10%	$207 million	$385 million
	Tyco Electrical and Metal Products Working Capital Days	10%	92 days	89 days

(1)
For compensation purposes, EPS, Adjusted FCF, net income and operating income are adjusted to exclude the effects of events that the Compensation Committee deems do not reflect the performance of the named executive officers. The categories of special items are identified at the time the performance measure is approved at the beginning of the fiscal year. They include charges and gains related to divestitures, and other income charges or cash outlays that may mask the underlying operating results and/or business trends of the Company or business segment, as applicable. To arrive at Adjusted FCF, operating cash flow is first adjusted by deducting the effects of the sale of accounts receivable programs, cash paid for purchase accounting and holdback liabilities, and voluntary pension contributions from operating cash flow, and then adding back specified cash items that impacted operating cash flows, such as Separation-related items and restructuring costs. For fiscal 2008, the approved categories of adjustments at the corporate level included elimination of the effects of (i) business disposals, (ii) charges for the early extinguishment of debt, (iii) charges and income related to former management or shareholder litigation, (iv) certain income tax adjustments, (v) goodwill or other intangible asset impairments, (vi) new accounting pronouncements and the cumulative effect of changes in accounting policy, (vii) restructuring and asset impairment charges and (viii) Separation-related expenses. Similar adjustments were authorized at the operating unit level for the performance measures governing Mr. Gursahaney's and Mr. Oliver's bonuses. Organic revenue growth is calculated by excluding the impact of acquisitions, divestitures and foreign currency translation. Working capital days are generally calculated by dividing annualized average working capital by revenue of the applicable unit.

2009 Proxy Statement            35

        The table below shows the maximum and target bonus payments set by the annual incentive plan for fiscal 2008, and the actual bonus payments that each of our named executive officers received. These amounts are reported in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation" table.

Fiscal Year 2008 Performance Bonus Summary

Named Executive Officer (Current)	Maximum(1)	Target	Actual
Edward Breen	$4,062,500	$1,625,000	$3,250,000
Christopher Coughlin	$2,000,000	$800,000	$1,600,000
George Oliver	$1,500,000	$600,000	$1,146,000
John Evard	$862,500	$345,000	$690,000
Naren Gursahaney	$1,400,000	$560,000	$638,000

(1)
In November 2007, the Board approved maximum bonus payouts of 0.50% of net income before special items for Mr. Breen, subject to a cap of $5.0 million imposed by the 2004 SIP, and 0.25% for the other Senior Officers, subject to a cap of $2.5 million. At the same time, for purposes of the annual incentive plan, the Compensation Committee established a maximum payout of 200% of target, plus or minus 25% based on individual qualitative performance measures.

        The Board approved performance bonus payouts for each of our named executive officers in November 2008. The Board approved the bonuses based on (i) the achievement of the quantitative performance measures shown in the "Annual Incentive Compensation Design Summary" above and (ii) the achievement of certain qualitative performance measures, which for Mr. Breen consisted of measures related to growth, operational excellence, management of our business portfolio, and talent development. These qualitative goals were set forth in the Chief Executive Officer performance scorecards which the Board regularly reviews. Similar qualitative goals were set forth for each of the other named executive officers.

Long-Term Incentive Awards

        The Company grants long-term equity incentive awards ("LTI compensation") to Senior Officers as part of its overall executive compensation strategy. For a description of the material terms of stock options, RSUs and performance shares granted under the 2004 SIP, see the narrative following the "Grants of Plan-Based Awards" table.

        The Compensation Committee believes that LTI compensation serves the Company's executive compensation philosophy in several ways. It helps attract, retain and motivate talent. It aligns the interests of the named executive officers with those of shareholders by linking a significant portion of the officer's total pay opportunity to share price. It provides long-term accountability for named executive officers. And it offers the incentive of performance-based opportunities for capital accumulation in lieu of a pension plan for most of the Company's executive management.

  Fiscal 2008 Equity Awards

        The annual equity awards that our named executive officers would have received during fiscal 2008 were actually granted in the third quarter of fiscal 2007, immediately after the Separation. This was done to align our named executive officers and other key employees with the long-term performance of post-Separation Tyco. (The accelerated equity awards were reported in the "Grants of Plan Based Awards" table included in our proxy statement for the 2008 Annual General Meeting). The Compensation Committee structured the fiscal 2008 awards so that 1/3 would be in stock options, 1/3 in RSUs, and 1/3 in performance shares. The purpose of this structure was to reward the named executive officers for their contributions to any appreciation in the value of new Tyco's common shares over time;

36            2009 Proxy Statement

to incentivize them to outperform the companies in the S&P Industrials Index between July 2, 2007 and June 30, 2010, and to help Tyco retain its key talent.

        The only other LTI compensation granted to named executive officers in fiscal 2008 were grants made to Messrs. Gursahaney and Oliver. These awards are discussed above under "Tally Sheets and Composite Pay Mix Analysis."

  Fiscal 2009 Annual Equity Award

        During fiscal 2008, the Compensation Committee decided to modify the structure of the LTI compensation program for fiscal 2009 to better align it with the returns our investors realize from their Tyco common shares. As a result, time-based RSUs were eliminated from the annual equity program for Senior Officers. Instead, our named executive officers and other key leaders received one-half of the grant-date value in stock options that vest ratably over four years, and one-half of the value in performance shares. The ultimate value of the performance shares will depend on Tyco's total shareholder return compared to the total shareholder returns of companies in the S&P Industrials Index over a three-year period. This change better aligns the largest component of our executive compensation with investor returns and reinforces our commitment to pay for long-term performance.

Executive Benefit Plans and Other Elements of Compensation

        All of our named executive officers are eligible to participate in the benefit plans that are available to substantially all of our other U.S. employees. These benefit programs include Tyco's tax-qualified 401(k) Retirement Savings and Investment Plans ("RSIPs") and its medical insurance, dental insurance, life insurance, long-term disability and long-term care plans. The retirement programs at Tyco do not include active defined benefit plans for our named executive officers or for other U.S. executives, except that Mr. Breen is entitled to pension benefits under his employment agreement. Besides the plans that are available to substantially all of its U.S. employees, Tyco offers additional limited perquisites and other benefits to its named executive officers. These perquisites and benefits are competitive with those provided to similarly situated executives and consistent with our overall compensation philosophy. They are designed to ensure that we can effectively retain our named executive officers and compete for new talent while constraining costs and administrative burdens. These additional benefits primarily consist of:

  •
  Tyco's Supplemental Savings and Retirement Plan (the "SSRP");

  •
  supplemental insurance benefits (executive life, disability and long-term care);

  •
  a cash perquisite allowance program; and

  •
  use of the corporate aircraft.

  Tyco Supplemental Savings and Retirement Plan

        This plan permits the deferral of base salary and performance-based bonus. All executives earning more than $105,000 per year are eligible to participate in the SSRP. The SSRP provides our executives with the opportunity to:

  •
  contribute retirement savings in addition to amounts permitted under the RSIPs;

  •
  defer compensation on a tax-deferred basis and receive tax-deferred earnings growth; and

  •
  receive any Company contributions that were reduced under the RSIPs due to IRS compensation limits.

2009 Proxy Statement            37

  Other Supplemental Insurance Benefits

        These programs provide life insurance, long-term disability insurance and long-term care insurance to certain Senior Officers. Our executive life insurance program typically provides a death benefit equal to approximately two times base salary, and allows the Senior Officer to elect to pay additional premiums into the plan. Our executive disability insurance program ensures salary continuation above the $15,000 monthly benefit provided by our broad-based disability plan. The executive long-term care insurance program covers certain Senior Officers and their spouses in the event of chronic illness or disability. Under the program, Tyco pays the long-term care premium for 10 years, after which the insurance is fully paid. If the executive leaves prior to the end of the 10-year payment period, he or she has the option to continue making the premium payments to maintain the coverage.

        In connection with the life insurance and long-term disability insurance programs, Tyco also provides tax gross-ups for the Senior Officers on the imputed income attributable to these plans. In addition, our Senior Officers can elect to continue to receive supplemental insurance benefits at their expense when they leave the Company. In limited instances, Tyco is responsible for paying the Company's cost of the supplemental insurances for Mr. Breen in connection with his termination, as set forth in his employment agreement.

  Cash Perquisite Allowance Plan

        Our cash perquisite allowance plan, implemented in 2003, replaced our prior executive perquisite programs. Those programs had provided a number of benefits to our executives (including company cars, club dues and tax preparation services) that were costly and administratively burdensome. The current plan provides our Senior Officers with a cash payment equal to 10% of their annual base salary, up to a maximum annual benefit of $70,000. Senior Officers receive their cash perquisite allowance in four quarterly installments. We do not restrict the types of expenses to which the allowance can be applied. There are no gross-ups paid with respect to this benefit.

  Use of Corporate Aircraft

        Mr. Breen and the other Senior Officers are permitted to use corporate aircraft or chartered aircraft for business travel. Mr. Breen is the only executive currently pre-approved to use Company aircraft for non-business purposes, although other named executive officers may do so, by exception, if expressly approved by the Board or Mr. Breen.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code imposes a limit of $1.0 million on the amount of compensation that can be deducted by Tyco with respect to each named executive officer (other than Mr. Coughlin, our chief financial officer). This limitation does not apply to compensation that qualifies as "performance-based" under federal tax law. It is our policy to structure compensation arrangements with our executive officers to qualify as performance-based so that compensation payments are deductible under U.S. federal tax law, unless the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives. Non-deductible forms of compensation include payments in connection with the recruitment and retention of key employees, base salary in excess of $1.0 million, discretionary bonus payments and grants of time-based RSUs. In addition, stock options granted to Mr. Breen when he was hired in July 2002 may not qualify for deduction under Section 162(m).

Change-in-Control and Severance Benefits

        We believe that our severance arrangements are competitive with those provided to executive officers at other large publicly traded U.S. companies. Mr. Breen's employment agreement provides for

38            2009 Proxy Statement

benefits if he is terminated in connection with a change in control or under other specified circumstances. Mr. Breen's employment agreement was amended on December 19, 2008, and the information in the table below reflects the terms of the amended agreement. The changes made were primarily to reduce or phase down certain benefits, including cash payments, that Mr. Breen is entitled to receive upon his termination, both under normal circumstances and in connection with a change in control of the Company.

        For our other named executive officers, the Tyco International Severance Plan for U.S. Officers and Executives (the "Severance Plan") and the Tyco International Change-in-Control Severance Plan for Certain U.S. Officers and Executives (the "CIC Severance Plan") generally govern the benefits that accrue upon termination. As described below, a "double trigger" is required under the CIC Severance Plan before benefits become available to the executives covered by that plan. Effective January 1, 2009, these plans were amended to comply with certain provisions of the Internal Revenue Code. In addition, certain changes were made to reduce the period during which Tyco must provide employer-sponsored health and dental benefits.

        The key terms and provisions of the severance plans that are currently in effect are summarized in the following table. Refer to the "Potential Payments Upon Termination and Change in Control" table for the estimated dollar value of the benefits available under the severance plans in effect as of our fiscal year end.

Severance Arrangements Without a Change in Control

Description	Chief Executive Officer		Other Named Executive Officers
Governing document:	Employment agreement.		The Severance Plan.
For equity awards, the Severance Plan and individual award agreements.
Termination events triggering severance cash benefits and benefits continuation:	• •	Involuntary termination without Cause, other than for death or disability. Termination by Mr. Breen for Good Reason.	Involuntary termination other than Cause, permanent disability or death.
Severance cash benefit:
Two times base salary and two times higher of target annual bonus or most recent annual bonus payment. The multiplier on the cash benefit is reduced
	from two times to 1.5 times at age 62 and further reduced to 1.0 times at age 63 or older.		Two times base salary and two times target annual bonus.
Executive must sign release to receive severance benefits:	Yes.		Yes.

2009 Proxy Statement            39

Description	Chief Executive Officer	Other Named Executive Officers
Health and welfare benefits continuation:
Continued participation in the Company's health and welfare plans over the same time period for which severance is payable, subject to an
18 month limit on continuation of medical benefits. If Mr. Breen's severance period is greater than 18 months, an equivalent cash payment is made for the monthly COBRA premium cost of the coverage multiplied by the number of months by which the severance period exceeds 18 months, with a tax gross-up on such amounts.
Twelve months from date of termination
for medical and dental and health care reimbursement account benefits only, if the executive does not commence employment with another company during the severance period. In addition, if the executive's severance period is greater than 12 months, the executive will be entitled to a cash payment equal to the projected value of the employer portion of medical and dental benefit premiums over the excess severance period.
Pension benefits consisting of accrued amounts in supplemental retirement plans:	Voluntary termination by Mr. Breen without Good Reason or termination by the Company with Cause prior to age 60—vested pension benefits are subject to a reduction.	N/A
Prorated bonus in year of termination:	Yes, subject to applicable performance conditions.	At the Company's discretion and per the terms of the applicable incentive plan.
Equity treatment:	All awards vest in full upon an involuntary termination without Cause, a termination for Good Reason or death or disability:	Substantially all of the individual award agreements are consistent with the terms and conditions of the Severance Plan, which
	• Options remain exercisable for the remainder of their term.	provides that, upon an involuntary termination without Cause:
Upon death or disability, options remain exercisable until the earlier of the original expiration date of the option or the third anniversary of termination.	• • •	Outstanding stock options
continue to vest for 12 months.
The executive has 12 months
(or 36 months in the case of
retirement eligible employees)
to exercise vested stock options,
subject to the original term.
All unvested restricted stock
and RSUs are forfeited.
Each individual award specifies treatment of equity upon death or disability.
Outplacement assistance:	No.	At Company's discretion for up to 12 months.

40            2009 Proxy Statement

Description	Chief Executive Officer		Other Named Executive Officers
Restrictive covenants:	• • •
Prohibited from soliciting
customers and employees of
Tyco for one year from the date
of termination.
Prohibited from competing with
Tyco for one year from the date
of termination (two years with
respect to a competing business
that generates more than 30%
of its gross revenues from the
security business).
Subject to confidentiality and
		non-disparagement covenants.	• • •
Prohibited from soliciting
customers and employees of
Tyco for two years from the
date of termination.
Prohibited from competing with
Tyco for one year from the date
of termination.
Subject to confidentiality and
non-disparagement covenants.

        Mr. Breen's employment agreement generally defines "Cause" as:

  •
  Indictment for a felony other than one stemming from liability that is based on acts of the Company for which Mr. Breen is responsible solely as a result of his office(s) with the Company. This exception applies provided that (i) he was not directly involved in such acts and either had no prior knowledge of such intended actions or, upon obtaining such knowledge, promptly acted reasonably and in good faith to attempt to prevent the acts causing such liability or (ii) after consulting with the Company's counsel, he reasonably believed that no law was being violated by such acts, or

  •
  Termination evidenced by a resolution adopted in good faith by at least two-thirds of the members of the Board. Such resolution must conclude that Mr. Breen intentionally and continually failed substantially to perform his reasonably assigned duties with the Company (other than a failure resulting from his incapacity due to physical or mental illness or from the assignment to Mr. Breen of duties that would constitute "Good Reason"), which failure has continued for a period of at least 30 days after a written notice of demand for substantial performance, signed by a duly authorized member of the Board, has been delivered to Mr. Breen specifying the manner in which Mr. Breen has failed substantially to perform; or intentionally engaged in conduct which is demonstrably and materially injurious to the Company; provided, however, Mr. Breen has been given a detailed notice of the termination under this paragraph and he has been given the opportunity to be heard in person by the Board.

        Mr. Breen's employment agreement generally defines "Good Reason" as any of the following events:

  •
  Assignment to Mr. Breen of any duties inconsistent in any material respect with his position (including titles and reporting relationships), authority, duties or responsibilities as contemplated by the employment agreement, or any other action by the Company which results in a significant diminution in such position, authority, duties or responsibilities;

  •
  Any failure by the Company to comply with any of the material provisions regarding Mr. Breen's base salary, bonus, annual equity incentive, benefits and perquisites, retirement benefit, relocation, and other benefits and amounts payable to Mr. Breen under the agreement;

2009 Proxy Statement            41

  •
  Mr. Breen being required to relocate to a new principal place of employment more than 60 miles from his established principal place of employment with the Company;

  •
  The delivery by the Company of a notice of non-renewal of his employment at the end of his current employment period;

  •
  The failure by the Company to elect or to re-elect Mr. Breen as a Director and as Chairman of the Board, or the removal of Mr. Breen from either such position; or

  •
  Any termination by Mr. Breen during the 30-day period immediately following the first anniversary of the date of any change in control.

        For the other named executive officers, the Severance Plan generally defines "Cause" as an executive's (i) substantial failure or refusal to perform duties and responsibilities of his or her job as required by the Company, (ii) violation of any fiduciary duty owed to the Company, (iii) conviction of a felony or misdemeanor, (iv) dishonesty, (v) theft, (vi) violation of Company rules or policy, or (vii) other egregious conduct, that has or could have a serious and detrimental impact on the Company and its employees. The administrator of the Severance Plan, in its sole and absolute discretion, determines whether Cause exists.

Severance Arrangements Upon a Change in Control

Description	Chief Executive Officer	Named Executive Officers
Governing document:	Employment agreement.	CIC Severance Plan.
For equity awards, individual award agreements.
Termination events triggering	• Involuntary termination	• Involuntary termination
severance cash benefits and	without Cause.	other than for Cause,
benefits continuation (requires a	• Termination by Mr. Breen for	permanent disability or
change-in-control and termination	Good Reason.	death.
for benefit):	• A change-in-control is	• Good Reason Resignation.
treated as a termination for Good Reason at Mr. Breen's election within the 30-day period following the first anniversary of the change-in-control.
Severance cash benefit:
	Three times base salary and three times higher of target annual bonus or most recent annual bonus payment. The multiplier is reduced to two times at age 62, 1.5 times at age 63 and 1.0 times at age 64 or older.	Two times base salary and two times annual target bonus for Mr. Gursahaney and Mr. Oliver; and 2.99 times base salary and 2.99 times annual target bonus for the other named executive officers.
Executive must sign release to receive severance benefits:	Yes.	Yes.

42            2009 Proxy Statement

Description	Chief Executive Officer		Named Executive Officers
Health and welfare benefits continuation:
Continued participation in the Company's health and welfare plans over the same time period for which severance is payable, subject to an 18 month limit on continuation of medical benefits. If Mr. Breen's severance period is greater than 18 months, an equivalent cash payment is made for the monthly COBRA premium cost of the coverage multiplied by the number of months by which the severance period exceeds 18 months, with a tax gross-up on such amounts.
Twelve months from date of termination for medical and dental and health care reimbursement account benefits only, if the executive does not commence employment with another company during the severance period. In addition, if the executive's severance period is greater than 12 months, the executive will be entitled to a cash payment equal to the projected value of the employer portion of medical and dental benefit premiums over the excess severance period.
Pension benefits:	Fully vested. Immediately payable upon a change-in-control. No reduction for early commencement.		N/A
Prorated bonus in year of termination:	Yes.		Yes.
Equity treatment:	• •	All awards vest in full. Options remain exercisable for the remainder of their term.	Substantially all of the individual equity awards for our named executive officers provide that, upon a change in control:
• • •	All options, restricted stock
and RSUs vest in full.
All performance-based
shares vest at target.
Options remain exercisable
until the earlier of (i) the
expiration of the remainder
of their term and (ii) up to
three years following the
executive's termination date.
Excise tax gross-up payment:	Yes.		No.
IRC Section 280G Cap on Benefits:	No.		Yes—if the cap results in greater after tax payments to executive, otherwise benefits are not capped.
Outplacement assistance:	No.		At Company's discretion for up to 12 months.

2009 Proxy Statement            43

Description	Chief Executive Officer		Named Executive Officers
Restrictive covenants:	• • •
Prohibited from soliciting
customers and employees of
Tyco for one year from the
date of termination.
Prohibited from competing
with Tyco for one year from
the date of termination (two
years with respect to a
competing business that
generates more than 30% of
its gross revenues from the
security business).
Subject to confidentiality and
non-disparagement
		covenants.	• • •
Prohibited from soliciting
customers and employees of
Tyco for two years from the
date of termination.
Prohibited from competing
with Tyco for one year from
the date of termination.
Subject to confidentiality and
non-disparagement
covenants.

        Under Mr. Breen's employment agreement, a change in control is treated as a termination for "Good Reason" if Mr. Breen chooses to terminate his employment within the 30-day period commencing on the first anniversary of the change in control.

        For the other named executive officers, the CIC Severance Plan generally defines "Cause" as

(i) substantial failure or refusal to perform duties and responsibilities of his or her job as required by the Company, (ii) a material violation of any fiduciary duty owed to the Company, (iii) conviction of, or entry of a plea of nolo contendere with respect to, a felony or misdemeanor, (iv) dishonesty, (v) theft, or (vi) other egregious conduct, that is likely to have a materially detrimental impact on the Company and its employees. Whether an executive's termination is due to "Cause" under the CIC Severance Plan is determined by the administrator of the CIC Severance Plan.

        The CIC Severance Plan generally defines "Good Reason Resignation" as any retirement or termination of employment by an executive that is not initiated by the Company and that is caused by any one or more of the following events, provided the event occurs in the period beginning 60 days before the change-in-control date and ending two years after that date:

  •
  Without the executive's written consent, the Company assigns the executive any duties inconsistent in any material respect with his or her authority, duties or responsibilities, or any other action by the Company which results in a significant diminution in such authority, duties or responsibilities;

  •
  Without the executive's written consent, the Company makes a material change in the geographic location at which the executive performs services to a location that is more than 60 miles from his or her existing principal place of employment;

  •
  Without the executive's written consent, the Company reduces the executive's base compensation and benefits, taken as a whole; or

  •
  the Company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the Company's obligations to the executive under the CIC Severance Plan.

        If an executive remains employed for more than 150 days following the occurrence of any event set forth above, any subsequent retirement or termination of employment by the executive that is not initiated by the Company will not constitute a "Good Reason Resignation." Whether an executive's termination is as a result of a "Good Reason Resignation" is determined by the administrator of the CIC Severance Plan.

44            2009 Proxy Statement

Pay Recoupment Policy

        Tyco has a successful track record of recouping pay it considers wrongfully earned by executives. To demonstrate our full commitment to shareholders on this issue, the Board approved a Pay Recoupment Policy for Tyco. The policy provides that:

        In addition to any other remedies available to the Company and subject to the applicable law, if the Board or any Compensation Committee of the Board determines that any Annual Incentive Plan ("AIP") payment, incentive payment, equity award or other compensation received by a Senior Officer resulted from any financial result or operating metric that was impacted by the Senior Officer's fraudulent or illegal conduct, the Board or a Board Committee may recover from the Senior Officer that compensation it considers appropriate under the circumstances. The Board has the sole discretion to make any and all determinations under this policy.

Stock Ownership Guidelines

        In 2003, the Board established stock ownership and share retention guidelines for all Senior Officers. The Board believes that executives who own and hold a significant amount of Company stock are aligned with long-term shareholder interests. Currently, 12 Senior Officers, including our five current named executive officers, are covered by the stock ownership and retention guidelines. The Compensation Committee reviews our Senior Officers' compliance with our stock ownership guidelines annually.

        The stock ownership requirement for our Senior Officers ranges from two times base salary for our corporate Senior Vice Presidents to 10 times base salary for our Chief Executive Officer. Tyco shares that count towards meeting the stock ownership requirement include restricted stock, RSUs, DSUs, performance shares, shares acquired through our 401(k) plan or the Employee Stock Purchase Program, and shares otherwise owned by the executive. We do not require that the stock ownership guidelines be attained within a certain period of time. Instead, the Compensation Committee reviews executive stock ownership regularly to ensure that our Senior Officers are making progress towards meeting their goals or maintaining their requisite ownership.

        Tyco's stock retention guidelines require that the Senior Officers retain a specified percentage of net (after-tax) shares acquired from the exercise of stock options or the vesting of restricted shares. Specifically, our Senior Officers must retain 75% of all net shares until they attain their target stock ownership goal. Once that goal is attained, they must retain at least 25% of subsequently acquired net shares received upon exercise or vesting for a minimum period of three years. Senior Officers who are 62 or older may dispose of 50% of their accumulated holdings. All of the named executive officers remained in compliance with the stock ownership guidelines in fiscal 2008.

Compensation and Human Resources Committee Report on Executive Compensation

        The Compensation Committee has reviewed and discussed with management this Compensation Discussion and Analysis and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

Submitted by the Compensation and Human Resources Committee:

Rajiv L. Gupta, Chair
Dennis C. Blair
Timothy M. Donahue

2009 Proxy Statement            45

 Executive Compensation Tables

Summary Compensation Table

        The following table sets forth information regarding the compensation of our named executive officers, who are Edward D. Breen, the Chairman and Chief Executive Officer; Christopher J. Coughlin, the Executive Vice President and Chief Financial Officer; George R. Oliver, President, Safety Products and Electrical & Metal Products; John E. Evard, Senior Vice President and Chief Tax Officer; and Naren K. Gursahaney, President, ADT Worldwide. Salary and bonus include amounts that may be deferred at the named executive officer's election.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock/Unit Awards ($)(2) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)
Current Officers
Edward D. Breen	2008	$1,625,000	$—	$8,198,879	$4,705,629	$3,250,000	$1,542,000	$1,293,683	$20,615,191
Chairman and Chief Executive Officer	2007	$1,625,000	$—	$10,505,034	$7,186,796	$3,250,000	$1,263,270	$911,518	$24,741,618
Christopher J. Coughlin	2008	$800,000	$—	$3,591,691	$2,731,195	$1,600,000	$—	$332,197	$9,055,083
Executive Vice President and Chief Financial Officer	2007	$766,667	$—	$3,805,034	$2,956,702	$1,605,000	$—	$229,753	$9,363,156
George Oliver	2008	$593,739	$—	$1,478,055	$601,060	$1,146,000	$—	$213,111	$4,031,965
President, Tyco Safety Products
John Evard	2008	$455,040	$420,000	$1,206,561	$924,303	$690,000	$—	$179,439	$3,875,343
Senior Vice President, Tax	2007	$440,160	$420,000	$964,359	$1,035,422	$660,000	$—	$166,148	$3,686,089
Naren Gursahaney	2008	$560,000	$—	$1,339,215	$920,618	$638,000	$—	$199,627	$3,657,460
President, ADT Worldwide	2007	$520,000	$—	$962,577	$877,226	$880,000	$—	$175,362	$3,415,165

(1)
Bonus:    Amounts shown in column (d) reflect payments made to Mr. Evard in fiscal 2008 and fiscal 2007 for a retention award granted to him in connection with the Separation, as discussed in our 2007 Proxy Statement.

(2)
Stock/Unit Awards and Option Awards:    The amounts in columns (e) and (f) reflect accounting expense recognized in fiscal 2008 and 2007 for all outstanding equity-based compensation in the form of stock options, restricted shares, RSUs, DSUs and performance-based shares. The amounts reported in columns (e) and (f) for each named executive officer were recognized in accordance with Statement of Financial Accounting Standard Number 123 as Revised ("FAS 123R"), which generally requires recognition of the fair value of equity-based compensation over the applicable vesting period for the award. Assumptions used in the calculation of these compensation costs are discussed in Note 19 to the Company's audited consolidated financial statements included in the Company's Form 10-K for the fiscal year ended September 26, 2008. However, the table above does not reflect equity compensation expense net of a forfeiture assumption. A description of the material terms of each type of award appears in the narrative following the "Grants of Plan-Based Awards" table.

(3)
Non-Equity Incentive Plan Compensation:    The amounts reported in column (g) for each named executive officer reflect annual cash incentive compensation for fiscal 2008 (which was based on

46            2009 Proxy Statement

  Company and individual performance in fiscal 2008 and paid in the first quarter of fiscal 2009) and for fiscal 2007 (which was based on Company and individual performance in fiscal 2007 and paid in the first quarter of fiscal 2008). Annual incentive compensation is discussed in further detail above under the heading "Elements of Compensation—Annual Incentive Compensation."

(4)
Change in Pension Value and Non-Qualified Deferred Compensation Earnings:    The amounts reported in column (h) for Mr. Breen reflect the aggregate increase in the actuarial present value of his accumulated benefits under all pension plans during fiscal 2008 and 2007, determined using interest rate and mortality rate assumptions consistent with those used in the Company's financial statements. Information regarding the pension plans is set forth in further detail below following the "Pension Benefits" table.

(5)
All Other Compensation:    The amounts reported in column (i) for each named executive officer represent cash perquisites, insurance premiums paid by the Company for the benefit of the officer (and, in some cases, the officer's spouse), costs related to personal use of Company aircraft, tax gross-up payments, Company contributions to 401(k) plans and non-qualified plans of the Company and its subsidiaries providing similar benefits, and other miscellaneous benefits. The components of All Other Compensation for each named executive officer are shown in the following table.

All Other Compensation Table

			Supplemental Executive Insurance Benefits(b)
							Personal Use of Company Aircraft(c)
Named Executive	Year	Cash Perquisite(a)	Variable Universal Life	Individual Supplemental Disability	Group Supplemental Disability	Long- Term Care		Tax Gross-Ups(d)	Retirement Plan Contributions(e)	Miscellaneous(f)	Total All Other Compensation
Current Officers
Edward D. Breen	2008	$70,000	$50,405	$33,611	$2,410	$15,429	$246,347	$632,091	$243,083	$307	$1,293,683
	2007	$70,000	$50,405	$32,415	$2,410	$15,428	$249,431	$330,200	$155,729	$5,500	$911,518
Christopher J. Coughlin	2008	$70,000	$28,262	$15,580	$2,410	$21,211	—	$64,375	$120,250	$10,109	$332,197
	2007	$70,000	$28,262	$15,580	$2,410	$21,210	—	—	$82,291	$10,000	$229,753
George Oliver	2008	$59,375	$14,839	$12,428	$4,820	$20,347	—	$18,617	$71,478	$11,207	$213,111
John Evard	2008	$45,504	$20,798	$3,807	$2,410	$18,344	—	$33,519	$54,920	$137	$179,439
	2007	$44,016	$20,798	$15,229	$2,410	$18,343	—	$23,692	$36,398	$5,262	$166,148
Naren Gursahaney	2008	$56,000	$10,109	$12,598	$4,820	$19,275	—	$21,700	$72,000	$3,125	$199,627
	2007	$51,500	$10,109	$12,598	—	$19,274	—	$10,315	$65,606	$5,960	$175,362

(a)
Cash Perquisites reflect an annual cash perquisite payment equal to the lesser of (i) 10% of the executive's base salary and (ii) $70,000. Payments are made quarterly and are adjusted to reflect changes in salary.

(b)
Supplemental Executive Insurance Benefits reflect premiums paid by the Company for insurance benefits for the executive and, in the case of long-term care, for the executive's spouse as well. These benefits are provided to certain Senior Officers of the Company upon the approval of the Compensation Committee.

(c)
For security purposes, the Chief Executive Officer is encouraged to use Company-owned or -leased aircraft for personal travel. Other named executive officers are permitted to use Company-owned or -leased aircraft if expressly approved by the Board or Mr. Breen. For purposes of the Summary Compensation Table, the aggregate incremental pre-tax cost to the Company for personal use of Company aircraft is calculated using a method that takes into account the incremental cost of fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar/parking costs and other variable costs, including incremental costs associated with executives that are not in control of the aircraft. Because our aircraft are used primarily for business travel, the calculation does not include the fixed costs that do not change based on usage, such as pilots' salaries, the acquisition costs of the Company-owned or -leased aircraft, and the cost of maintenance not related to trips.

2009 Proxy Statement            47

(d)
The amounts shown in this column as Tax Gross-Ups for Messrs. Coughlin, Oliver, and Gursahaney represent tax gross-up payments made with respect to taxable insurance benefits. The amounts shown for Mr. Evard represent tax gross-up payments made with respect to taxable insurance benefits and relocation. Amounts for Mr. Breen include tax gross-up payments made with respect to taxable insurance benefits and the reimbursement of state taxes owed by him to New York for Tyco work performed in that state. Generally, the Company pays the increased tax cost (including a gross-up) that Mr. Breen owes as a result of working in New York rather than in his principal work location. The amount related to state taxes for Mr. Breen is an estimate, pending receipt of the relevant personal state tax return information for calendar year 2008. This estimate is based primarily on compensation payable in fiscal 2008 to Mr. Breen and the estimated amount of such compensation attributable to New York services, based on information previously provided to the Company by Mr. Breen.

(e)
Retirement plan contributions include matching contributions made by the Company on behalf of each executive to its tax-qualified 401(k) Retirement, Savings and Investment Plan and to its non-qualified Supplemental Savings and Retirement Plan.

(f)
Miscellaneous compensation includes matching charitable contributions made by the Company on behalf of each of Messrs. Coughlin, Gursahaney and Oliver, and payments for fractional shares made to Messrs. Breen, Coughlin, Evard and Oliver.

48            2009 Proxy Statement

Grants of Plan-Based Awards Table

        The following table summarizes cash-based and equity-based awards for each of the Company's named executive officers that were granted during fiscal 2008 under the 2004 SIP.

								All Other Stock Awards: Number of Shares of Stock or Units(2) (#) (j)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards				All Other Option Awards: Number of Securities Underlying Options(2) (#) (k)		Grant Date Fair Value of Stock and Option Awards(3) ($) (m)
										Exercise or Base Price of Option Awards(3) ($/Sh) (l)
Name (a)	Grant Date (b)	Threshold ($) (d)	Target ($) (e)	Maximum ($) (f)	Threshold ($) (g)	Target (Mid- Point) ($) (h)	Maximum ($) (i)
Current Officers
Edward D. Breen	11/19/2007	$609,375	$1,625,000	$4,062,500
Christopher J. Coughlin	11/19/2007	$300,000	$800,000	$2,000,000
George Oliver	11/19/2007	$225,000	$600,000	$1,500,000
	8/18/2008								35,000	$44.49	$458,112
	8/18/2008							11,200			$498,288
John Evard	11/19/2007	$129,375	$345,000	$862,500
Naren Gursahaney	11/19/2007	$210,000	$560,000	$1,400,000
	8/18/2008								35,000	$44.49	$458,112
	8/18/2008							11,200			$498,288

(1)
Amounts reported in columns (d) through (f) represent potential annual performance bonuses that the named executive officers could have earned under the Company's annual incentive plan for fiscal 2008. The Board approved a maximum bonus payout of 0.50% of net income before special items for Mr. Breen, subject to a cap of $5.0 million imposed by the 2004 SIP, and 0.25% for the other Senior Officers, subject to a cap of $2.5 million. At the same time, for purposes of the Annual Performance Bonus, the Compensation Committee established a minimum payout of 50% of target and a maximum payout of 200% of target, plus or minus 25% based upon individual qualitative performance measures.

(2)
The Board approved special equity grants for Messrs. Oliver and Gursahaney on August 18, 2008. For more information about these grants, see the earlier discussion under the heading "Long Term Incentive Awards." Amounts in columns (j) and (k) reflect the number of RSUs and options, respectively, awarded to Messrs. Oliver and Gursahaney.

(3)
Amounts in column (l) show the exercise price of the option awards granted to Messrs. Oliver and Gursahaney; amounts in column (m) show the grant-date fair value of the option awards and the RSUs granted to both officers.

2009 Proxy Statement            49

        The Company did not make an annual grant of equity in fiscal 2008. Rather, it made an accelerated grant of equity for fiscal 2008 in the third quarter of fiscal 2007. The purpose of this accelerated grant was to align the compensation of our named executive officers and other key employees with the long-term performance of post-Separation Tyco measured from the date of the Separation. The award consisted of stock options, RSUs and performance shares.

        As discussed above, during fiscal 2008 the Company made special equity awards to Messrs. Gursahaney and Oliver. These awards had a grant-date value of approximately $1.0 million each and consisted of time-based stock options (50%) and RSUs (50%). The stock options vest in two equal installments, on the third and fourth anniversary of the grant date, while the RSUs vest at one time, on the fourth anniversary of the grant date.

        When the Company grants stock options, the exercise price equals the fair market value of our common stock on the date of grant. For the accelerated fiscal 2008 equity awards, fair market value was calculated as the closing price on the NYSE on the grant date, and these amounts were reported in the proxy statement for the 2008 Annual General Meeting. Stock options granted as part of the accelerated fiscal 2008 award generally vest in equal installments over a period of four years, beginning on the first anniversary of the grant date. Each option holder has 10 years to exercise his or her stock option from the date of grant, unless forfeited earlier. Forfeiture provisions for the named executive officers are described above under the heading "Change in Control and Severance Benefits."

        RSUs granted as part of the accelerated 2008 equity award generally vest over a period of four years, in three equal installments beginning on the second anniversary of the grant. RSUs earn dividend-equivalent units during the vesting period and do not carry voting rights until they are settled in shares. Forfeiture provisions with respect to RSUs for the named executive officers are described under the heading "Change in Control and Severance Benefits."

        Performance shares generally vest in full at the end of the performance period. The number of shares that are actually earned depends on whether, and at what level, the performance criteria have been met. Performance shares do not accrue dividends prior to vesting and do not have any voting rights. For performance shares granted in connection with the accelerated fiscal 2008 equity award, the relevant metric is Tyco's three-year total shareholder return between July 2, 2007 and June 30, 2010. That return is to be compared with the total shareholder return of all the companies in the S&P 500 Industrials Index for the same period. The total shareholder return measure is based on the average of the closing stock price for the first and last 20 trading days of the performance period, plus a total return factor to reflect the reinvestment of dividends during the three-year period. If the minimum performance measure is not met (i.e., Tyco's total shareholder return over the performance period is not equal to or better than the total shareholder return of the top 65% of the companies constituting the S&P 500 Industrials Index), no performance shares will be earned. In addition, if Tyco's total shareholder return is negative at the end of the performance period, the maximum payout is capped at 125% of target.

50            2009 Proxy Statement

 Outstanding Equity Awards at Fiscal Year-End Table

        The following table shows, for each of the named executive officers, all equity awards that were outstanding as of September 26, 2008. Dollar amounts are based on the NYSE closing price of $36.37 for the Company's common stock on September 26, 2008.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: (#) Exercisable (b)	Number of Securities Underlying Unexercised Options: (#) Unexercisable(1) (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3) (j)
Current Officers
Edward D. Breen	1,828,301	—	$15.89	7/24/2012	297,916	$10,835,205	93,700	$3,407,869
	49,749	—	$52.43	3/25/2014
	49,749	—	$57.19	3/25/2014
	49,749	—	$63.55	3/25/2014
	49,749	—	$58.78	3/9/2015
	49,749	—	$65.13	3/9/2015
	49,749	—	$71.49	3/9/2015
	82,916	41,458	$46.07	11/21/2015
	99,928	299,786	$48.14	11/20/2016
	73,000	219,000	$53.36	7/1/2017
Christopher J. Coughlin	24,874	—	$56.60	3/6/2015	135,787	$4,938,573	43,200	$1,571,184
	62,187	—	$56.87	3/9/2015
	41,458	20,729	$46.07	11/21/2015
	47,210	141,631	$48.14	11/20/2016
	34,750	104,250	$53.36	7/1/2017
George Oliver	41,965	20,982	$43.72	7/9/2016	83,485	$3,036,349	22,200	$807,414
	17,750	53,250	$53.36	7/1/2017
	—	35,000	$44.49	8/17/2018
John Evard	49,749	—	$26.74	12/18/2012	38,200	$1,389,334	12,300	$447,351
	24,874	—	$22.67	3/6/2013
	22,387	—	$44.16	3/25/2014
	22,387	—	$56.87	3/9/2015
	10,945	5,472	$46.07	11/21/2015
	12,589	37,768	$48.14	11/20/2016
	9,750	29,250	$53.36	7/1/2017
Naren Gursahaney	84,978	—	$23.77	3/2/2013	72,101	$2,622,313	22,200	$807,414
	37,768	—	$44.16	3/25/2014
	31,473	—	$56.87	3/9/2015
	16,785	8,393	$46.07	11/21/2015
	6,295	3,147	$48.67	1/11/2016
	22,031	66,094	$48.14	11/20/2016
	17,750	53,250	$53.36	7/1/2017
	—	35,000	$44.49	8/17/2018

(1)
Vesting dates for each outstanding option award for the named executive officers are as follows:

2009 Proxy Statement            51

Vesting Date	Exercise Price	Edward D. Breen	Christopher J. Coughlin	George R. Oliver	John Evard	Naren K. Gursahaney
		Number of Shares Underlying Vesting Awards
2008
11/21/2008	48.14	99,929	47,210		12,589	22,031
11/22/2008	46.07	41,458	20,729		5,472	8,393
2009
1/12/2009	48.67					3,147
7/2/2009	53.36	73,000	34,750	17,750	9,750	17,750
7/10/2009	43.72			20,982
11/21/2009	48.14	99,928	47,210		12,589	22,031
2010
7/2/2010	53.36	73,000	34,750	17,750	9,750	17,750
11/21/2010	48.14	99,929	47,211		12,590	22,032
2011
7/2/2011	53.36	73,000	34,750	17,750	9,750	17,750
8/18/2011	44.49			17,500		17,500
2012
8/18/2012	44.49			17,500		17,500
(2)
The amounts in columns (g) and (h) reflect, for each named executive officer, the number and market value of unvested restricted stock shares and RSUs which had been granted as of September 26, 2008, but which remained subject to additional vesting requirements. Those requirements depend upon the officer's continued employment with the Company. Scheduled vesting of all outstanding restricted stock shares, RSUs and performance shares (based on achievement at target values) for each of the named executive officers is as follows:

Vesting Date	Edward D. Breen	Christopher J. Coughlin	George R. Oliver	John Evard	Naren K. Gursahaney
	Number of Share Underlying Vesting Awards
2008
9/30/2008	35,818	16,417		4,477	6,722
11/21/2008	44,024	20,187		5,584	9,664
11/22/2008	35,000	15,000		4,500	2,675
2009
7/2/2009	31,677	14,604	7,505	4,158	7,505
7/10/2009			49,771
11/21/2009	44,023	20,186		5,583	9,663
2010
6/30/2010	93,700	43,200	22,200	12,300	22,200
7/2/2010	31,676	14,604	7,505	4,158	7,505
11/21/2010	44,023	20,185		5,582	9,663
2011
7/2/2011	31,675	14,604	7,504	4,158	7,504
2012
8/18/2012			11,200		11,200
(3)
Amounts in columns (i) and (j) reflect the number and market value, as of September 26, 2008, of performance shares that would be earned if the performance goals related to these awards were met at the target level at the end of the performance period. If the minimum performance threshold is not met (i.e., Tyco's total shareholder return over the performance period is not equal to or better than the total shareholder return of the top 65% of the companies constituting the S&P 500 Industrials Index), there will be no payout. The performance shares were granted in July 2007 in connection with the accelerated fiscal 2008 long-term incentive compensation grant described in the proxy statement for the 2008 Annual General Meeting. All performance shares will vest and become payable in shares of the Company's common stock on June 30, 2010. The number of shares that will actually be earned will depend on the Company's three-year shareholder return as compared to the total shareholder return of the S & P Industrials Index.

52            2009 Proxy Statement

 Option Exercises and Stock Vested Table

        The following table shows, for each of the named executive officers, the amounts realized from options that were exercised and restricted stock, RSUs and DSUs that vested during fiscal 2008.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(2) (e)
Current Officers
Edward D. Breen	—	$—	52,641	$2,181,135
Christopher J. Coughlin	—	$—	25,000	$1,032,800
George Oliver	—	$—	—	$—
John Evard	—	$—	1,875	$77,156
Naren Gursahaney	—	$—	3,540	$150,590

(1)
The aggregate dollar amount realized is based on the difference between the fair market value of the Company's common stock on the exercise date and the exercise price of the stock option.

(2)
The aggregate dollar amount realized is based on the average of the NYSE high/low price of the Company's common stock on the vesting date.

Pension Benefits Table

        The following table presents, for each named executive officer, the present value of the benefit he would receive at retirement under the specified pension plan, based on credited years of service and covered compensation as of September 26, 2008.

Name (a)	Plan Name(1) (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($)(2) (d)	Payments During Last Fiscal Year ($) (e)
Edward D. Breen	Employment Agreement	6.17	$11,396,000	$—

(1)
The terms of Mr. Breen's employment agreement (both pre- and post-amendment) provide that he is entitled to receive an annual supplemental retirement benefit payable at the later of age 60 and termination of employment. The supplemental benefit is in the form of a joint 50% spousal survivor's annuity equal to 50% of Mr. Breen's final average earnings. This average is calculated as the highest average of the sum of his monthly base salary and actual bonus (the bonus being spread equally over the bonus period for which it is paid) during any consecutive 36 month period within the 60-month period prior to his termination of employment. Final average earnings are reduced by benefits from any defined benefit pension plans maintained by the Company or its affiliates, by benefits from any other defined benefit pension plans maintained by any previous employers, and by benefits attributable to employer contributions, including matching contributions to any defined contribution plans maintained by the Company or its affiliates. Mr. Breen is vested in the benefit described above. Mr. Breen's benefit is payable as an actuarially equivalent lump sum at the later of age 60 and the actual date of his termination of employment under the pre-amended employment agreement, and as an actuarially equivalent lump sum at the later of age 60 and the actual date of his termination of employment other than as a result of death (subject to any applicable 6-month delay pursuant to Internal Revenue Code Section 409A), in accordance with his previous election under his amended employment agreement.

2009 Proxy Statement            53

(2)
The amount in column (d) is calculated as the discounted present value of normal retirement benefits earned as of September 26, 2008, payable as a lump sum at "Normal Retirement Date" (without regard to projected service, projected salary increases, pre-retirement mortality or other decrements). The assumptions used in determining the discounted present value are consistent with those used to calculate the Company's retirement plan liabilities as described in Note 17 to the Company's audited consolidated financial statements for the fiscal year ended September 26, 2008, and include:

•
A discount rate of 6.95%;

•
Payment as a lump sum;

•
A prime rate of 7.25% (used to accumulate the Company's defined contribution match balance);

•
An assumed retirement age of 60.

Non-Qualified Deferred Compensation Table at Fiscal Year-End 2008

        The following table presents information on the non-qualified deferred compensation accounts of each named executive officer at September 26, 2008.

Name (a)	Executive Contributions in Last Fiscal Year ($)(1) (b)	Registrant Contributions in Last Fiscal Year ($)(1) (c)	Aggregate Earnings in Last Fiscal Year ($)(2) (d)	Aggregate Withdrawals/ Distributions ($)(3) (e)	Aggregate Balance at Last Fiscal Year End ($) (f)
Current Officers
Edward D. Breen	—	$232,250	$(219,887)	—	$1,200,421
Christopher J. Coughlin	—	$108,750	$10,047	—	$255,906
George Oliver	$14,657	$61,579	$(6,789)	—	$90,442
John Evard	—	$44,087	$(38,688)	—	$175,676
Naren Gursahaney	$507,000	$63,875	$(271,019)	—	$1,608,437

(1)
Amounts in columns (b) and (c) include employee and Company contributions, respectively, under the Company's Supplemental Savings and Retirement Plan (the "SSRP"), a non-qualified retirement savings plan. All of the amounts shown in column (c) are included in the Summary Compensation table under the column heading "All Other Compensation." Under the terms of the SSRP, an eligible executive may choose to defer up to 50% of his or her base salary and up to 100% of his or her performance bonus.

(2)
Amounts in column (d) include earnings or (losses) on the named executive officer's notional account in the SSRP and in the Company's Supplemental Executive Retirement Plan (the "SERP"). The SERP was frozen with respect to additional contributions on December 31, 2004. Except for the Tyco stock fund and the Fidelity Freedom Funds, investment options under the SSRP are the same as those available under the Company's tax-qualified 401(k) retirement plans. Investment options under the SERP are the same as those available under the SSRP.

(3)
Under both the SSRP and the SERP, participants may elect to receive distributions in a single lump sum payment or in up to 15 annual installments. A participant who is still employed by Tyco may begin receiving distributions under each plan after a minimum of five years have elapsed from the plan year for which contributions have been made. A participant who has left Tyco may begin receiving distributions upon his or her termination of employment or retirement.

54            2009 Proxy Statement

 Potential Payments Upon Termination and Change in Control

        The following table summarizes the severance benefits that would have been payable to each of the named executive officers upon his termination of employment or upon the occurrence of a change in control, assuming that the triggering event or events occurred on September 26, 2008. The amounts shown are based on Tyco's closing NYSE share price of $36.37 on such date.

        For Mr. Breen, termination benefits are governed by his employment agreement. For each of the other named executive officers, the CIC Severance Plan governs termination benefits for change-in-control triggering events, and the Severance Plan governs termination benefits for all other triggering events. In all cases, a "Qualified Termination" means a termination following a change in control that would provide the executive with a "Good Reason" to terminate his employment, as defined under the CIC Severance Plan or under Mr. Breen's employment agreement. For the definition of "Good Reason" and "Cause" under the relevant documents, see the discussion under the heading "Change in Control and Severance Benefits." Under his employment agreement, Mr. Breen could terminate his employment for "Good Reason" by voluntarily resigning within the 30-day period following the first anniversary of a change in control, in which case he would be entitled to severance and the benefit and perquisite continuation described in column (c).

        Mr. Breen's employment agreement with the Company was amended on December 19, 2008. Among other changes, the amended agreement reduced certain of the benefits, including cash payments, that he is entitled to upon a termination or change in control, as described above under the heading "Change in Control and Severance Benefits." Because the table below presents amounts that would have been payable to the named executive officers as of Tyco's fiscal year end, the amounts shown reflect the benefits payable under Mr. Breen's pre-amended employment agreement and the pre-amended Severance Plan and CIC Severance Plan.

	Change in Control		Involuntary Termination
Name / Form of Compensation (a)	Without Qualified Termination (b)	With Qualified Termination (c)	With Cause (d)	Without Cause or With Good Reason (e)	Resignation (f)	Death or Disability (g)	Retirement (h)
Edward D. Breen
Severance(1)	—	$14,659,997	—	$14,659,997	—	—	—
Benefit & Perquisite Continuation(2)	—	$330,751	—	$330,751	—	—	—
Accelerated Vesting of Equity Awards(3)	$14,285,989	$14,285,989	—	$14,285,989	—	$10,869,965	—
Retirement Plan Distributions(4)	$14,222,954	$14,222,954	—	$3,315,916	—	—	—
Excise Tax Gross-Up(5)	—	$11,641,270	—	—	—	—	—
Christopher J. Coughlin
Severance(1)	—	$4,784,000	—	$3,200,000	—	—	—
Benefit & Perquisite Continuation(2)	—	$32,443	—	$24,037	—	—	—
Accelerated Vesting of Equity Awards(3)	$6,509,757	$6,509,757	—	—	—	$4,938,573	—
George Oliver
Severance(1)	—	$2,400,000	—	$2,400,000	—	—	—
Benefit & Perquisite Continuation(2)	—	$24,037	—	$24,037	—	—	—
Accelerated Vesting of Equity Awards(3)	$3,843,763	$3,843,763	—	—	—	$3,036,349	—
John Evard
Severance(1)	—	$2,406,950	—	$1,610,000	—	—	—
Benefit & Perquisite Continuation(2)	—	$32,443	—	$24,037	—	—	—
Accelerated Vesting of Equity Awards(3)	$1,138,852	$1,138,852	—	—	—	$691,501	—
Naren Gursahaney
Severance(1)	—	$1,556,580	—	$2,240,000	—	—	—
Benefit & Perquisite Continuation(2)	—	$24,037	—	$24,037	—	—	—
Accelerated Vesting of Equity Awards(3)	$3,429,727	$3,429,727	—	—	—	$2,622,313	—

(1)
For Mr. Breen, severance under his pre-amended employment agreement was based on three times his base salary and three times his actual bonus for fiscal 2008. Under the amended agreement, the multiplier has been reduced to two times, with further reductions applicable when Mr. Breen reaches specified ages. The severance amount includes a tax gross-up payment to the State of New York of $34,997. For each of the other named executive officers, severance would be paid under either the CIC Severance Plan (if the triggering event were a change of control) or the Severance

2009 Proxy Statement            55

  Plan (for other triggering events). Under the CIC Severance Plan (both pre- and post-amendment), each of Messrs. Coughlin and Evard would be entitled to a severance payment of 2.99 times his base salary and 2.99 times his target bonus for the fiscal year in which termination occurs, and Messrs. Gursahaney and Oliver would be entitled to 2 times his base salary and target bonus. Under the Severance Plan, each named executive officer (except Mr. Breen) would have been entitled to salary continuation and bonus payments for the 24 months following termination of employment. In addition to the amounts included in this table, each named executive officer (including Mr. Breen) may be entitled to a prorated portion of the Annual Performance Bonus for the year in which his employment was terminated. The bonus payments are included in the Summary Compensation table under the column heading "Non-Equity Incentive Compensation," and are discussed above under the heading "Elements of Compensation—Annual Incentive Compensation."

(2)
Upon a triggering event, Mr. Breen's pre-amended employment agreement provides for continuation of health and welfare benefits (or a cash equivalent) for 36 months following the termination date provided he continues to pay the employee portion of such programs. Under Mr. Breen's amended employment agreement, Mr. Breen is entitled to continued participation in health and welfare plans over the same time period for which severance is payable, subject to an 18-month limit on medical benefits. If continued participation is not practicable, and/or if Mr. Breen's severance period is greater than 18 months, an equivalent cash payment is made, with a tax gross-up on such amounts. For each of the other named executive officers, medical and dental benefits are provided under the CIC Severance Plan or the Severance Plan. As of September 26, 2008, under the CIC Severance Plan, each executive was entitled to 12 months of outplacement services and continuation of medical and dental benefits (or a cash equivalent) for 36 months (24 months for Mr. Gursahaney and Mr. Oliver). Under the Severance Plan, the time period was 24 months. Effective January 1, 2009, these plans were amended to shorten the time period for which the executives are entitled to employer-sponsored health and dental benefits under these plans. Under both plans, the period is now limited to the lesser of the executive's remaining severance period and 12 months; if the executive's severance period is greater than 12 months, the executive will be entitled to a cash payment equal to the projected value of the employer portion of premiums during the severance period in excess of 12 months.

(3)
Amounts represent the intrinsic value of all unvested Tyco equity awards and stock options that would vest upon a triggering event. For Mr. Breen, the amounts in columns (b), (c) and (e) include a tax gross-up payment to the State of New York of $42,915, and the amount in column (g) includes such a payment of $34,760. In addition to the amounts shown in the table, Messrs. Breen, Coughlin and Evard each hold equity of Tyco Electronics and Covidien, the vesting of which would have been accelerated from November 22, 2008 upon the occurrence of a triggering event. The cost to the Company of such acceleration would have been immaterial.

(4)
Under Mr. Breen's pre-amended employment agreement, in circumstances outside of a change in control, if Mr. Breen voluntarily terminated employment before age 60 without Good Reason, benefits deemed earned under his pension plan (the Supplemental Executive Retirement Plan) would have been subject to a reduction of 0.25% for each month or partial month that the termination date preceded age 60, and an additional 0.25% for each month or partial month that he elected to commence payment of the benefit prior to age 60. Under Mr. Breen's amended employment agreement, if Mr. Breen voluntarily terminates employment without Good Reason, or his employment is terminated for Cause prior to age 60, benefits deemed earned under the Supplemental Executive Retirement Plan will be subject to a reduction of 0.25% for each month or partial month the termination date is prior to age 60. The amount shown in column (b) does not reflect any reduction in benefits related to an election to receive payments earlier than age 60. For Mr. Breen, the amounts in column (b) and (c) include a tax gross up payment to the State of New York of $33,954, and the amount in column (e) includes such a payment of $7,916.

(5)
In the event of a change in control, Mr. Breen's employment agreement provides for a full gross-up of any federal excise tax that might be due under Section 4999 of the Internal Revenue Code, including any such tax on the value of any acceleration of unvested equity of Tyco Electronics and Covidien. No other named executive is eligible for this benefit.

56            2009 Proxy Statement

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Tyco's officers and Directors and persons who beneficially own more than ten percent of Tyco's common shares to file reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish Tyco with copies of all Section 16(a) forms they file. As a matter of practice, Tyco's administrative staff assists Tyco's officers and Directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on Tyco's review of the copies of such forms it has received, as well as information provided and representations made by the reporting persons, Tyco believes that all of its officers, Directors and beneficial owners of more than ten percent of its common shares complied with Section 16(a) during Tyco's fiscal year ended September 26, 2008.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board is composed of three Directors, each of whom the Board has determined meets the independence and experience requirements of the NYSE and the SEC. The Audit Committee operates under a charter approved by the Board, which is posted on our website. As more fully described in its charter, the Audit Committee oversees Tyco's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Management assures that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. Tyco's independent auditors are responsible for performing an audit in accordance with auditing standards generally accepted in the United States to obtain reasonable assurance that Tyco's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.

        In this context, the Audit Committee has reviewed the consolidated financial statements for the fiscal year ended September 26, 2008, and has met and held discussions with management, the internal auditors and the independent auditors concerning the consolidated financial statements, as well as the report of management and the report of the independent registered public accounting firm regarding the Company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that Tyco's consolidated financial statements were prepared in accordance with generally accepted accounting principles. In addition, The Committee has discussed with the independent auditors the auditors' independence from Tyco and its management, including the matters required to be discussed by the statement on Auditing Standards No. 114 (The Auditor's Communication With Those Charged With Governance).

        In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence. Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include Tyco's audited consolidated financial statements in Tyco's Annual Report on Form 10-K for the fiscal year ended September 26, 2008 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee,

Jerome B. York, Chair
Brendan R. O'Neill
William S. Stavropoulos

2009 Proxy Statement            57

 PROPOSAL NUMBER TWO—RE-APPOINTMENT OF INDEPENDENT AUDITORS AND
AUTHORIZATION OF THE AUDIT COMMITTEE TO SET THEIR REMUNERATION

        In accordance with Section 89 of the Companies Act 1981 of Bermuda, Tyco's shareholders have the authority to appoint Tyco's independent auditors and to authorize the Audit Committee to set the auditors' remuneration. Appointment of the independent auditors and authorization of the Audit Committee to set their remuneration requires the affirmative vote of a majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy. The Audit Committee and the Board recommend that shareholders reappoint Deloitte & Touche LLP as Tyco's independent auditors to serve until the 2010 Annual General Meeting and authorize the Audit Committee of the Board to set their remuneration.

        Representatives of Deloitte & Touche LLP are expected to be at the Annual General Meeting and they will be available to respond to appropriate questions.

        The Audit Committee and the Board recommend that shareholders vote FOR the appointment of Deloitte & Touche LLP and the authorization of the Audit Committee to set their remuneration.

Audit and Non-Audit Fees

        Aggregate fees for professional services rendered for Tyco by Deloitte & Touche LLP as of and for the fiscal years ended September 26, 2008 and September 28, 2007 are set forth below. The aggregate fees included in the Audit category are fees billed for fiscal year 2007 and reasonably expected to be billed for fiscal year 2008 for the audit of Tyco's annual financial statements and review of interim financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years. (All references to "$" in this proxy statement are to United States dollars.)

	Fiscal Year 2008	Fiscal Year 2007
	(in millions)	(in millions)
Audit Fees	$42.8	$51.9
Audit-Related Fees	4.0	36.1
Tax Fees	7.5	10.8

Total	$54.3	$98.8

        Audit Fees for the fiscal years ended September 26, 2008 and September 28, 2007 were for professional services rendered for the audits of the consolidated financial statements of the Company, the 2008 and 2007 audit of internal control, quarterly review of the condensed consolidated financial statements included in Tyco's Quarterly Reports on Form 10-Q, consents, comfort letters, international filings and other assistance required to complete the year-end audit of the consolidated financial statements. Audit fees for fiscal 2007 include the cost of audit and quarterly review procedures performed on Tyco's Healthcare and Electronics businesses prior to their separation from Tyco International at the end of the third fiscal quarter of 2007.

        Audit-Related Fees as of the fiscal year ended September 26, 2008 were primarily related to services performed for divestitures of various businesses, including the Company's Infrastructure Services business. Fees for the fiscal year ended September 28, 2007 were primarily related to work performed on the Separation of the Company into three separate legal entities, representing approximately 72% of the total audit related fees, and for services performed associated with the divestiture of the Company's Infrastructure Services business, representing 22% of the total audit-related fees.

        Tax Fees as of the fiscal years ended September 26, 2008 and September 28, 2007 were for tax compliance services.

58            2009 Proxy Statement

        None of the services described above was approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        In March 2004, the Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditors. The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the auditors' independence is not impaired. The policy provides that the Corporate Controller will support the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Audit Committee with respect to pre-approved services, and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the engagement letter. This approval includes approval of a specified list of audit, audit-related and tax services. Any service not included in the specified list of services must be submitted to the Audit Committee for pre-approval. No service may extend for more than 12 months, unless the Audit Committee specifically provides for a different period. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the Corporate Controller or his or her delegate.

        In accordance with the policy, the Chair of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors when the entire Committee is unable to do so. The Chair must report all such pre-approvals to the Audit Committee at the next Committee meeting.

PROPOSAL NUMBER THREE—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
THE TYCO 2004 STOCK AND INCENTIVE PLAN

        Our shareholders are being asked to consider and vote on a proposal to amend and restate (the "Amendments") the Tyco International Ltd. 2004 Stock and Incentive Plan (the "Plan"). The Amendment of the Plan was approved by our Board of Directors on January 14, subject to the approval of shareholders. Approval of the Amendments to the Plan requires the affirmative vote of a majority of the common shares represented in person or by proxy at the Annual General Meeting.

        Awards under the current Plan may be structured to qualify as "performance-based compensation" that is exempt from the $1 million limit on tax-deductible compensation imposed by Section 162(m) of the Internal Revenue Code. To satisfy the requirements that apply to performance-based compensation, and continue the ability to grant performance-based compensation awards, we are requesting shareholder re-approval of the performance measures described in the Plan, which must occur no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the performance measures, which in Tyco's case was 2004. If shareholders approve the Amendments to the Plan, it will be effective as of January 1, 2009. If shareholders do not approve the Amendments to the Plan, the Amendments will have no effect. In such a case, awards may continue to be granted under the Plan as it currently exists without amendment, but Tyco will thereafter be unable to structure certain awards to be exempt from the limitation on tax deductible compensation of $1 million.

2009 Proxy Statement            59

        The Plan, as amended and restated, would provide benefits that are substantially similar to those provided under the current Plan. No additional shares are being authorized under the amended and restated Plan. The principal changes to the current Plan are:

  •
  the express inclusion of working capital days and customer attrition rates as performance measures under the Plan;

  •
  the inclusion of additional types of equity-based awards (in addition to DSUs) that may be used as a component of the annual remuneration of directors; and

  •
  clarification that for performance cycles longer than 12 months, the maximum amount that may be paid in respect of any 12 month period for either a Short-Term Performance Bonus or a Long-Term Performance Award paid in Performance Units during such cycle is $5 million, regardless of when the amount is actually paid out.

        The following is a more detailed summary of the principal changes to the Plan described above. This summary is qualified in its entirety by reference to the complete text of the Plan, as proposed to be amended and restated, which is attached hereto as Appendix A. To the extent that there is a conflict between this summary and the Plan, the terms of the Plan will govern. Any capitalized terms that are used but not defined in this summary have the meaning given to them in the Plan.

Performance Measures.

        The Plan provides for Short-Term Performance Bonuses that may be granted in the form of cash or common shares and Long-Term Performance Awards that may be granted in the form of Performance Units, Restricted Units or Restricted Stock. Short-Term Performance Bonuses and Long Term-Performance Awards may be awarded to any Reporting Persons selected by the Committee. The Committee, in its discretion and as set forth in the Award Certificate, will fix the amount, terms and conditions of Short-Term Performance Bonuses and Long-Term Performance Awards, subject to the requirements in the Plan.

        Among other requirements, within 90 days of the commencement of a Performance Cycle, the Committee must establish the Performance Measures applicable to the performance based Award. Specifically, the Target Amount of any Short-Term Performance Bonus or any Performance Units that are granted as a Long-Term Performance Award and the Target Vesting Percentage of any Restricted Unit or Share of Restricted Stock that is granted as a Long-Term Performance Award will be determined by reference to the level of performance attained in relation to one or more Performance Measures selected by the Committee. The Performance Measures that the Committee may select under the Plan have not substantially changed since the Plan was last approved by shareholders, although express Performance Measures related to working capital days and customer attrition rates have been included in the list. The Performance Measures consist of any one or combination of the following:

  •
  Net operating profit after taxes;

  •
  Net operating profit after taxes, per Share;

  •
  Return on invested capital;

  •
  Return on assets or net assets;

  •
  Total shareholder return;

  •
  Relative total shareholder return (as compared with a peer group of the Company);

  •
  Earnings before income taxes;

  •
  Earnings per Share;

  •
  Net income;

60            2009 Proxy Statement

  •
  Free cash flow;

  •
  Free cash flow per Share;

  •
  Revenue (or any component thereof);

  •
  Revenue growth;

  •
  Working capital days; or

  •
  Subscriber attrition for security services.

        In applying Performance Measures, the Committee may, in its discretion, exclude, within the first 90 days of the Performance Cycle, unusual or infrequently occurring charges, the cumulative effect of changes in the law, regulations or accounting treatment, and may determine at the time of grant to exclude other items, each in accordance with GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

Limitation on Awards.

        Under the current Plan, the maximum amount that may be paid in cash or common shares to any one employee pursuant to Short-Term Performance Bonuses or Long Term Performance Awards for any Performance Cycle of 12 months is $5 million. We are proposing to amend the Plan to clarify that the maximum amount that may be paid in cash or Shares in respect of such Awards for Performance Cycles of more than 12 month be $5 million per year, adjusted proportionally to reflect the actual length of the Performance Cycle, and regardless of when the Award is actually paid. This adjustment will permit payouts of more than $5 million in a 12-month period in respect of overlapping Performance Cycles, but will continue to limit the amount that may be earned in respect of any 12-month period to $5 million.

Director Awards.

        As part of the Amendment, we are proposing to change the types of equity that may be used for Directors annual remuneration. Under the Current plan, directors receive Awards consisting of Deferred Stock Units on the first day of the fiscal year. The value of these Awards are determined by the Board in advance of the grant, but may not exceed $200,000, based upon the aggregate Fair Market Value of the underlying common shares as determined on the date of grant. In the past, directors have received an annual Deferred Stock Unit Award with a Fair Market Value equal to approximately $120,000. As part of the Amendment, we are proposing to broaden the forms of equity that may be used in connection with directors' annual remuneration. We are proposing that the types of Awards that may be used include Shares, Stock Options, Restricted Stock, Restricted Units and/or Deferred Stock Units, or any combination thereof. This change will provide the Board with maximum flexibility in determining what form of equity to use for director remuneration. Awards granted to directors under the Plan will be subject to any vesting schedule that the Committee may determine and set forth in the Award Certificate.

        The Board recommends that shareholders vote FOR proposal number three.

2009 Proxy Statement            61

 OTHER MATTERS

Costs of Solicitation

        The cost of solicitation of proxies will be paid by Tyco. Tyco has engaged MacKenzie Partners, Inc. as the proxy solicitor for the Annual General Meeting for an approximate fee of $9,500. In addition to the use of the mails, certain Directors, officers or employees of Tyco may solicit proxies by telephone or personal contact. Upon request, Tyco will reimburse brokers, dealers, banks and trustees or their nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of common shares.

Presentation of Financial Statements

        In accordance with Section 84 of the Companies Act 1981 of Bermuda, Tyco's audited consolidated financial statements for the fiscal year ended September 26, 2008 will be presented at the Annual General Meeting. These statements have been approved by Tyco's Board. There is no requirement under Bermuda law that these statements be approved by shareholders, and no such approval will be sought at the Annual General Meeting.

Registered and Principal Executive Offices

        The registered and principal executive offices of Tyco are located at Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. The telephone number there is (441) 298-9732. If the proposals regarding Tyco's change of domicile to Switzerland are approved by shareholders at the Special General Meeting scheduled to occur immediately after the Annual General Meeting, Tyco's registered address would become: Freier Platz 10, 8200 Schaffhausen, Switzerland

Shareholder Proposals for the 2010 Annual General Meeting

        In accordance with the rules established by the SEC, as well as under the provisions of the Amended and Restated Bye-laws, any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") intended for inclusion in the Proxy Statement for next year's annual general meeting of shareholders must be received by Tyco no later than September 23, 2009. Such proposals should be sent to Tyco's Secretary at our registered address, which prior to the change of domicile is Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. If the change of domicile is approved, our registered address will become Freier Platz 10, 8200 Schaffhausen, Switzerland. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Amended and Restated Bye-laws, and must be a proper subject for shareholder action under Bermuda law.

        A shareholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with U.S. federal proxy rules, Bermuda law and other legal requirements, without seeking to have the proposal included in Tyco's proxy statement pursuant to Rule 14a-8 under the Exchange Act. Bermuda law provides that only Tyco shareholders holding not less than 5% of the total voting rights or 100 or more registered Tyco shareholders together may require a proposal to be submitted to an Annual General Meeting. Generally, notice of such a proposal must be deposited at the registered office of Tyco not less than six weeks before the date of the meeting; unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited. Under Rule 14a-4 under the Exchange Act, proxies may be voted on matters properly brought before a meeting under these procedures in the discretion of the Chairman without additional proxy statement disclosure about the matter unless Tyco is notified about the matter at least 45 days before the first anniversary of the date on which this proxy statement is first mailed to shareholders and the proponents otherwise satisfy the requirements of Rule 14a-4. The deadline under Rule 14a-4 for next year's meeting is December 7, 2009.

62            2009 Proxy Statement

United States Securities and Exchange Commission Reports

        Copies of our Annual Report on Form 10-K for the fiscal year ended September 26, 2008, as filed with the SEC (without exhibits), are available to shareholders free of charge on our website at www.tyco.com or by writing to Attn: Tyco Shareholder Services, Tyco International Ltd., 90 Pitts Bay Road, Second Floor Pembroke HM 08, Bermuda. If the change of domicile is approved at the Special General Meeting on March 12, 2009, copies can be obtained by writing to Attn: Tyco Shareholder Services, Tyco International Ltd, Freier Platz 10, 8200 Schaffhausen, Switzerland.

General

        The enclosed proxy is solicited on behalf of Tyco's Board. Unless otherwise directed, proxies held by the Chief Executive Officer or Chief Financial Officer will be voted at the Annual General Meeting (or an adjournment or postponement thereof), FOR the election of all 11 nominees to the Board of Directors named on the proxy card; FOR the re-appointment of the independent auditors and authorizing the Audit Committee of the Board to set their remuneration; and FOR the amendments to the Company's 2004 Stock and Incentive Plan. If any matter other than those described in this Proxy Statement properly comes before the Annual General Meeting, or with respect to any adjournment or postponement thereof, the Chief Executive Officer or Chief Financial Officer will vote the common shares represented by such proxies in accordance with his discretion.

2009 Proxy Statement            63

 TYCO INTERNATIONAL LTD.
2004 STOCK AND INCENTIVE PLAN
(AMENDED AND RESTATED AS OF JANUARY 1, 2009)

ARTICLE I
PURPOSE

        1.1    Purpose.    The purposes of this Tyco International Ltd. 2004 Stock and Incentive Plan (the "Plan") are to promote the interests of Tyco International Ltd. (and any successor thereto) by (i) aiding in the recruitment and retention of Directors and Employees, (ii) providing incentives to such Directors and Employees by means of performance-related incentives to achieve short-term and long-term performance goals, (iii) providing Directors and Employees an opportunity to participate in the growth and financial success of the Company, and (iv) promoting the growth and success of the Company's business by aligning the financial interests of Directors and Employees with that of the other stockholders of the Company. Toward these objectives, the Plan provides for the grant of Stock Options, Stock Appreciation Rights, Short-Term Performance Bonuses, Long-Term Performance Awards and other Stock-Based Awards.

        1.2    Effective Date; Shareholder Approval; Effective Date of the Amended and Restated Plan.    The Plan, as originally approved by the Company's shareholders on March 25, 2004, was effective as of January 1, 2004. The effective date of this Amended and Restated Plan is January 1, 2009.

ARTICLE II
DEFINITIONS

        For purposes of the Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context:

          "Acquired Company" means any business, corporation or other entity acquired by the Company or any Subsidiary.

          "Acquired Grantee" means the grantee of a stock-based award of an Acquired Company and may include a current or former Director of an Acquired Company.

          "Award" means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Certificate. Awards granted under the Plan may consist of:

            (a)   "Stock Options" awarded pursuant to Section 4.3;

            (b)   "Stock Appreciation Rights" awarded pursuant to Section 4.3;

            (c)   "Short-Term Performance Bonuses" awarded pursuant to Section 4.4;

            (d)   "Long-Term Performance Awards" awarded pursuant to Section 4.5;

            (e)   "Other Stock-Based Awards" awarded pursuant to Section 4.6;

            (f)    "Director Awards" awarded pursuant to Section 4.7; and

            (g)   "Substitute Awards" awarded pursuant to Section 4.8.

          "Award Certificate" means the document issued, either in writing or an electronic medium, by the Committee to a Participant evidencing the grant of an Award.

          "Board" means the Board of Directors of the Company.

2009 Proxy Statement            A-1

          "Cause" means misconduct that is willfully or wantonly harmful to the Company or any of its Subsidiaries, monetarily or otherwise.

          "Change in Control" means the first to occur of any of the following events:

            (a)   any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act), excluding for this purpose, (i) the Company or any Subsidiary or (ii) any employee benefit plan of the Company or any Subsidiary (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

            (b)   persons who, as of the Effective Date of the Amended and Restated Plan constitute the Board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a Director of the Company subsequent to the Effective Date of the Amended and Restated Plan shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

            (c)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

            (d)   approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          "Change in Control Termination" shall mean an Employee's Involuntary Termination that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.

          "Code" means the United States Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation and Human Resources Committee of the Board or any successor committee or subcommittee of the Board, which Committee is comprised solely of two or more persons who are outside directors within the meaning of Code Section 162(m)(4)(C)(i)

A-2            2009 Proxy Statement

  and the applicable regulations and "non-employee directors" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

          "Common Stock" means the common stock of the Company and such other securities or property as may become subject to Awards pursuant to an adjustment made under Sections 5.3 and 5.4 of the Plan.

          "Company" means Tyco International Ltd., or any successor thereto.

          "Deferred Stock Unit" means a Unit granted under Section 4.6 or 4.7 to acquire Shares upon Termination of Employment or Termination of Directorship, subject to any restrictions that the Committee, in its discretion, may determine.

          "Director" means a member of the Board who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

          "Disabled" or "Disability" means the inability of the Director or Employee to perform the material duties pertaining to such Director's directorship or such Employee's employment due to a physical or mental injury, infirmity or incapacity for 180 days (including weekends and holidays) in any 365-day period. The existence or nonexistence of a Disability shall be determined by an independent physician selected by the Company and reasonably acceptable to the Director or Employee.

          "Dividend Equivalent" means an amount equal to the cash dividend or the Fair Market Value of the stock dividend that would be paid on each Share underlying an Award if the Share were duly issued and outstanding on the date on which the dividend is payable.

          "Effective Date" means January 1, 2004.

          "Effective Date of the Amended and Restated Plan" means January 1, 2009.

          "Employee" means any individual who performs services as an officer or employee of the Company or a Subsidiary.

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price of a Share, as fixed by the Committee, which may be purchased under a Stock Option or with respect to which the amount of any payment pursuant to a Stock Appreciation Right is determined.

          "Fair Market Value" of a Share means the closing sales price on the New York Stock Exchange on the date as of which the determination of Fair Market Value is being made or, if no sale is reported for such day, on the next preceding day on which a sale of Shares was reported. Notwithstanding anything to the contrary herein, the Fair Market Value of a Share will in no event be determined to be less than par value.

          "Fair Market Value Stock Option" means a Stock Option the Exercise Price of which is fixed by the Committee at a price equal to the Fair Market Value of a Share on the date of grant.

          "GAAP" means United States generally accepted accounting principles.

          "Incentive Stock Option" means a Stock Option granted under Section 4.3 of the Plan that meets the requirements of Code Section 422 and any related regulations and is designated in the Award Certificate to be an Incentive Stock Option.

          "Involuntary Termination" means a Termination of Employment of the Participant initiated by the Company or a Subsidiary for any reason other than Cause, Disability or death.

2009 Proxy Statement            A-3

          "Key Employee" means an Employee who is a "covered employee" within the meaning of Code Section 162(m)(3).

          "Long-Term Performance Award" means an Award granted under Section 4.5 of the Plan that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures.

          "Non-Employee Director" means any member of the Board, elected or appointed, who is not otherwise an Employee of the Company or a Subsidiary. An individual who is elected to the Board at an annual meeting of the stockholders of the Company will be deemed to be a member of the Board as of the date of the meeting.

          "Nonqualified Stock Option" means any Stock Option granted under Section 4.3 of the Plan that is not an Incentive Stock Option.

          "Normal Retirement" means Termination of Employment on or after a Participant has attained age 60, provided that the sum of the Participant's age and years of service with the Company is 70 or higher.

          "Participant" means a Director, Employee or Acquired Grantee who has been granted an Award under the Plan.

          "Performance Cycle" means, with respect to any Award that vests based on Performance Measures, the period of no less than six months over which the level of performance will be assessed. The first Performance Cycle under the Plan will begin on such date as is set by the Committee, in its discretion.

          "Performance Measure" means, with respect to any Short-Term Performance Bonus or Long-Term Performance Award, the business criteria selected by the Committee to measure the level of performance of the Company during the Performance Cycle. The Committee may select as the Performance Measure for a Performance Cycle any one or a combination of the following Company measures, as interpreted by the Committee, which measures (to the extent applicable) will be determined in accordance with GAAP:

            (a)   Net operating profit after taxes;

            (b)   Net operating profit after taxes, per Share;

            (c)   Return on invested capital;

            (d)   Return on assets or net assets;

            (e)   Total shareholder return;

            (f)    Relative total shareholder return (as compared with a peer group of the Company);

            (g)   Earnings before income taxes;

            (h)   Earnings per Share;

            (i)    Net income;

            (j)    Free cash flow;

            (k)   Free cash flow per Share;

            (l)    Revenue (or any component thereof);

            (m)  Revenue growth;

            (n)   Working capital days; or

A-4            2009 Proxy Statement

            (o)   Subscriber attrition for security services.

          "Performance Unit" means a Long-Term Performance Award denominated in dollar Units.

          "Plan" means the Tyco International Ltd. 2004 Stock and Incentive Plan, as it may be amended from time to time.

          "Premium-Priced Stock Option" means a Stock Option, the Exercise Price of which is fixed by the Committee at a price that exceeds the Fair Market Value of a Share on the date of grant.

          "Reporting Person" means a Director or an Employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

          "Restricted Stock" means Shares issued pursuant to Section 4.6 that are subject to any restrictions that the Committee, in its discretion, may impose.

          "Restricted Unit" means a Unit granted under Section 4.6 to acquire Shares or an equivalent amount in cash, which Unit is subject to any restrictions that the Committee, in its discretion, may impose.

          "Securities Act" means the United States Securities Act of 1933, as amended.

          "Share" means a share of Common Stock.

          "Short-Term Performance Bonus" means an Award of cash or Shares granted under Section 4.4 of the Plan that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures.

          "Stock Appreciation Right" means a right granted under Section 4.3 of the Plan in an amount in cash or Shares equal to any difference between the Fair Market Value of the Shares as of the date on which the right is exercisedand the Exercise Price, where the number of shares subject to each Stock Appreciation Right is set forth on or before the grant date.

          "Stock-Based Award" means an Award granted under Section 4.6 of the Plan and denominated in Shares.

          "Stock Option" means a right granted under Section 4.3 of the Plan to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options.

          "Subsidiary" means a subsidiary company of the Company; provided, that in the case of any Award that provides deferred compensation subject to Code Section 409A, "Subsidiary" shall not include any subsidiary company as defined above unless such company is within a controlled group of corporations with the Company as defined in Code Sections 1563(a)(1), (2) and (3) where the phrase "at least 50%" is substituted in each place "at least 80%" appears or is with the Company part of a group of trades or businesses under common control as defined in Code Section 414(c) and Treas. Reg. § 1.414(c)-2 where the phrase "at least 50%" is substituted in each place "at least 80%" appears, provided, however, that when the relevant determination is to be based upon legitimate business criteria (as described in Treas. Reg. § 1.409A-1(b)(5)(iii)(E) and § 1.409A-1(h)(3)), the phrase "at least 20%" shall be substituted in each place "at least 80%" appears as described above with respect to both a controlled group of corporations and a group of trades or business under common control.

          "Target Amount" means a target Award under this Plan if the relevant Performance Measure is fully (100%) attained, as determined by the Committee.

2009 Proxy Statement            A-5

          "Target Vesting Percentage" means the percentage of performance-based Restricted Units or Shares of Restricted Stock that will vest if the Performance Measure is fully (100%) attained, as determined by the Committee.

          "Termination of Directorship" means the date of cessation of a Director's membership on the Board for any reason, with or without Cause, as determined by the Company.

          "Termination of Employment" means the date of cessation of an Employee's employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company.

          "Unit" means, for purposes of Performance Units, the potential right to an Award equal to a specified amount denominated in such form as is deemed appropriate in the discretion of the Committee and, for purposes of Restricted Units or Deferred Stock Units, the potential right to acquire one Share.

ARTICLE III
ADMINISTRATION

        3.1    Committee.    The Plan will be administered by the Committee.

        3.2    Authority of the Committee.    The Committee or, to the extent required by applicable law, the Board, will have the authority, in its sole and absolute discretion and subject to the terms of the Plan, to:

          (a)   Interpret and administer the Plan and any instrument or agreement relating to the Plan;

          (b)   Prescribe the rules and regulations that it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan;

          (c)   Select Employees to receive Awards under the Plan;

          (d)   Determine the form of an Award, the number of Shares subject to each Award, all the terms and conditions of an Award, including, without limitation, the conditions on exercise or vesting, the designation of Stock Options as Incentive Stock Options or Nonqualified Stock Options, and the circumstances in which an Award may be settled in cash or Shares or may be cancelled, forfeited or suspended, and the terms of the Award Certificate;

          (e)   Determine whether Awards will be granted singly, in combination or in tandem;

          (f)    Establish and interpret Performance Measures in connection with Short-Term Performance Bonuses and Long-Term Performance Awards, evaluate the level of performance over a Performance Cycle and certify the level of performance attained with respect to Performance Measures;

          (g)   Except as provided in Section 6.1, waive or amend any terms, conditions, restriction or limitation on an Award, except that the prohibition on the repricing of Stock Options and Stock Appreciation Rights, as described in Section 4.3(g), may not be waived and further provided that any such waiver or amendment shall either comply with the requirements of Section 409A or preserve any exemption from the application of Code Section 409A;

          (h)   Make any adjustments to the Plan (including but not limited to adjustment of the number of Shares available under the Plan or any Award) and any Award granted under the Plan as may be appropriate pursuant to Sections 5.3 and 5.4;

A-6            2009 Proxy Statement

          (i)    Determine and set forth in the applicable Award Certificate the circumstances under which Awards may be deferred and the extent to which a deferral will be credited with Dividend Equivalents and interest thereon;

          (j)    Determine whether a Nonqualified Stock Option or Restricted Share may be transferable to family members, a family trust or a family partnership;

          (k)   Establish any subplans and make any modifications to the Plan or to Awards made hereunder (including the establishment of terms and conditions not otherwise inconsistent with the terms of the Plan) that the Committee may determine to be necessary or advisable for grants made in countries outside the United States to comply with, or to achieve favorable tax treatment under, applicable foreign laws or regulations;

          (l)    Appoint such agents as it shall deem appropriate for proper administration of the Plan; and

          (m)  Take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

        3.3    Effect of Determinations.    All determinations of the Committee will be final, binding and conclusive on all persons having an interest in the Plan.

        3.4    Delegation of Authority.    The Board or, if permitted under applicable corporate law, the Committee, in its discretion and consistent with applicable law and regulations, may delegate to the Chief Executive Officer of the Company or any other officer or group of officers as it deems to be advisable, the authority to select Employees to receive an Award and to determine the number of Shares under any such Award, subject to any terms and conditions that the Board or the Committee may establish. When the Board or the Committee delegates authority pursuant to the foregoing sentence, it will limit, in its discretion, the number of Shares or aggregate value that may be subject to Awards that the delegate may grant. Only the Committee will have authority to grant and administer Awards to Directors, Key Employees and other Reporting Persons or to delegates of the Committee, and to establish and certify Performance Measures. Should the Chief Executive Officer of the Company or any other officer or group of officers act under such delegation, he, she, or they shall report the nature and scope of such Awards granted under such delegation to the Board, or the Committee, whichever has delegated such authority, at the next regularly scheduled meeting of the Board or the Committee, as the case may be.

        3.5    Employment of Advisors.    The Committee may employ attorneys, consultants, accountants and other advisors, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors so employed.

        3.6    No Liability.    No member of the Committee or any person acting as a delegate of the Committee with respect to the Plan will be liable for any losses resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE IV
AWARDS

        4.1    Eligibility.    All Participants and Employees are eligible to be designated to receive Awards granted under the Plan, except as otherwise provided in this Article IV.

        4.2    Form of Awards.    Awards will be in the form determined by the Committee, in its discretion, and will be evidenced by an Award Certificate. Awards may be granted singly or in combination or in tandem with other Awards.

2009 Proxy Statement            A-7

        4.3    Stock Options and Stock Appreciation Rights.    The Committee may grant Stock Options and Stock Appreciation Rights under the Plan to those Employees whom the Committee may from time to time select, in the amounts and pursuant to the other terms and conditions that the Committee, in its discretion, may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Form.    Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be in the form of Incentive Stock Options, Nonqualified Stock Options or a combination of the two. If an Incentive Stock Option and a Nonqualified Stock Option are granted to the same Participant under the Plan at the same time, the form of each will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Award affect the right to exercise the other Award. Stock Appreciation Rights may be granted either alone or in connection with concurrently or previously granted Nonqualified Stock Options.

          (b)    Exercise Price.    The Committee will set the Exercise Price of Fair Market Value Stock Options or Stock Appreciation Rights granted under the Plan at a price that is equal to the Fair Market Value of a Share on the date of grant, subject to adjustment as provided in Sections 5.3 and 5.4. The Committee will set the Exercise Price of Premium-Priced Stock Options at a price that is higher than the Fair Market Value of a Share as of the date of grant, provided that such price is no higher than 150 percent of such Fair Market Value. The Exercise Price of Incentive Stock Options will be equal to or greater than 110 percent of the Fair Market Value of a Share as of the date of grant if the Participant receiving the Stock Options owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, as defined in Code Section 424. The Exercise Price of a Stock Appreciation Right granted in tandem with a Stock Option will equal the Exercise Price of the related Stock Option. The Committee will set forth the Exercise Price of a Stock Option or Stock Appreciation Right in the Award Certificate. Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be Fair Market Value Stock Options, Premium-Priced Stock Options or a combination of Fair Market Value Stock Options and Premium-Priced Stock Options.

          (c)    Term and Timing of Exercise.    Each Stock Option or Stock Appreciation Right granted under the Plan will be exercisable in whole or in part, subject to the following conditions, unless determined otherwise by the Committee:

            (i)    The Committee will determine and set forth in the Award Certificate the date on which any Award of Stock Options or Stock Appreciation Rights to a Participant may first be exercised. Unless the applicable Award Certificate provides otherwise, a Stock Option or Stock Appreciation Right will become exercisable in equal annual installments over a period of four years beginning immediately after the date on which the Stock Option or Stock Appreciation Right was granted, and will lapse 10 years after the date of grant, except as otherwise provided herein.

            (ii)   Unless the applicable Award Certificate provides otherwise, upon the death, Disability or Normal Retirement of a Participant who has outstanding Stock Options or Stock Appreciation Rights, the unvested Stock Options or Stock Appreciation Rights will vest. Unless the applicable Award Certificate provides otherwise, the Participant's Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three years after the date on which the Participant dies, incurs a Disability or incurs a Normal Retirement.

            (iii)  Unless the applicable Award Certificate provides otherwise, upon the Termination of Employment of a Participant for any reason other than the Participant's death, Disability or Normal Retirement or due to a Change in Control, if the Participant has attained age 55, and

A-8            2009 Proxy Statement

    the sum of the Participant's age and years of service with the Company is 60 or higher, a pro rata portion of the Participant's Stock Options and Stock Appreciation Rights will vest so that the total number of vested Stock Options or Stock Appreciation Rights held by the Participant at Termination of Employment (including those that have already vested as of such date) will be equal to (A) the total number of Stock Options or Stock Appreciation Rights originally granted to the Participant under each Award multiplied by (ii) a fraction, the numerator of which is the period of time (in whole months) that have elapsed since the date of grant, and the denominator of which is four years (or such other applicable vesting term as is set forth in the Award Certificate). Unless the Award Certificate provides otherwise, such Participant's Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three years after the date of Termination of Employment.

            (iv)  Upon the Termination of Employment of a Participant that does not meet the requirements of paragraphs (ii) or (iii) above, any unvested Stock Options or Stock Appreciation Rights will be forfeited unless the Award Certificate provides otherwise. Any Stock Options or Stock Appreciation Rights that are vested as of such Termination of Employment will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is six months after the date of such Termination of Employment, unless the Award Certificate provides otherwise.

            (v)   Stock Options and Stock Appreciation Rights of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise the Stock Options or Stock Appreciation Rights by the Participant's will or by operation of law. If a Stock Option or Stock Appreciation Right is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver Shares or cash until the Company is satisfied that the person exercising the Stock Option or Stock Appreciation Right is the duly appointed executor or administrator of the deceased Participant or the person to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or by applicable laws of descent and distribution.

            (vi)  A Stock Appreciation Right granted in tandem with a Stock Option is subject to the same terms and conditions as the related Stock Option and will be exercisable only to the extent that the related Stock Option is exercisable.

          (d)    Payment of Exercise Price.    The Exercise Price of a Stock Option must be paid in full when the Stock Option is exercised. Stock certificates will be registered and delivered only upon receipt of payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. The Committee, in its discretion may also allow payment to be made by any of the following methods, as set forth in the Award Certificate:

            (i)    Delivering a properly executed exercise notice to the Company or its agent, together with irrevocable instructions to a broker to deliver to the Company, within the typical settlement cycle for the sale of equity securities on the relevant trading market (or otherwise in accordance with the provisions of Regulation T issued by the Federal Reserve Board), the amount of sale proceeds with respect to the portion of the Shares to be acquired having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

            (ii)   Tendering (actually or by attestation) to the Company previously acquired Shares that have been held by the Participant for at least six months, subject to paragraph (iv), and that

2009 Proxy Statement            A-9

    have a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid, provided that the Board has specifically approved the repurchase of such Shares (unless such approval is not required by the terms of the bye-laws of the Company) and the Committee has determined that, as of the date of repurchase, the Company is, and after the repurchase will continue to be, able to pay its liabilities as they become due; or

            (iii)  Provided such payment method has been expressly authorized by the Board or the Committee in advance and subject to any requirements of applicable law and regulations, instructing the Company to reduce the number of Shares that would otherwise be issued by such number of Shares as have in the aggregate a Fair Market Value on the date of exercise equal to the applicable portion of the Exercise Price being so paid.

            (iv)  The Committee, in consideration of applicable accounting standards, may waive any holding period on Shares required to tender pursuant to clause (ii).

          (e)    Incentive Stock Options.    Incentive Stock Options granted under the Plan will be subject to the following additional conditions, limitations and restrictions:

            (i)    Eligibility.    Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary that is a subsidiary of the Company within the meaning of Code Section 424.

            (ii)    Timing of Grant.    No Incentive Stock Option will be granted under the Plan after the 10-year anniversary of the date on which the Plan is adopted by the Board or, if earlier, the date on which the Plan is approved by the Company's stockholders.

            (iii)    Amount of Award.    Subject to Sections 5.3 and 5.4 of the Plan, no more than 10 million Shares may be available for grant in the form of Incentive Stock Options. The aggregate Fair Market Value (as of the date of grant) of the Shares with respect to which the Incentive Stock Options awarded to any Employee first become exercisable during any calendar year may not exceed $100,000 (U.S.). For purposes of this $100,000 (U.S.) limit, the Employee's Incentive Stock Options under this Plan and all other plans maintained by the Company and its Subsidiaries will be aggregated. To the extent any Incentive Stock Option would exceed the $100,000 (U.S.) limit, the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option to the extent required by the Code and underlying regulations and rulings.

            (iv)    Timing of Exercise.    If the Committee exercises its discretion in the Award Certificate to permit an Incentive Stock Option to be exercised by a Participant more than three months after the Participant has ceased being an Employee (or more than 12 months if the Participant is permanently and totally disabled, within the meaning of Code Section 22(e)), the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option to the extent required by the Code and underlying regulations and rulings. For purposes of this paragraph (iv), an Employee's employment relationship will be treated as continuing intact while the Employee is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 days, or a longer period to the extent that the Employee's right to reemployment with the Company or a Subsidiary is guaranteed by statute or by contract. If the period of leave exceeds 90 days and the Employee's right to reemployment is not guaranteed by statute or contract, the employment relationship will be deemed to have ceased on the 91st day of the leave.

            (v)    Transfer Restrictions.    In no event will the Committee permit an Incentive Stock Option to be transferred by an Employee other than by will or the laws of descent and

A-10            2009 Proxy Statement

    distribution, and any Incentive Stock Option awarded under this Plan will be exercisable only by the Employee during the Employee's lifetime.

          (f)    Exercise of Stock Appreciation Rights.    Upon exercise of a Participant's Stock Appreciation Rights, the Company will pay cash or Shares or a combination of cash and Shares, in the discretion of the Committee and as described in the Award Certificate. Cash payments will be equal to the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price, for each Share for which a Stock Appreciation Right was exercised. If Shares are paid for the Stock Appreciation Right, the Participant will receive a number of whole Shares equal to the quotient of the cash payment amount divided by the Fair Market Value of a Share on the date of exercise.

          (g)    No Repricing.    Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Stock Options or Stock Appreciation Rights or to cancel outstanding Stock Options or Stock Appreciation rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights without shareholder approval.

        4.4    Short-Term Performance Bonuses.    The Committee may grant Short-Term Performance Bonuses under the Plan in the form of cash or Shares to the Reporting Persons that the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Performance Cycles.    Short-Term Performance Bonuses will be awarded in connection with a 12-month Performance Cycle, which will be the fiscal year of the Company.

          (b)    Eligible Participants.    Within 90 days after the commencement of a Performance Cycle, or such shorter period as complies with the applicable requirements of Code Section 162(m) and applicable regulations thereunder, the Committee will determine the Reporting Persons who will be eligible to receive a Short-Term Performance Bonus under the Plan.

          (c)    Performance Measures; Targets; Award Criteria.

            (i)    Within 90 days after the commencement of a Performance Cycle, or such shorter or longer period as complies with the applicable requirements of Code Section 162(m) and applicable regulations thereunder, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) the Target Amount payable to each Participant; and (C) subject to subsection (d) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Short-Term Performance Bonus will be paid and the percentage of the Target Amount that will become payable upon attainment of various levels of performance that equal or exceed the minimum required level.

            (ii)   The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

            (iii)  The Committee, in its discretion, may, on a case-by-case basis, reduce, but not increase, the amount payable to any Reporting Person with respect to any given Performance

2009 Proxy Statement            A-11

    Cycle, provided, however, that no such reduction will result in an increase in the amount payable under any Short-Term Performance Bonus of any Key Employee.

          (d)    Payment, Certification.    No Short-Term Performance Bonus will vest with respect to any Reporting Person until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. In applying Performance Measures, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Sections 5.3 and 5.4 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days or such shorter period as complies with the applicable requirements of Code Section 162(m) and applicable regulations thereunder, after the commencement of any applicable Performance Cycle to exclude other items, each determined in accordance with GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

          (e)    Form of Payment.    Short-Term Performance Bonuses will be paid in cash or Shares. All such Performance Bonuses shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company's fiscal year) in which such Performance Bonuses are no longer subject to a substantial risk of forfeiture (as determined for purposes of Code Section 409A), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement, in which case the terms of such arrangement shall govern.

          (f)    Code Section 162(m).    It is the intent of the Company that Short-Term Performance Bonuses be "performance-based compensation" for purposes of Code Section 162(m), that this Section 4.4 be interpreted in a manner that satisfies the applicable requirements of Code Section 162(m)(C) and related regulations, and that the Plan be operated so that the Company may take a full tax deduction for Short-Term Performance Bonuses. If any provision of this Plan or any Short-Term Performance Bonus would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

          (g)    Acceleration.    Each Participant who has been granted a Short-Term Performance Bonus that is outstanding as of the date of a Change in Control will be deemed to have achieved a level of performance, as of the date of Change in Control, that would cause all (100%) of the Participant's Target Amount to become payable.

        4.5    Long-Term Performance Awards.    The Committee may grant Long-Term Performance Awards under the Plan in the form of Performance Units, Restricted Units or Restricted Stock to any Reporting Person who the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Performance Cycles.    Long-Term Performance Awards will be awarded in connection with a Performance Cycle, as determined by the Committee in its discretion, provided, however, that a Performance Cycle may be no shorter than 12 months and no longer than 5 years.

          (b)    Eligible Participants.    Within 90 days after the commencement of a Performance Cycle, the Committee will determine the Reporting Persons who will be eligible to receive a Long-Term Performance Award for the Performance Cycle, provided that the Committee may determine the eligibility of any Reporting Person other than a Key Employee after the expiration of this 90-day or longer period.

A-12            2009 Proxy Statement

          (c)    Performance Measures; Targets; Award Criteria.

            (i)    Within 90 days after the commencement of a Performance Cycle, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) with respect to Performance Units, the Target Amount payable to each Participant; (C) with respect to Restricted Units and Restricted Stock, the Target Vesting Percentage for each Participant; and (D) subject to subsection (d) below, the criteria for computing the amount that will be paid or will vest with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Long-Term Performance Award will be paid or vest, and the percentage of Performance Units that will become payable and the percentage of performance-based Restricted Units or Shares of Restricted Stock that will vest upon attainment of various levels of performance that equal or exceed the minimum required level.

            (ii)   The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

            (iii)  The Committee, in its discretion, may, on a case-by-case basis, reduce, but not increase, the amount of Long-Term Performance Awards payable to any Reporting Person with respect to any given Performance Cycle, provided, however, that no reduction will result in an increase in the dollar amount or number of Shares payable under any Long-Term Performance Award of a Key Employee.

          (d)    Payment, Certification.    No Long-Term Performance Award will vest with respect to any Reporting Person until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. Long-Term Performance Awards awarded to Reporting Persons who are not Key Employees will be based on the Performance Measures and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Measures and formulas may be the same as or different than the Performance Measures and formulas that apply to Key Employees.

          In applying Performance Measures, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Sections 5.3 and 5.4) and the cumulative effect of changes in the law, regulations or accounting rules, and may determine no later than ninety (90) days after the commencement of any applicable Performance Cycle or such shorter or longer period as complies with the applicable requirements of Code Section 162(m) and applicable regulations thereunder to exclude other items, each determined in accordance with GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

          (e)    Form of Payment.    Long-Term Performance Awards in the form of Performance Units may be paid in cash or full Shares, in the discretion of the Committee, and as set forth in the Award Certificate. Performance-based Restricted Units and Restricted Stock will be paid in full Shares. Payment with respect to any fractional Share will be in cash in an amount based on the Fair Market Value of the Share as of the date the Performance Unit becomes payable. All such Long-Term Performance Awards shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company's fiscal year) in which such Long-Term Performance Awards are no longer subject to a substantial risk of forfeiture (as determined for purposes of Code Section 409A), except as otherwise provided in the applicable Award Certificate or to the extent that a Participant has elected to defer payment under

2009 Proxy Statement            A-13

  the terms of a duly authorized deferred compensation arrangement, in which case the terms of such arrangement shall govern.

          (f)    Code Section 162(m).    It is the intent of the Company that Long-Term Performance Awards be "performance-based compensation" for purposes of Code Section 162(m), that this Section 4.5 be interpreted in a manner that satisfies the applicable requirements of Code Section 162(m)(C) and related regulations, and that the Plan be operated so that the Company may take a full tax deduction for Long-Term Performance Awards. If any provision of this Plan or any Long-Term Performance Award would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

          (g)    Retirement.    If a Participant would be entitled to a Long-Term Performance Award but for the fact that the Participant's employment with the Company terminated prior to the end of the Performance Cycle, the Participant may, in the Committee's discretion, receive a Long-Term Performance Award, prorated for the portion of the Performance Cycle that the Participant completed and payable at the same time after the end of the Performance Cycle that payments to other Long-Term Performance Award recipients are made, if the sum of the Participant's age and years of service with the Company was 60 or higher at the time of Termination of Employment or if the Participant retired under a Normal Retirement. The prorated amount of any such Long-Term Performance Award paid due to retirement shall be determined based upon the actual performance achieved during the performance period relative to the pre-established goals for such performance.

        4.6    Other Stock-Based Awards.    The Committee may, from time to time, grant Awards (other than Stock Options, Stock Appreciation Rights, Short-Term Performance Bonuses or Long-Term Performance Awards) to any Employee who the Committee may from time to time select, which Awards consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise related to, Shares. These Awards may include, among other forms, Restricted Stock, Restricted Units, or Deferred Stock Units. The Committee will determine, in its discretion, the terms and conditions that will apply to Awards granted pursuant to this Section 4.6, which terms and conditions will be set forth in the applicable Award Certificate.

          (a)    Vesting.    Unless the Award Certificate provides otherwise, restrictions on Stock-Based Awards granted under this Section 4.6 will lapse in equal annual installments over a period of four years beginning immediately after the date of grant. If the restrictions on Stock-Based Awards have not lapsed or been satisfied as of the Participant's Termination of Employment, the Shares will be forfeited by the Participant if the termination is for any reason other than the Normal Retirement, death or Disability of the Participant or a Change in Control, except that the Award will vest pro rata with respect to the portion of the four-year vesting term (or such other vesting term as is set forth in the Award Certificate) that the Participant has completed if the Participant has attained age 55, the sum of the Participant's age and years of service with the Company is 60 or higher and the Participant has satisfied all other applicable conditions established by the Committee with respect to such pro rata vesting. Unless the Award Certificate provides otherwise, all restrictions on Stock-Based Awards granted pursuant to this Section 4.6 will lapse upon the Normal Retirement, death or Disability of the Participant or a Change in Control Termination.

          (b)    Grant of Restricted Stock.    The Committee may grant Restricted Stock to any Employee, which Shares will be registered in the name of the Participant and held for the Participant by the Company. The Participant will have all rights of a stockholder with respect to the Shares, including the right to vote and to receive dividends or other distributions, except that the Shares may be subject to a vesting schedule and will be forfeited if the Participant attempts to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares before the restrictions are satisfied or lapse.

A-14            2009 Proxy Statement

          (c)    Grant of Restricted Units.    The Committee may grant Restricted Units to any Employee, which Units will be paid in cash or whole Shares or a combination of cash and Shares, in the discretion of the Committee, when the restrictions on the Units lapse and any other conditions set forth in the Award Certificate have been satisfied. For each Restricted Unit that vests, one Share will be paid or an amount in cash equal to the Fair Market Value of a Share as of the date on which the Restricted Unit vests.

          (d)    Grant of Deferred Stock Units.    The Committee may grant Deferred Stock Units to any Employee, which Units will be paid in whole Shares upon the Employee's Termination of Employment if the restrictions on the Units have lapsed. One Share will be paid for each Deferred Stock Unit that becomes payable.

          (e)    Dividends and Dividend Equivalents.    At the discretion of the Committee and as set forth in the applicable Award Certificate, dividends issued on Shares may be paid immediately or withheld and deferred in the Participant's account. In the event of a payment of dividends on Common Stock, the Committee may credit Restricted Units with Dividend Equivalents in accordance with terms and conditions established in the discretion of the Committee. Dividend Equivalents will be subject to such vesting terms as are determined by the Committee and may be distributed immediately or withheld and deferred in the Participant's account as determined by the Committee and set forth in the applicable Award Certificate. Deferred Stock Units may, in the discretion of the Committee and as set forth in the Award Certificate, be credited with Dividend Equivalents or additional Deferred Stock Units. The number of any Deferred Stock Units credited to a Participant's account upon the payment of a dividend will be equal to the quotient produced by dividing the cash value of the dividend by the Fair Market Value of one Share as of the date the dividend is paid. The Committee will determine any terms and conditions on deferral of a dividend or Dividend Equivalent, including the rate of interest to be credited on deferral and whether interest will be compounded.

        4.7    Director Awards.

          (a)   As of the first day following the annual general meeting of shareholders, the Committee will grant Deferred Stock Units, Shares, Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, or any combination thereof, to each Director in such an amount as the Board, in its discretion, may approve in advance, provided that the aggregate Fair Market Value of the Shares underlying the Deferred Stock Units, Shares, Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, or any combination thereof, granted to any Director in a year may not exceed $200,000 (U.S.) determined as of the date of grant. Each such Deferred Stock Unit, Share, Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Unit, or any combination thereof will vest as determined by the Committee and set forth in the Award Certificate and for Awards other than Stock Options will be paid in Shares within 30 days following the recipient's Termination of Directorship. Dividend Equivalents or additional Deferred Stock Units, Shares, Stock Appreciation Rights, Restricted Stock, Restricted Units, or any combination thereof, will be credited to each Director's account when dividends are paid on Common Stock to the shareholders, and will be paid to the Director at the same time that the Deferred Stock Units, Shares, Stock Appreciation Rights, Restricted Stock, Restricted Units, or any combination thereof, are paid to the Director.

          (b)   The Committee may, in its discretion, grant Stock Options, Stock Appreciation Rights and other Stock-Based Awards to Directors, provided that in no event may a Director in any fiscal year be granted more than 10,000 Shares pursuant to such Awards, excluding awards made under Section 4.7(a), in whatever form.

        4.8    Substitute Awards.    The Committee may make Awards under the Plan to Acquired Grantees through the assumption of, or in substitution for, outstanding stock-based awards previously granted to

2009 Proxy Statement            A-15

such Acquired Grantees. Such assumed or substituted Awards will be subject to the terms and conditions of the original awards made by the Acquired Company, with such adjustments therein as the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the Acquired Company, provided that any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensures that such awards continue to be exempt from Code Section 409A and provided that any adjustment to Awards that are subject to Code Section 409A is in compliance with Code Section 409A and the regulations and rulings thereunder. Any grant of Incentive Stock Options pursuant to this Section 4.8 will be made in accordance with Code Section 424 and any final regulations published thereunder.

        4.9    Limit on Individual Grants.    Subject to Sections 5.1, 5.3 and 5.4, no Employee may be granted more than 6 million Shares over any calendar year pursuant to Awards of Stock Options, Stock Appreciation Rights and performance-based Restricted Stock and Restricted Units, except that an incentive Award of no more than 10 million Shares may be made pursuant to Stock Options, Stock Appreciation Rights and performance-based Restricted Stock and Restricted Units to any person who has been hired within the calendar year as a Reporting Person. The maximum amount that may be paid in cash or Shares pursuant to Short-Term Performance Bonuses or Long-Term Performance Awards paid in Performance Units to any one Employee is $5 million (U.S.) for any Performance Cycle of 12 months. For any longer Performance Cycle, this maximum will be adjusted proportionally so that the amount paid in cash or Shares pursuant to Short-Term Performance Bonuses or Long-Term Performance Awards paid in Performance Units to any one Employee relating to a Performance Cycle of more than 12 months is prorated among the number of periods of 12 months included within the Performance Cycle for purposes of this section in determining the application of the $5 million limitation for any 12-month Performance Cycle.

        4.10    Termination for Cause.    Notwithstanding anything to the contrary herein, if a Participant incurs a Termination of Directorship or Termination of Employment for Cause, then all Stock Options, Stock Appreciation Rights, Short-Term Performance Bonuses, Long-Term Performance Awards, Restricted Units, Restricted Stock and other Stock-Based Awards will immediately be cancelled. The exercise of any Stock Option or Stock Appreciation Right or the payment of any Award may be delayed, in the Committee's discretion, in the event that a potential termination for Cause is pending, subject to ensuring an exemption from or compliance with Code Section 409A and the underlying regulations and rulings.

ARTICLE V
SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

        5.1    Shares Available.    The Shares issuable under the Plan will be authorized but unissued Shares, and, to the extent permissible under applicable law, Shares acquired by the Company, any Subsidiary or any other person or entity designated by the Company. The total number of Shares with respect to which Awards may be issued under the Plan may equal, but may not exceed, 160 million Shares, and subject to adjustment in accordance with Sections 5.3 and 5.4; provided that when Shares are issued pursuant to a grant of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or as payment of a Short-Term Performance Bonus or Long-Term Performance Award or other Stock-Based Award, the total number of Shares remaining available for grant will be decreased by a margin of at least 1.8 per Share issued. No more than 10 million Shares of the total Shares issuable under the Plan may be available for grant in the form of Incentive Stock Options.

        5.2    Counting Rules.    The following Shares related to Awards under this Plan may again be available for issuance under the Plan, in addition to the Shares described in Section 5.1:

          (a)   Shares related to Awards paid in cash;

A-16            2009 Proxy Statement

          (b)   Shares related to Awards that expire, are forfeited or cancelled, or terminate for any other reason without issuance of Shares;

          (c)   Shares that are tendered or withheld in payment of all or part of the Exercise Price of a Stock Option awarded under this Plan, or in satisfaction of withholding tax obligations arising under this Plan;

          (d)   Any Shares issued in connection with Awards that are assumed, converted or substituted as a result of the acquisition of an Acquired Company by the Company or a combination of the Company with another company; and

          (e)   Any Shares of Restricted Stock that are returned to the Company upon a Participant's Termination of Employment.

        5.3    Adjustments.    In the event of a change in the outstanding Shares by reason of a stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensure that such awards continue to be exempt from Code Section 409A and provided that any adjustment to Awards that are subject to Code Section 409A is in compliance with Code Section 409A and the regulations and rulings thereunder. Any adjustment made by the Committee under this Section 5.3 will be conclusive and binding for all purposes under the Plan.

        5.4    Change in Control.

          (a)   Acceleration.    All outstanding Stock Options and Stock Appreciation Rights will become exercisable as of the later of the effective date of a Change in Control or a Change in Control Termination for any Employee whose employment is terminated by means of a Change in Control Termination if the Awards are not otherwise vested, and all conditions will be waived with respect to outstanding Restricted Stock and Restricted Units (other than Long-Term Performance Awards) and Deferred Stock Units in such case. Each Participant who has been granted a Long-Term Performance Award that is outstanding as of the date of Change in Control, and whose employment is terminated by means of a Change in Control Termination, will be deemed to have achieved a level of performance, as of later of the date of the Change in Control or the Change in Control Termination, that would cause all (100%) of the Participant's Target Amounts to become payable and all restrictions on the Participant's Restricted Units and Shares of Restricted Stock to lapse.

          (b)   Adjustment, Conversion and Payment.    In addition to the foregoing, no later than 90 days after the date of Change in Control, the Committee (as constituted prior to the date of Change in Control) shall provide for the following actions to apply to each Award that is outstanding as of the date of Change in Control: (i) an adjustment to such Award as the Committee deems appropriate to reflect such Change in Control, (ii) the acquisition of such Award, or substitution of a new right therefor, by the acquiring or surviving corporation after such Change in Control, or (iii) the purchase of such Award, at the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise or redemption of such Award immediately prior to the Change in Control had such Award been exercisable or payable at such time; provided, that in the case of any Award that constitutes deferred compensation that is subject to Code Section 409A(a)(2), any action contemplated herein which would constitute an accelerated payment of such Award shall occur on a date specified in the applicable Award Certificate, which date shall be no later than ninety (90) days after the Change in Control. Any payment made

2009 Proxy Statement            A-17

  pursuant to this Section 5.4(b) shall include the value of any Dividend Equivalents credited with respect to such Award and accrued interest on such Dividend Equivalents. The Committee may specify how an Award will be treated in the event of a Change in Control either when the Award is granted or at any time thereafter, except as otherwise provided herein.

        5.5    Fractional Shares.    No fractional Shares will be issued under the Plan. Except as otherwise provided in Section 4.5(e), if a Participant acquires the right to receive a fractional Share under the Plan, the Participant will receive, in lieu of the fractional Share, a full Share as of the date of settlement.

ARTICLE VI
AMENDMENT AND TERMINATION

        6.1    Amendment.    The Plan may be amended at any time and from time to time by the Board without the approval of stockholders of the Company, except that no material revision to the terms of the Plan will be effective until the amendment is approved by the stockholders of the Company. A revision is "material" for this purpose if, among other changes, it materially increases the number of Shares that may be issued under the Plan (other than an increase pursuant to Sections 5.3 and 5.4 of the Plan), expands the types of Awards available under the Plan, materially expands the class of persons eligible to receive Awards under the Plan, materially extends the term of the Plan, materially decreases the Exercise Price at which Stock Options or Stock Appreciation Rights may be granted, reduces the Exercise Price of outstanding Stock Options or Stock Appreciation Rights, or results in the replacement of outstanding Stock Options and Stock Appreciation Rights with new Awards that have an Exercise Price that is lower than the Exercise Price of the replaced Stock Options and Stock Appreciation Rights. The Board may, in its discretion, increase the maximum dollar amount of Deferred Stock Units that may be granted to a Director in any fiscal year and the maximum number of Shares that may be granted to a Director in any fiscal year pursuant to Stock Options, Stock Appreciation Rights and other Stock-Based Awards. No amendment of the Plan or any outstanding Award made without the Participant's written consent may adversely affect any right of a Participant with respect to an outstanding Award.

        6.2    Termination.    The Plan will terminate upon the earlier of the following dates or events to occur:

          (a)   the adoption of a resolution of the Board terminating the Plan; or

          (b)   the day before the 10th anniversary of the adoption of the Plan by the Company's shareholders as described in Section 1.2.

No Awards will be granted under this Plan after it has terminated. The termination of the Plan, however, will not alter or impair any of the rights or obligations of any person under any Award previously granted under the Plan without such person's consent. After the termination of the Plan, any previously granted Awards will remain in effect and will continue to be governed by the terms of the Plan and the applicable Award Certificate.

ARTICLE VII
GENERAL PROVISIONS

        7.1    Nontransferability of Awards.    No Award under the Plan will be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except as provided below.

          (a)   Any Award may be transferred by will or by the laws of descent or distribution.

          (b)   The Committee may provide in the applicable Award Certificate that all or any part of a Nonqualified Option or Shares of Restricted Stock may, subject to the prior written consent of the

A-18            2009 Proxy Statement

  Committee, be transferred to a family member. For purposes of this subsection (b), "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

          Any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Certificate. The Participant or the Participant's estate will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority. The Committee may, in its discretion, disallow all or a part of any transfer of an Award pursuant to this subsection (b) unless and until the Participant makes arrangements satisfactory to the Committee for the payment of any withholding tax. The Participant must immediately notify the Committee, in the form and manner required by the Committee, of any proposed transfer of an Award pursuant to this subsection (b). No transfer will be effective until the Committee consents to the transfer in writing.

          (c)   Except as otherwise provided in the applicable Award Certificate, any Nonqualified Stock Option transferred by a Participant pursuant to this subsection (c) may be exercised by the transferee only to the extent that the Award would have been exercisable by the Participant had no transfer occurred. The transfer of Shares upon exercise of the Award will be conditioned on the payment of any withholding tax.

          (d)   Restricted Stock may be freely transferred after the restrictions lapse or are satisfied and the Shares are delivered, provided, however, that Restricted Stock awarded to an affiliate of the Company may be transferred only pursuant to Rule 144 under the Securities Act, or pursuant to an effective registration for resale under the Securities Act. For purposes of this subsection (d), "affiliate" will have the meaning assigned to that term under Rule 144.

          (e)   In no event may a Participant transfer an Incentive Stock Option other than by will or the laws of descent and distribution.

        7.2    Withholding of Taxes.    The Committee, in its discretion, may satisfy a Participant's tax withholding obligations by any of the following methods or any method as it determines to be in accordance with the laws of the jurisdiction in which the Participant resides, has domicile or performs services.

          (a)   Stock Options and Stock Appreciation Rights.    As a condition to the delivery of Shares pursuant to the exercise of a Stock Option or Stock Appreciation Right, the Committee may require that the Participant, at the time of exercise, pay to the Company by cash, certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may also, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.3(d).

          (b)   Other Awards Payable in Shares.    The Participant shall satisfy the Participant's tax withholding obligations arising in connection with the release of restrictions on Restricted Units, Restricted Stock and other Stock-Based Awards by payment to the Company in cash or by certified check, bank draft, wire transfer or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. However, subject to any requirements of applicable law, the Company may also satisfy the Participant's tax withholding obligations by other methods, including selling or withholding Shares that would otherwise be

2009 Proxy Statement            A-19

  available for delivery, provided that the Board or the Committee has specifically approved such payment method in advance.

          (c)   Cash Awards.    The Company may satisfy a Participant's tax withholding obligation arising in connection with the payment of any Award in cash by withholding cash from such payment.

        7.3    Special Forfeiture Provision.    The Committee may, in its discretion, provide in an Award Certificate that the Participant may not, within two years of the Participant's Termination of Employment with the Company, enter into any employment or consultation arrangement (including service as an agent, partner, stockholder, consultant, officer or director) with any entity or person engaged in any business in which the Company or any Subsidiary is engaged without prior written approval of the Committee if, in the sole judgment of the Committee, the business is competitive with the Company or any Subsidiary or business unit or such employment or consultation arrangement would present a risk that the Participant would likely disclose Company proprietary information (as determined by the Committee). If the Committee makes a determination that this prohibition has been violated, the Participant (i) will forfeit all rights under any outstanding Stock Option or Stock Appreciation Right that was granted subject to the Award Certificate and will return to the Company the amount of any profit realized upon an exercise of all Awards during the period, as the Committee determines and sets forth in the Award Certificate, beginning no earlier than six months prior to the Participant's Termination of Employment, and (ii) will forfeit and return to the Company any Short-Term Performance Bonuses, Performance Units, Shares of Restricted Stock, Restricted Units (including any credited Dividend Equivalents), Deferred Stock Units, and other Stock-Based Awards that are outstanding on the date of the Participant's Termination of Employment, subject to the Award Certificate, and have not vested or that became vested and remain subject to this Section 7.3 during a period, as the Committee determines and sets forth in the Award Certificate, beginning no earlier than six months prior to the Participant's Termination of Employment.

        7.4    No Implied Rights.    The establishment and operation of the Plan, including the eligibility of a Participant to participate in the Plan, will not be construed as conferring any legal or other right upon any Director for any continuation of directorship or any Employee for the continuation of employment through the end of any Performance Cycle or other period. The Company expressly reserves the right, which may be exercised at any time and in the Company's sole discretion, to discharge any individual or treat him or her without regard to the effect that discharge might have upon him or her as a Participant in the Plan.

        7.5    No Obligation to Exercise Awards.    The grant of a Stock Option or Stock Appreciation Right will impose no obligation upon the Participant to exercise the Award.

        7.6    No Rights as Stockholders.    A Participant who is granted an Award under the Plan will have no rights as a stockholder of the Company with respect to the Award unless and until certificates for the Shares underlying the Award are registered in the Participant's name and (other than in the case of Restricted Stock) delivered to the Participant. The right of any Participant to receive an Award by virtue of participation in the Plan will be no greater than the right of any unsecured general creditor of the Company.

        7.7    Indemnification of Committee.    The Company will indemnify, to the fullest extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that the person, or the executor or administrator of the person's estate, is or was a member of the Committee or a delegate of the Committee.

        7.8    No Required Segregation of Assets.    Neither the Company nor any Subsidiary will be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

        7.9    Nature of Payments.    All Awards made pursuant to the Plan are in consideration of services for the Company or a Subsidiary. Any gain realized pursuant to Awards under the Plan constitutes a

A-20            2009 Proxy Statement

special incentive payment to the Participant and will not be taken into account as compensation for purposes of any other employee benefit plan of the Company or a Subsidiary, except as the Committee otherwise provides. The adoption of the Plan will have no effect on Awards made or to be made under any other benefit plan covering an employee of the Company or a Subsidiary or any predecessor or successor of the Company or a Subsidiary.

        7.10    Securities Law Compliance.    Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of this Plan or any grant of an Award would otherwise frustrate or conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. No Participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

        7.11    Section 409A Compliance.    To the extent that any Award granted under the Plan is subject to Section 409A of the Code, the Award Certificate evidencing such Award will be construed to the greatest extent possible in a manner that will not result in adverse tax consequences under Section 409A of the Code, provided that such construction is not materially inconsistent with the intent of the Award. Any Award that provides for a payment to any Participant who is a "specified employee" of deferred compensation that is subject to Code Section 409A(a)(2) and that becomes payable upon, or that is accelerated upon, such Participant's Termination of Employment, shall be made no earlier than the date which is six months following such Participant's Termination of Employment (or, if earlier, such Participant's death) and such provision shall also be included in any Award Certificate. A specified employee for this purpose shall be determined by the Committee or its delegate in accordance with the provisions of Code Section 409A and the regulations and rulings thereunder.

        7.12    Governing Law, Severability.    The Plan and all determinations made and actions taken under the Plan will be governed by the law of the Company's place of incorporation and construed accordingly. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability will not affect any other parts of the Plan, which parts will remain in full force and effect.

2009 Proxy Statement            A-21

X Please mark your votes as indicated in this example FOR ALL WITHHOLD FOR ALL *EXCEPTIONS FOR AGAINST ABSTAIN FOLD AND DETACH HERE Signature Signature Date TYCO INTERNATIONAL LTD. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions _______________________________________________________________________ Mark Here for Address Change or Comments SEE REVERSE 40951-agm PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE SPACE HOW YOU WISH YOUR SHARES TO BE VOTED. IF NO INDICATION IS GIVEN, PROXIES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSALS NUMBER 2 AND NUMBER 3, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. 1. Election of the 11 nominees listed below to the Board of Directors 2. Re-appointment of Deloitte & Touche LLP as Tyco’s independent auditors and authorization for the Audit Committee of the Board of Directors to set the auditors’ remuneration 3. Amendments to the Company’s 2004 Stock and Incentive Plan Note: 1. In the case of a corporation, this proxy must be under its common seal or signed by a duly authorized officer or director whose designation must be stated. 2. In the case of joint holders, any holder may sign, but the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority will be determined by the order in which the names stand in the Register of Shareholders. 3. Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. 01 Edward D. Breen, 02 Timothy M. Donahue, 03 Brian Duperreault, 04 Bruce S. Gordon, 05 Rajiv L. Gupta, 06 John A. Krol, 07 Brendan R. O’Neill, 08 William S. Stavropoulos, 09 Sandra S. Wijnberg, 10 Jerome B. York, 11 R. David Yost THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL 11 NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSALS NUMBER 2 AND 3. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the amount of energy and paper consumed by Tyco, and save Tyco the expense of mailing printed proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via the internet. To sign up for electronic delivery, please visit the website http;//enroll.icsdelivery.com/TYC and complete the required information. If you choose to receive proxy materials in electronic format, you will receive an email notice prior to the next annual meeting that will provide the links to the annual meeting materials online. You may later revoke your consent or specifically request that a copy of the proxy materials be sent to you. To change or revoke your consent, follow the instructions at http:/enroll.icsdelivery.com/TYC. Important notice regarding the Internet availability of proxy materials for the 2009 Annual General Meeting of shareholders The Proxy Statement and the 2008 Annual Report to Shareholders are available at: www.tycoproxy.com

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 TYCO INTERNATIONAL LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Proxy Card for use at the 2009 Annual General Meeting or any adjournment or postponement thereof (the “Meeting”) of Shareholders of Tyco International Ltd., a company organized under the laws of Bermuda (“Tyco”), to be held on March 12, 2009 at 9:00 a.m., Atlantic Time, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke, Bermuda. The person signing on the reverse of this card, being a holder of common shares of Tyco, hereby appoints as his/her proxy at the Meeting, Edward D. Breen and Christopher J. Coughlin, or either of them, with full power of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his or her common shares as indicated on the reverse of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in his discretion on such other business as may properly come before the Meeting. Please indicate on the reverse of this card how the common shares represented by this proxy are to be voted. If this card is returned duly signed but without any indication as to how the common shares are to be voted in respect of any of the proposals described on the reverse, the shareholder will be deemed to have directed the proxy to vote FOR the election of all nominees to the Board of Directors and FOR proposals number 2 and number 3 as described below. PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE 1. Election of the 11 nominees to the Board of Directors. 2. Re-appointment of Deloitte & Touche LLP as Tyco’s independent auditors and authorization for the Audit Committee of the Board of Directors to set the auditors’ remuneration. 3. Amendments to the Company’s 2004 Stock and Incentive Plan. FOLD AND DETACH HERE Address Change/Comments (Mark the corresponding box on the reverse side) 40951-agm To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013 SIGNATURE:________________________________________________DATE:____________ TIME:______________ Registered Quantity (common)____40_____ Broker Quantity____________ (THIS BOXED AREA DOES NOT PRINT) PRINT AUTHORIZATION (Continued and to be marked, dated and signed, on the other side) 2009 Annual General Meeting of Shareholders of Tyco International Ltd. March 12, 2009 9:00 A.M., Atlantic Time Fairmont Hamilton Princess Hotel 76 Pitts Bay Road Pembroke, HM08, Bermuda ADMISSION TICKET In order to be effective, completed proxy cards should be received at the address set forth on the enclosed self addressed envelope or at one of the addresses and by the time (being local time) specified below: In Bermuda:Tyco International Ltd., Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda, by 5:00 p.m. on March 11, 2009. In the United States:Tyco International Ltd., c/o BNY Mellon Shareowner Services, P.O. Box 3550, South Hackensack, New Jersey 07606-9247, United States of America, by 7:00 a.m. on March 12, 2009. In the United Kingdom:Tyco International Ltd., c/o Tyco Holdings (UK) Limited, Law Department, 7th Floor, Broadgate West, 9 Appold Street, London EC2A 2AP, United Kingdom, by 5:00 p.m. on March 11, 2009. In Australia:Tyco International Ltd., c/o Tyco International Pty. Limited, Unit 38, 38 South Street, Rydalmere NSW 2116, Australia, by 5:00 p.m. on March 11, 2009.

QuickLinks

TYCO INTERNATIONAL LTD. NOTICE OF 2009 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 12, 2009
TABLE OF CONTENTS
INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL GENERAL MEETING
GOVERNANCE OF THE COMPANY
COMPENSATION OF NON-EMPLOYEE DIRECTORS
PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS
COMMITTEES OF THE BOARD
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICER COMPENSATION
Aggregate Percentage Allocation of Pay for Named Executive Officers for Fiscal 2008
Tyco Fiscal Year 2008 Annual Incentive Compensation Design Summary
Executive Compensation Tables
Outstanding Equity Awards at Fiscal Year-End Table
Option Exercises and Stock Vested Table
Pension Benefits Table
Non-Qualified Deferred Compensation Table at Fiscal Year-End 2008
Potential Payments Upon Termination and Change in Control
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
PROPOSAL NUMBER TWO—RE-APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT COMMITTEE TO SET THEIR REMUNERATION
PROPOSAL NUMBER THREE—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE TYCO 2004 STOCK AND INCENTIVE PLAN
OTHER MATTERS
TYCO INTERNATIONAL LTD. 2004 STOCK AND INCENTIVE PLAN (AMENDED AND RESTATED AS OF JANUARY 1, 2009)
ARTICLE I PURPOSE
ARTICLE II DEFINITIONS
ARTICLE V SHARES SUBJECT TO THE PLAN; ADJUSTMENTS
ARTICLE VI AMENDMENT AND TERMINATION
ARTICLE VII GENERAL PROVISIONS